UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Soliciting Material Pursuant to §240.14a-12

McKESSON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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McKesson Corporation

One Post Street, San Francisco CA 94104-5296

Notice of 2013 Annual Meeting of Stockholders

Wednesday, July 31, 2013

8:30 a.m. Pacific Daylight Time

The 2013 Annual Meeting of Stockholders of McKesson Corporation will be held at the Parc 55 Hotel, 55 Cyril Magnin Street, San Francisco, California.

ITEMS OF BUSINESS:

•

Elect for a one-year term a slate of nine directors as nominated by the Board of Directors;

•

Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014;

•

Conduct a non-binding, advisory vote on executive compensation;

•

Approve the 2013 Stock Plan, including the reservation of 30,000,000 shares of common stock for issuance under the plan;

•

Approve an amendment to the 2000 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under the plan by 5,000,000;

•

Approve amendments to our Amended and Restated By-Laws to provide for a stockholder right to call special meetings;

•

Vote on four proposals submitted by stockholders, if properly presented; and

•

Conduct such other business as may properly be brought before the meeting.

Stockholders of record at the close of business on June 3, 2013 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

June 21, 2013

By Order of the Board of Directors

Willie C. Bogan
Associate General Counsel and Secretary

YOUR VOTE IS IMPORTANT.

We encourage you to read the proxy statement and vote your shares as soon as possible. You may vote via the Internet or by telephone. Specific instructions on how to vote using either of these methods are included on the proxy card. You may also vote by mail, and a return envelope for your proxy card is enclosed for your convenience.

GENERAL INFORMATION	1
Proxies and Voting at the Annual Meeting	1
Attendance at the Annual Meeting	2
Dividend Reinvestment Plan	2
Vote Required and Method of Counting Votes	2
Voting Results of the Annual Meeting	3
Quorum Requirement	3
Broker Non-Votes	3
Profit-Sharing Investment Plan	3
List of Stockholders	3
Online Access to Annual Reports on Form 10-K and Proxy Statements	4
Householding of Proxy Materials	4
ITEM 1.	Election of Directors	5
The Board, Committees and Meetings	9
Director Compensation	11
Corporate Governance	13
ITEM 2.	Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2014	19
Audit Committee Report	20
PRINCIPAL STOCKHOLDERS	21
Security Ownership of Certain Beneficial Owners	21
Security Ownership of Directors and Executive Officers	22
EXECUTIVE COMPENSATION	23
Compensation Discussion and Analysis	23
Compensation Committee Report on Executive Compensation	40
Compensation Committee Interlocks and Insider Participation	40
2013 Summary Compensation Table	41
2013 Grants of Plan-Based Awards Table	43
2013 Outstanding Equity Awards Table	44
2013 Option Exercises and Stock Vested Table	45
2013 Pension Benefits Table	45
2013 Nonqualified Deferred Compensation Table	48
Executive Employment Agreements	50
Potential Payments upon Termination or Change in Control	54

ITEM 3.	Advisory Vote on Executive Compensation	60
ITEM 4.	Approval of our 2013 Stock Plan	60
ITEM 5.	Approval of Amendment to our 2000 Employee Stock Purchase Plan	69
ITEM 6.	Approval of Amendments to our By-Laws to Provide for a Stockholder Right to Call Special Meetings	73
ITEM 7.	Stockholder Proposal on Action by Written Consent of Stockholders	74
ITEM 8.	Stockholder Proposal on Disclosure of Political Contributions and Expenditures	76
ITEM 9.	Stockholder Proposal on Significant Executive Stock Retention until Reaching Normal Retirement Age or Terminating Employment	78
ITEM 10.	Stockholder Proposal on Compensation Clawback Policy	80
ADDITIONAL CORPORATE GOVERNANCE MATTERS	82
APPENDIX A	Supplemental Information: GAAP to Non-GAAP Reconciliation	A-1
APPENDIX B	McKesson Corporation 2013 Stock Plan	B-1
APPENDIX C	McKesson Corporation 2000 Employee Stock Purchase Plan	C-1
APPENDIX D	Amended and Restated By-Laws	D-1

PROXY STATEMENT

GENERAL INFORMATION

Proxies and Voting at the Annual Meeting

The Board of Directors of McKesson Corporation (the “Company,” “McKesson,” “we” or “us”), a Delaware corporation, is soliciting proxies to be voted at the Annual Meeting of Stockholders to be held July 31, 2013 (the “Annual Meeting”), and at any adjournment or postponement thereof. This proxy statement includes information about the matters to be voted upon at the Annual Meeting.

Items of business to be considered at the Annual Meeting

The Board is asking you to take the following actions at the Annual Meeting:

Item	Your Board’s Recommendation
• Election of Nine Directors Named in the Proxy Statement	Vote FOR
• Ratification of the Appointment of the Independent Registered Public Accounting Firm	Vote FOR
• Non-binding, Advisory Vote on Executive Compensation	Vote FOR
• Approval of our 2013 Stock Plan	Vote FOR
• Approval of Amendment to our 2000 Employee Stock Purchase Plan	Vote FOR
• Approval of Amendments to our By-Laws to Provide for a Stockholder Right to Call Special Meetings	Vote FOR
• Stockholder Proposal on Action by Written Consent of Stockholders	Vote AGAINST
• Stockholder Proposal on Disclosure of Political Contributions and Expenditures	Vote AGAINST
• Stockholder Proposal on Significant Executive Stock Retention until Reaching Normal Retirement Age or Terminating Employment	Vote AGAINST
• Stockholder Proposal on Compensation Clawback Policy	Vote AGAINST

Record date; Who can vote

On June 21, 2013, the Company began delivering proxy materials to all stockholders of record at the close of business on June 3, 2013 (the “Record Date”). On the Record Date, there were 228,486,941 shares of the Company’s common stock outstanding and entitled to vote. As a stockholder, you are entitled to one vote for each share of common stock you held on the Record Date, including shares: (i) held for you in an account with a broker, bank or other nominee; (ii) held directly in your name as the stockholder of record; or (iii) allocated to your account in the Company’s Profit-Sharing Investment Plan (the “PSIP”).

How to vote

Stockholders can vote by mail, telephone or the Internet or in person at the Annual Meeting.

Stockholders of Record or a Participant in the Company’s PSIP

If you are a stockholder of record or a participant in the Company’s PSIP, you can vote your shares by using the Internet, by calling a toll-free number, or by mailing your signed proxy card(s). Specific instructions for voting by means of the Internet or telephone are included on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you do not wish to vote via the Internet or by telephone, please complete, sign and return the proxy card in the self-addressed, postage-paid envelope provided.

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Street Name Stockholders

If you have shares held by a broker, bank or other nominee, you can vote your shares by following the instructions provided by your broker, bank or other nominee.

Your vote as a stockholder is important. Please vote as soon as possible to ensure that your vote is recorded.

Valid Proxies

All shares represented by valid proxies will be voted as specified. If you sign and return a proxy card without specific voting instructions, your shares will be voted as recommended by our Board of Directors (the “Board” or the “Board of Directors”) on all proposals described in this proxy statement, and in the discretion of the designated proxy holders as to any other matters that may properly come before the Annual Meeting. We currently know of no other matter to be presented at the Annual Meeting, except for the proposals described in this proxy statement.

All votes cast at the Annual Meeting will be tabulated by Broadridge Financial Solutions, Inc. (“Broadridge”), which has been appointed the independent inspector of election. Broadridge will determine whether or not a quorum is present.

Revocation

You can revoke your proxy at any time before the Annual Meeting by sending to the Company’s Secretary a written revocation or a proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting in person and casting a ballot. If you hold your shares through a broker, bank or other nominee and have instructed the broker, bank or other nominee as to how to vote your shares, you must obtain a legal proxy and bring it to the meeting in order to change your vote or to vote at the Annual Meeting. Please contact your broker, bank or other nominee for specific information on how to obtain a legal proxy in order to vote your shares at the meeting.

Attendance at the Annual Meeting

You will need to bring your admission ticket and any valid government-issued form of identification if you plan to attend the Annual Meeting. You will find an admission ticket attached to the proxy card if you are a registered stockholder or PSIP participant. If your shares are held in the name of a broker, bank or other stockholder of record and you plan to attend the Annual Meeting in person, you may obtain an admission ticket in advance by sending a request, along with proof of ownership, such as a brokerage or bank account statement, to the Company’s Secretary, One Post Street, 35th Floor, San Francisco, California 94104. Stockholders who do not have an admission ticket will only be admitted upon verification of ownership at the sole discretion of the Company.

Dividend Reinvestment Plan

For those stockholders who participate in the Company’s Automatic Dividend Reinvestment Plan (“DRP”), the enclosed proxy card includes all full shares of common stock held in your DRP account on the Record Date for the Annual Meeting, as well as your shares held of record.

Vote Required and Method of Counting Votes

Item 1 – Election of Directors. Each share of the Company’s common stock you own entitles you to one vote at the Annual Meeting. You may vote “for” or “against” one or more of the director nominees, or “abstain” from voting on the election of any nominee. A nominee will be elected as a director if he or she receives a majority of votes cast (that is, the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee). Abstentions or broker non-votes (as described below), if any, will not count as votes cast. There is no cumulative voting with respect to the election of directors.

Items 4 and 5 – Approval of our 2013 Stock Plan; and Approval of Amendment to our 2000 Employee Stock Purchase Plan. Under the requirements of the rules of the New York Stock Exchange (“NYSE”), the approval of our 2013 Stock Plan and amendment to our 2000 Employee Stock Purchase Plan requires the affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent at least 50% of the outstanding shares entitled to vote on the proposal. You may vote “for” or “against,” or “abstain” from voting on, each of these proposals.  The NYSE counts votes “for” and “against” and abstentions as votes cast.  Broker non-votes do not count as votes cast, but do count as shares outstanding and entitled to vote. Accordingly, the sum of votes “for,” plus votes “against,” plus abstentions, which sum is referred to as the “NYSE Votes Cast,” must be greater than 50% of the outstanding shares entitled to vote. Further, the number of votes “for” each proposal must be greater than 50% of the NYSE Votes Cast. Thus, abstentions have the same effect as a vote against the proposal. Broker non-votes could impair our ability to satisfy the requirement that the NYSE Votes Cast represent over 50% of the outstanding shares entitled to vote.

Item 6 – Approval of Amendments to our By-Laws to Provide for a Stockholder Right to Call Special Meetings. Approval of this proposal requires the affirmative vote of a majority of the shares outstanding and entitled to vote on this proposal at the Annual Meeting. You may vote “for” or “against,” or “abstain” from voting on, this proposal. Shares represented by abstentions or broker non-votes on this proposal will have the effect of a vote against the matter.

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All Other Items – For all other items to be presented at the Annual Meeting, approval of each of these proposals requires the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the Annual Meeting. You may vote “for” or “against,” or “abstain” from voting on, each of these other proposals. Shares represented by abstentions on a proposal will be counted as present at the Annual Meeting and will have the effect of a vote against the matter; however, broker non-votes with respect to a proposal will have no effect on the outcome of the matter.

Voting Results of the Annual Meeting

We intend to announce preliminary voting results at the Annual Meeting, and publish preliminary results or, if available, final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Quorum Requirement

The presence in person or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. In the event of abstentions or broker non-votes, the shares represented will be considered present for quorum purposes.

Broker Non-Votes

Generally, broker non-votes occur when a broker, bank or other nominee does not have discretion to vote on a proposal without specific instructions from the beneficial owner and instructions are not given. NYSE rules prohibit discretionary voting by brokers on certain matters. At the Annual Meeting, if brokers, banks and other nominees have not received instructions from the beneficial owners, they will not be permitted to vote on any proposal other than the ratification of the appointment of the independent registered public accounting firm (Item 2).

Therefore, we encourage all beneficial owners to provide voting instructions to your nominees to ensure that your shares are voted at the Annual Meeting.

Profit-Sharing Investment Plan

Participants in the Company’s tax-qualified 401(k) plan, the PSIP, have the right to instruct the PSIP trustee, on a confidential basis, how the shares allocated to their accounts are to be voted, and will receive a voting instruction card for that purpose. In general, the PSIP provides that all shares for which no voting instructions are received from participants will be voted by the trustee in the same proportion as shares for which voting instructions are received. However, shares that have been allocated to PSIP participants’ PAYSOP accounts for which no voting instructions are received will not be voted.

List of Stockholders

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the meeting and for ten days prior to the meeting for any purpose germane to the Annual Meeting, during ordinary business hours, at our principal executive offices at One Post Street, 35th Floor, San Francisco, California. You may obtain this information by contacting the Secretary of the Company.

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Online Access to Annual Reports on Form 10-K and Proxy Statements

The notice of annual meeting, proxy statement and Annual Report on Form 10-K for our fiscal year ended March 31, 2013 are available at www.proxyvote.com. Instead of receiving future copies of the proxy statement and Annual Report on Form 10-K by mail, you may, by following the applicable procedures described below, elect to receive these documents electronically, in which case you will receive an e-mail with a link to these documents.

Stockholders of Record: You may elect to receive proxy materials electronically next year in place of printed materials by logging on to www.proxyvote.com and entering your control number, which you can find on the accompanying proxy card. By doing so, you will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the Annual Report on Form 10-K, proxy statement and voting form when they become available.

Beneficial Stockholders: If you hold your shares through a broker, bank or other holder of record, you may also have the opportunity to receive copies of the proxy statement and Annual Report on Form 10-K electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other holder of record regarding the availability of this service or contact the broker, bank or other holder of record through which you hold your shares and inquire about the availability of such an option for you.

If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations at (800) 826-9360 or by sending an e-mail to investors@mckesson.com.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact Broadridge by calling (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may also contact Broadridge if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

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PROPOSALS TO BE VOTED ON

ITEM 1.    Election of Directors

There are nine nominees for election to the Board of Directors of the Company. The directors elected at the Annual Meeting will hold office until the 2014 Annual Meeting of Stockholders and until their successors have been elected and qualified, or until their earlier death, resignation or removal.

All nominees are existing directors and were elected to the Board at the 2012 Annual Meeting of Stockholders. For purposes of the upcoming Annual Meeting, the Committee on Directors and Corporate Governance (sometimes referred to as the “Governance Committee”) recommended the reelection of each nominee as a director. Each nominee has informed the Board that he or she is willing to serve as a director. If any nominee should decline or become unable or unavailable to serve as a director for any reason, your proxy authorizes the persons named in the proxy to vote for a replacement nominee, if the Board names one, as such persons determine in their best judgment. As an alternative, the Board may reduce the number of directors to be elected at the Annual Meeting.

Majority Voting Standard for Election of Directors. The Company’s Amended and Restated By-laws (the “By-Laws”) provide for a majority voting standard for the election of directors in uncontested director elections, such as that being conducted this year. Under this standard, a director nominee will be elected only if the number of votes cast “for” the nominee exceeds the number of votes cast “against” that nominee. In the case of contested elections (a situation in which the number of nominees exceeds the number of directors to be elected), the plurality voting standard will apply. This majority voting standard is described further below under the section entitled “Corporate Governance — Majority Voting Standard.”

The following is a brief description of the age, principal occupation, position and business experience, including other public company directorships, for at least the past five years and major affiliations of each of the nominees. Each director’s biographical information includes a description of the director’s experience, qualifications, attributes or skills that qualify the director to serve on the Company’s Board at this time.

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Nominees

Your Board recommends a vote “FOR” each Nominee.

  Andy D. Bryant

Chairman of the Board, Intel Corporation

Mr. Bryant, age 63, was elected Chairman of the Board of Intel Corporation in May 2012. He was named a director of Intel’s board in July 2011 and served as Vice Chairman of the Board from that time until his election as Chairman. He served as Executive Vice President and Chief Administrative Officer of Intel from October 2007 to July 2011. Mr. Bryant joined Intel in 1981 and held a number of management positions before serving as Intel’s Chief Financial Officer from February 1994 to October 2007. He is also a director of Columbia Sportswear Company. He was formerly a director of Synopsys Inc. Mr. Bryant has been a director of the Company since January 2008. He is Chair of the Finance Committee and a member of the Audit Committee.

Mr. Bryant’s years of experience as an executive at a large global company, including in the roles of Chief Administrative Officer and Chief Financial Officer, provide to the Company’s Board operational, strategic planning and financial expertise and considerable business acumen, as well as international business experience. We believe the Company benefits from his Board leadership perspective garnered from serving as both Vice Chairman and Chairman of Intel’s Board. Mr. Bryant also has other public company board experience with service on audit and governance committees.

  Wayne A. Budd

Senior Counsel, Goodwin Procter LLP

Mr. Budd, age 71, joined the law firm of Goodwin Procter LLP as Senior Counsel in October 2004. He had been Senior Executive Vice President and General Counsel and a director of John Hancock Financial Services, Inc. since 2000 and a director of John Hancock Life Insurance Company since 1998. From 1996 to 2000, Mr. Budd was Group President-New England for Bell Atlantic Corporation (now Verizon Communications, Inc.). From 1994 to 1997, Mr. Budd was a Commissioner, United States Sentencing Commission and from 1993 to 1996, he was a senior partner at the law firm of Goodwin Procter LLP. From 1992 to 1993, he was the Associate Attorney General of the United States and from 1989 to 1992, he was United States Attorney for the District of Massachusetts. Mr. Budd has been a director of the Company since October 2003. He is a member of the Audit Committee and the Committee on Directors and Corporate Governance.

Mr. Budd brings to our Board significant legal and regulatory expertise gained from years of large law firm practice and major governmental positions with law enforcement responsibilities. His legal experience and seasoned judgment have been instrumental in helping the Board navigate legal challenges. In recognition of his distinguished legal career and important contributions to public life, Mr. Budd was named a 2011 recipient of the American Lawyer Lifetime Achievement Award. Additionally, Mr. Budd has senior executive business experience and public company board experience with service on audit, governance, compensation, and special litigation committees. His Board leadership skills have been enhanced through his role as Chairman of the National Board of Directors of the American Automobile Association from April 2011 to April 2013.

  John H. Hammergren

Chairman of the Board, President and Chief Executive Officer, McKesson Corporation

Mr. Hammergren, age 54, has served as Chairman of the Board since July 2002, and President and Chief Executive Officer of the Company since April 2001. Mr. Hammergren joined the Company in 1996 and held a number of management positions before becoming President and Chief Executive Officer. He was a director of the Hewlett-Packard Company from 2005 through April 2013. He has been a director of the Company since July 1999.

Including his experience at other significant healthcare organizations prior to joining the Company, Mr. Hammergren brings to the Board over 30 years of business and leadership experience in healthcare, as well as public company board experience. In addition to the strong leadership skills exhibited as Chief Executive Officer of the Company, he recently served as Chairman of the Healthcare Leadership Council, a coalition of chief executives of the nation’s leading healthcare companies and organizations. His healthcare industry and general business perspective has been broadened through his membership on this council, on the Business Council and on the Business Roundtable. The Board benefits from Mr. Hammergren’s extensive knowledge of the Company, and from his deep understanding of its customer base, workforce, competition, challenges and opportunities.

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  Alton F. Irby III

Chairman and Founding Partner, London Bay Capital

Mr. Irby, age 72, was the founding partner and has been Chairman of London Bay Capital, a privately-held investment firm, since May 2006. He was the founding partner of Tricorn Partners LLP, a privately-held investment bank, from May 2003 to May 2006, a partner of Gleacher & Co. Ltd. from January 2001 until April 2003, and Chairman and Chief Executive Officer of HawkPoint Partners, formerly known as National Westminster Global Corporate Advisory, from 1997 until 2000. He was a founding partner of Hambro Magan Irby Holdings from 1988 to 1997. He serves as a director of Stifel Financial Corporation and of McKesson Information Solutions UK Limited, an indirect wholly-owned subsidiary of the Company. He was formerly a director of Catlin Group PLC, Centaur Holdings PLC and ContentFilm PLC. Mr. Irby has been a director of the Company since January 1999. He is Chair of the Compensation Committee and a member of the Finance Committee.

Mr. Irby has over 40 years of experience as a senior executive of financial services companies, and over 35 years of service on various private and public company boards. During this time, he has acquired significant international business experience and demonstrated entrepreneurial talent as the founding partner of several firms. Based on his overall experience, Mr. Irby is able to provide to the Company’s Board valuable insights into financial and capital market matters, acquisition opportunities and divestiture considerations.

  M. Christine Jacobs

Chairman of the Board, President and Chief Executive Officer, Theragenics Corporation

Ms. Jacobs, age 62, is the Chairman, President and Chief Executive Officer of Theragenics Corporation, a manufacturer of prostate cancer treatment devices and surgical products. She has held the position of Chairman since May 2007, and previously from 1998 to 2005. She was Co-Chairman of the Board from 1997 to 1998 and was elected President in 1992 and Chief Executive Officer in 1993. Ms. Jacobs has been a director of the Company since January 1999. She is a member of the Compensation Committee and the Committee on Directors and Corporate Governance.

Having led a public company within the healthcare industry for over 20 years, Ms. Jacobs brings to our Board significant relevant industry experience and a keen understanding of and strong insight into issues, challenges and opportunities facing the Company, including those related to legislative healthcare initiatives. As a Chairman and Chief Executive Officer, she is at the forefront of her company in regard to the evolving corporate governance environment, which enables her to provide valuable contributions as a member of the Governance Committee of our Board. Since September 2011, Ms. Jacobs has served as Co-Chair of the Securities and Exchange Commission Advisory Committee on Small and Emerging Companies, which reflects her leadership experience and capital formation experience. She is serving a term of two years on the Advisory Committee.

  Marie L. Knowles

Executive Vice President and Chief Financial Officer, Retired, ARCO

Ms. Knowles, age 66, retired from Atlantic Richfield Company (“ARCO”) in 2000 and was Executive Vice President and Chief Financial Officer from 1996 until 2000 and a director from 1996 until 1998. She joined ARCO in 1972. Ms. Knowles is also a member of the Board of Trustees of the Fidelity Funds. She has been a director of the Company since March 2002. She is Chair of the Audit Committee and a member of the Finance Committee.

Ms. Knowles brings to the Board extensive financial experience gained through her career at ARCO, including her tenure as Chief Financial Officer. This experience makes her well qualified to serve as Chair of the Company’s Audit Committee and as the audit committee financial expert. This experience also enables Ms. Knowles to provide critical insight into, among other things, the Company’s financial statements, accounting principles and practices, internal control over financial reporting, and risk management processes. It is also noteworthy that Ms. Knowles was named a 2013 Outstanding Director by the San Francisco Business Times and the Silicon Valley Business Journal.

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  David M. Lawrence, M.D.

Chairman of the Board and Chief Executive Officer, Retired, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals

Dr. Lawrence, age 72, retired from Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals in 2002, having served as Chairman of the Board from 1992 and Chief Executive Officer from 1991. He held a number of management positions with these organizations prior to assuming these positions, including Vice Chairman of the Board and Chief Operating Officer. He is also a director of Agilent Technologies Inc. He was formerly a director of Raffles Medical Group, Inc., PG&E Corporation and Dynavax Technologies Corporation. Dr. Lawrence has been a director of the Company since January 2004. He is a member of the Compensation Committee and the Finance Committee.

Dr. Lawrence possesses considerable leadership experience in the healthcare industry, having served for a decade as Chairman and Chief Executive Officer of one of the largest private healthcare systems in the world. This experience, coupled with his training as a physician, enables him to provide an important perspective and valuable insight into various aspects of the Company’s businesses. In addition, Dr. Lawrence brings to our Board broad experience and perspective gained through his considerable public company board experience, including his service on compensation, audit, finance and governance committees.

  Edward A. Mueller

Chairman of the Board and Chief Executive Officer, Retired, Qwest Communications International Inc.

Mr. Mueller, age 66, retired as Chairman and Chief Executive Officer of Qwest Communications International Inc., a provider of voice, data and video services, in April 2011. He held the position of Chairman and Chief Executive Officer of Qwest Communications from August 2007 to April 2011. From January 2003 until July 2006, he served as Chief Executive Officer of Williams-Sonoma, Inc., a provider of specialty products for cooking. Prior to joining Williams-Sonoma, Inc., Mr. Mueller served as President and Chief Executive Officer of Ameritech Corporation, a subsidiary of SBC Communications, Inc., from 2000 to 2002. He is also a director of The Clorox Company. He was formerly a director of CenturyLink, Inc., Williams-Sonoma, Inc. and VeriSign, Inc. Mr. Mueller has been a director of the Company since April 2008. He is a member of the Compensation Committee and the Committee on Directors and Corporate Governance.

Mr. Mueller brings to the Board chief executive leadership and business management experience, as well as a strong business acumen and strategic planning expertise. Having worked outside the healthcare industry, he also adds to the mix of experiences and perspectives on our Board that promote a robust deliberative and decision-making process. While Chairman of the Board of Qwest Communications, Mr. Mueller had a leadership role in corporate governance, which enables him to provide valuable contributions as a member of the Governance Committee of our Board. He also has public company board experience with audit committee service.

  Jane E. Shaw, Ph.D.

Chairman of the Board, Retired, Intel Corporation; Chairman of the Board and Chief Executive Officer, Retired, Aerogen, Inc.

Dr. Shaw, age 74, retired as the non-executive Chairman of the Board of Intel Corporation in May 2012. She had held that position since May 2009. Dr. Shaw retired as Chairman of the Board of Aerogen, Inc., a company specializing in the development of products for improving respiratory therapy, in October 2005. She had held that position since 1998. She retired as Chief Executive Officer of that company in June 2005. She is also a director of AeroSurgical Limited and Stamford Devices Ltd. She was formerly a director of Talima Therapeutics, Inc. Dr. Shaw has been a director of the Company since April 1992. She is Chair of the Committee on Directors and Corporate Governance and a member of the Audit Committee.

As a former Chief Executive Officer, Dr. Shaw brings to the Board executive leadership and business management experience in the healthcare industry. She also has a strong financial background, which positions her well to serve on the Audit Committee. Dr. Shaw gained valuable board leadership experience as former executive Chairman of Aerogen, Inc. and former non-executive Chairman of Intel Corporation. This experience also makes her well qualified to serve as Chair of the Governance Committee, and she has played a major role in helping the Company navigate the changing governance landscape.

Having been raised and educated in Europe, she also has an international background that broadens the Board’s perspective. As the longest-standing Board member, the Board benefits from her considerable institutional knowledge. It is also noteworthy that Dr. Shaw was named a 2010 Outstanding Director by the Outstanding Directors Exchange and a 2013 Outstanding Director by the San Francisco Business Times and the Silicon Valley Business Journal.

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The Board, Committees and Meetings

The Board of Directors is the Company’s governing body with responsibility for oversight, counseling and direction of the Company’s management to serve the long-term interests of the Company and its stockholders. The Board’s goal is to build long-term value for the Company’s stockholders and to ensure the vitality of the Company for its customers, employees and other individuals and organizations that depend on the Company. To achieve its goals, the Board monitors both the performance of the Company and the performance of the Chief Executive Officer (“CEO”). The Board currently consists of nine members, all of whom are independent with the exception of the Chairman.

The Board has, and for many years has had, standing committees: currently, the Audit Committee, the Compensation Committee, the Committee on Directors and Corporate Governance, and the Finance Committee. Each of these committees is governed by a written charter approved by the Board in compliance with the applicable requirements of the SEC and the NYSE listing requirements (collectively, the “Applicable Rules”). The charter of each committee requires an annual review by such committee. Each member of our standing committees is independent, as determined by the Board, under the NYSE listing standards and the Company’s director independence standards. In addition, each member of the Audit Committee and Compensation Committee meets the additional, heightened independence criteria applicable to committee members under the Applicable Rules. The members of each standing committee are appointed by the Board each year for a term of one year or until their successors are elected.

The membership of each standing committee and the number of meetings held during the fiscal year ended March 31, 2013 (“FY 2013”) is identified in the table below.

Board and Meeting Attendance

The Board met ten times during FY 2013. Each director attended at least 75% of the aggregate number of meetings of the Board and of all the standing and other committees on which he or she served. Directors meet their responsibilities not only by attending Board and committee meetings, but also through communication with executive management, independent accountants, advisors and consultants and others on matters affecting the Company. Directors are also expected to attend the upcoming Annual Meeting, and all directors except Mr. Bryant attended the Annual Meeting of Stockholders held in July 2012.

Director	Audit	Compensation	Directors and Corporate Governance	Finance
Andy D. Bryant	X	—	—	Chair
Wayne A. Budd	X	—	X	—
John H. Hammergren	—	—	—	—
Alton F. Irby III	—	Chair	—	X
M. Christine Jacobs	—	X	X	—
Marie L. Knowles	Chair	—	—	X
David M. Lawrence, M.D.	—	X	—	X
Edward A. Mueller	—	X	X	—
Jane E. Shaw, Ph.D.	X	—	Chair	—
Number of meetings held during FY 2013	7	5	5	5

In addition, the Board has, on occasion, established committees to deal with particular matters the Board believes appropriate to be addressed in that manner.

Committee Responsibilities and Other Information

Audit Committee

The Audit Committee is responsible for, among other things, reviewing with management the annual audited financial statements filed in the Annual Report on Form 10-K, including any major issues regarding accounting principles and practices as well as the adequacy and effectiveness of internal control over financial reporting that could significantly affect the Company’s financial statements. Along with other responsibilities, the Audit Committee reviews with management and the independent registered public accounting firm (the “independent accountants”) the interim financial statements prior to the filing of the Company’s quarterly reports on Form 10-Q. In addition to appointing the independent accountants, monitoring their independence, evaluating their performance and approving their fees, the Audit Committee has responsibility for reviewing and accepting the annual audit plan, including the scope of the audit activities of the independent accountants.

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The Audit Committee at least annually reassesses the adequacy of its charter and recommends to the Board any proposed changes, and periodically reviews major changes to the Company’s accounting principles and practices. The committee also reviews the appointment, performance and replacement of the senior internal audit department executive and advises the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of conduct. Additionally, the committee performs such other activities and considers such other matters, within the scope of its responsibilities, as the Audit Committee or Board deems necessary or appropriate. The composition of the Audit Committee, the attributes of its members, including the requirement that each be “financially literate” and have other requisite experience, and the responsibilities of the committee, as reflected in its charter, are in accordance with the Applicable Rules for corporate audit committees.

Audit Committee Financial Expert

The Board has designated Ms. Knowles as the Audit Committee’s financial expert and has determined that she meets the qualifications of an “audit committee financial expert” in accordance with SEC rules, and that she is “independent” as defined for audit committee members in the listing standards of the NYSE and applicable SEC requirements, and in accordance with the Company’s director independence standards.

Compensation Committee

The Compensation Committee has responsibility for, among other things, reviewing all matters relating to executive officer compensation. Along with other responsibilities, the Compensation Committee will, with respect to executive officers, annually review and determine the salary paid; the grant of cash-based bonuses and equity compensation provided; the entering into or amendment or extension of any employment contract or similar arrangement; the severance or change in control arrangements; the material perquisites provided; and any other executive officer compensation matter that may arise from time to time as directed by the Board.

The Compensation Committee will periodically review and make recommendations to the Board with respect to adoption of, or amendments to, all equity-based incentive compensation plans and arrangements for employees and cash-based incentive plans for executive officers, including an evaluation of whether the relationship between the incentives associated with these plans and the level of risk-taking by executive officers in response to such incentives is reasonably likely to have a material adverse effect on the Company. Subject to certain limitations, the Compensation Committee will approve the grant of stock, stock options, stock purchase rights or other equity grants to employees eligible for such grants. Annually, the Compensation Committee will review its charter and recommend to the Board any changes it determines are appropriate. It will participate with management in the preparation of the Compensation Discussion and Analysis for the Company’s proxy statement. The committee also performs such other activities required by applicable law, rules or regulations, and consistent with its charter, as the Compensation Committee or the Board deems necessary or appropriate.

The Compensation Committee may delegate to any officer or officers the authority to grant awards to employees other than directors or executive officers, provided that such grants are within the limits established by the Delaware General Corporation Law and by resolution of the Board. The Compensation Committee determines the structure and amount of all executive officer compensation, including awards of equity, after considering the initial recommendation of management and in consultation with the Compensation Committee’s independent compensation consultant.

In accordance with its charter, the Compensation Committee annually evaluates the qualifications, performance and independence of its advisors. The Compensation Committee has the sole authority and right, when it deems necessary or appropriate, to retain, obtain the advice of and terminate compensation consultants, independent legal counsel or other advisors of its choosing. The committee has the sole authority to approve the fee arrangement and other retention terms of such advisors, and the Company must provide for appropriate funding. In this regard, the Compensation Committee is directly responsible for the appointment, fee arrangement and oversight of the work of any compensation consultant, independent legal counsel or other advisor retained.

The Compensation Committee directly employs its own independent compensation consultant, Compensation Strategies, Inc., and independent legal counsel, Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP. These advisors do not provide any other services to the Company, except that Compensation Strategies, Inc. provides consulting services to the Governance Committee in the area of director compensation. Additional information on the Compensation Committee’s process and procedures for consideration of executive compensation is addressed in the Compensation Discussion and Analysis.

Finance Committee

The Finance Committee has responsibility for, among other things, reviewing the Company’s dividend policy, reviewing the adequacy of the Company’s insurance programs and reviewing with management the long-range financial policies of the Company. Along with other responsibilities, the Finance Committee provides advice and counsel to management on the financial aspects of significant acquisitions and divestitures, major capital commitments, proposed financings and other significant transactions. The committee also makes recommendations concerning significant changes in the capital structure of the Company, reviews tax planning strategies utilized by management, reviews the funding status and investment policies of the Company’s tax-qualified retirement plans, and reviews and (when authorized by the Board) approves the principal terms and conditions of securities that may be issued by the Company.

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Committee on Directors and Corporate Governance

The Governance Committee has responsibility for, among other things, recommending guidelines and criteria to be used to select candidates for Board membership; reviewing the size and composition of the Board to assure that proper skills and experience are represented; recommending the slate of nominees to be proposed for election at the annual meeting of stockholders; and recommending qualified candidates to fill Board vacancies. Along with other responsibilities, the Governance Committee evaluates the Board’s overall performance, develops and administers the Company’s related party transactions policy and advises the Board on matters of corporate governance, including the Corporate Governance Guidelines and composition of committees. The committee also advises the Board regarding director compensation and administering the 2005 Stock Plan with respect to directors’ equity awards.

Director Qualifications, Nomination and Diversity

To fulfill its responsibility to recruit and recommend to the full Board nominees for election as directors, the Governance Committee considers all qualified candidates who may be identified by any one of the following sources: current or former Board members, a professional search firm, Company executives or stockholders. Stockholders who wish to propose a director candidate for consideration by the Governance Committee may do so by submitting the candidate’s name, resume and biographical information and qualifications to the attention of the Secretary of the Company at One Post Street, 35th Floor, San Francisco, California 94104. All proposals for recommendation or nomination received by the Secretary will be presented to the Governance Committee for its consideration. The Governance Committee and the Company’s CEO will interview those candidates who meet the criteria described below, and the Governance Committee will recommend to the Board nominees that best suit the Board’s needs. In order for a recommended director candidate to be considered by the Governance Committee for nomination for election at an upcoming annual meeting of stockholders, the recommendation must be received by the Secretary not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of stockholders.

In evaluating candidates for the Board, the Governance Committee reviews each candidate’s biographical information and credentials, and assesses each candidate’s independence, skills, experience and expertise based on a variety of factors. Members of the Board should have the highest professional and personal ethics, integrity and values consistent with the Company’s values. They should have broad experience at the policy-making level in business, technology, healthcare or public interest, or have achieved national prominence in a relevant field as a faculty member or senior government officer. The Governance Committee will consider whether the candidate has had a successful career that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make, and whether the candidate’s skills are complementary to the existing Board members’ skills. Board members must take into account and balance the legitimate interests and concerns of all of the Company’s stockholders and other stakeholders, and each must be able to devote sufficient time and energy to the performance of his or her duties as a director, as well as have a commitment to diversity.

The Governance Committee has responsibility under its charter to review annually with the Board the size and composition of the Board with the objective of achieving the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole. Although the Board does not maintain a formal policy regarding diversity, the Governance Committee considers diversity to include diversity of backgrounds, cultures, education, experience, skills, thought, perspectives, personal qualities and attributes, and geographic profiles (i.e., where the individuals have lived and worked), as well as race, ethnicity, gender, national origin and other categories. A high level of diversity on our Board has been achieved in these areas, as evidenced by the information concerning our directors that is provided under “Nominees” above. Our Governance Committee and Board believe that a diverse representation on the Board fosters a robust, comprehensive, and balanced deliberative and decision-making process that is essential to the continued effective functioning of the Board and continued success of the Company.

Director Compensation

The Company believes that compensation for non-employee directors should be competitive and should encourage ownership of the Company’s stock. The compensation for each non-employee director of the Company includes an annual cash retainer, an annual restricted stock unit (“RSU”) award and per-meeting fees. With regard to committees other than standing committees, the Board determines on a case-by-case basis whether meeting fees are appropriate for non-employee directors. The Board currently has established a $1,500 per-meeting fee in each case in which it determines a meeting fee is appropriate. In addition to the compensation described above, the Presiding Director and chairs of the standing committees receive an annual retainer. Non-employee directors are paid their reasonable expenses for attending Board and committee meetings. Directors who are employees of the Company or its subsidiaries do not receive any compensation for service on the Board. The Governance Committee annually reviews the level and form of the Company’s director compensation and, if it deems appropriate, recommends to the Board changes in director compensation.

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Cash Compensation

Director annual retainers and meeting fees are paid in cash. Directors may elect in advance of a calendar year to defer up to 100% of their annual retainer (including any standing committee chair or Presiding Director retainer) and meeting fees into the Company’s Deferred Compensation Administration Plan III (“DCAP III”). The minimum deferral period for any amounts deferred is five years; however, notwithstanding the director’s deferral election, if a director ceases to be a director of the Company for any reason other than death, disability or retirement, the account balance will be paid in a lump sum in the first January or July which is at least six months following and in the year after his or her separation from service. In the event of death, disability or retirement, the account balance will be paid in accordance with the director’s deferral election. To be eligible for retirement, a director must have served on the Board for at least six consecutive years prior to his or her separation. The Compensation Committee approves the interest rates to be credited each year to amounts deferred into DCAP III, which currently are (i) 8.0% per annum for amounts deferred prior to January 1, 2010, and (ii) 120% of the long-term applicable federal rate as published each year in December by the U.S. Internal Revenue Service, for amounts deferred on or after January 1, 2010.

The following table summarizes the cash compensation provided to non-employee directors:

Non-Employee Director Cash Compensation
Annual cash retainer	$75,000
Additional retainer for Presiding Director	$10,000
Additional retainer for Chair of the Audit Committee	$20,000
Additional retainer for Chair of the Compensation Committee	$20,000
Additional retainer for Chair of all other standing committees	$10,000
Meeting fee for each Audit Committee meeting attended	$2,000
Meeting fee for each Board or other committee meeting attended	$1,500

Equity Compensation

Each July, non-employee directors receive an automatic annual grant of RSUs with an approximate value as of the grant date equal to $150,000. The actual number of RSUs granted is determined by dividing $150,000 by the closing price of the Company’s common stock on the grant date (with any fractional unit rounded up to the nearest whole unit); provided, however, that the number of units granted in any annual grant will in no event exceed 5,000, in accordance with our 2005 Stock Plan.

The RSUs granted to non-employee directors are vested upon grant. If a director meets the director stock ownership guidelines (currently $300,000 in shares and share equivalents), then the director will, on the grant date, receive the shares underlying the RSUs, unless the director elects to defer receipt of the shares. The determination of whether a director meets the director stock ownership guidelines is made as of the last day of the deferral election period preceding the applicable RSU award. If a non-employee director has not met the stock ownership guidelines as of the last day of such deferral election period, then payment of the shares underlying the RSUs will automatically be deferred until the director’s separation from service.

Recipients of RSUs are entitled to dividend equivalents at the same dividend rate applicable to the Company’s common stockholders, which currently is $0.20 per share each quarter. For our directors, dividend equivalents on the RSUs are credited quarterly to an interest-bearing cash account and are not distributed until the shares underlying the RSUs are issued to the director. Interest accrues on directors’ credited dividend equivalents at the rate set by the Compensation Committee under the terms of our 2005 Stock Plan, which for calendar year 2013 is 8.0% per annum.

All Other Compensation and Benefits

Non-employee directors are eligible to participate in the McKesson Foundation’s Executive Request Program and Matching Gifts Program. Under these programs, our non-employee directors may request that the foundation make donations to qualifying public charitable organizations, and our non-employee directors’ own gifts to schools, educational associations or funds, and other public charitable organizations are eligible for a match by the foundation up to $5,000 per director for each fiscal year.

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2013 Director Compensation Table

The following table sets forth information concerning the compensation paid to or earned by each non-employee director for the fiscal year ended March 31, 2013. Mr. Hammergren, our Chairman of the Board, President and CEO, is not included in this table as he is an employee of the Company and thus receives no compensation for his service as a director. The compensation paid to or earned by Mr. Hammergren as an officer of the Company is shown in the 2013 Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)	Total ($)
Andy D. Bryant	131,000	150,049	11,940	—	292,989
Wayne A. Budd	119,000	150,049	31,984	—	301,033
Alton F. Irby III	122,000	150,049	33,709	—	305,758
M. Christine Jacobs	105,000	150,049	5,099	—	260,148
Marie L. Knowles	137,500	150,049	20,300	—	307,849
David M. Lawrence, M.D.	114,500	150,049	11,030	—	275,579
Edward A. Mueller	102,000	150,049	10,318	—	262,367
Jane E. Shaw, Ph.D.	129,000	150,049	21,821	—	300,870

(1)

Consists of the following, as applicable, whether paid or deferred: director annual retainer; standing committee meeting fees; other committee meeting fees; and the annual standing committee chair and Presiding Director retainers.

(2)

Represents the aggregate grant date fair value of RSUs, computed in accordance with Accounting Standards Codification issued by the Financial Accounting Standards Board, Topic 718, labeled “Compensation — Stock Compensation” (“ASC Topic 718”) disregarding any estimates of forfeitures related to service-based vesting conditions. Such values do not reflect whether the recipient has actually realized a financial benefit from the award. For information on the assumptions used to calculate the value of the awards, refer to Financial Note 5 of the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended March 31, 2013, as filed with the SEC on May 7, 2013. For awards that are not subject to performance conditions, such as those provided to directors, the maximum award level would not result in an award greater than what is disclosed in the table above.

(3)

Represents the amount of above-market interest earned under the Company’s Deferred Compensation Administration Plans and above-market interest credited on undistributed dividend equivalents. As defined by the SEC, above-market interest is any amount over 120% of the long-term applicable federal rate as published by the U.S. Internal Revenue Service. A discussion of the Company’s Deferred Compensation Administration Plans is provided below in the subsection entitled “Narrative Disclosure to the 2013 Nonqualified Deferred Compensation Table.”

Corporate Governance

The Board is committed to, and for many years has adhered to, sound and effective corporate governance practices. The Board is also committed to diligently exercising its oversight responsibilities with respect to the Company’s business and affairs consistent with the highest principles of business ethics, and to meeting the corporate governance requirements of both federal law and the NYSE. In addition to its routine monitoring of best practices, each year the Board and its committees review the Company’s current corporate governance practices, the corporate governance environment and current trends, and update their written charters and guidelines as necessary. The Board has adopted independence standards for its members, Corporate Governance Guidelines, as well as charters for the Audit, Compensation, Finance and Governance Committees, all of which can be found on the Company’s website at www.mckesson.com under the caption “Investors — Corporate Governance” and are described more fully below.

Stockholder Right to Call a Special Meeting

The Board values and is responsive to input from our stockholders and is committed to continuous monitoring of sound and effective governance practices. Recognizing the interest of a number of stockholders in being able to take action between annual meetings, and having considered the alternative processes for achieving that result, the Board, on January 30, 2013, adopted amendments to the Company’s Amended and Restated By-Laws which, if approved by the stockholders at the Annual Meeting, will permit stockholders who meet certain requirements to call a special meeting of stockholders. Specifically, record holders who have held a net long position of at least twenty-five (25%) of the outstanding shares of common stock of the Company for at least one year will be able to call a special meeting. For a more detailed description of the proposed By-Law amendments, please see Item 6 below titled “Approval of Amendments to our By-Laws to Provide for a Stockholder Right to Call Special Meetings.” The Board has recommended a vote “FOR” that proposal.

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Elimination of Supermajority Voting Requirements

In 2011, the Board recommended, and the stockholders approved, amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and, in effect, the Company’s By-Laws to eliminate the Company’s stockholder supermajority voting requirements. Specifically, the Company replaced the supermajority voting requirement with a majority of shares outstanding standard for the following actions: (i) amendment of the By-Laws and (ii) amendment of the Certificate of Incorporation in any manner that would adversely affect holders of Series A Junior Participating Preferred Stock. In addition, the supermajority voting provisions and associated “fair price” provisions applicable to certain business combinations were eliminated from the Certificate of Incorporation altogether.

Majority Voting Standard for Election of Directors

The By-Laws provide for a majority voting standard for the election of directors. This standard states that in uncontested director elections, a director nominee will be elected only if the number of votes cast “for” the nominee exceeds the number of votes cast “against” that nominee. To address the “holdover” director situation in which, under Delaware law, a director remains on the Board until his or her successor is elected and qualified, the By-Laws require each director nominee to submit an irrevocable resignation in advance of the stockholder vote. The resignation would be contingent upon both the nominee not receiving the required vote for reelection and acceptance of the resignation by the Board pursuant to its policies.

If a director nominee receives more “against” votes for his or her election, the Board’s Governance Committee, composed entirely of independent directors, will evaluate and make a recommendation to the Board with respect to the tendered resignation. In its review, the Governance Committee will consider, by way of example, the following factors: the impact of the acceptance of the resignation on stock exchange listing or other regulatory requirements; the financial impact of the acceptance of the resignation; the unique qualifications of the director whose resignation has been tendered; the reasons the Governance Committee believes that stockholders cast votes against the election of such director (such as a “vote no” campaign conducted on an illegitimate or wrongful basis); and any alternatives for addressing the “against” votes.

The Board must take action on the Governance Committee’s recommendation within 90 days following certification of the stockholders’ vote. Absent a determination by the Board that it is in the best interests of the Company for an unsuccessful incumbent to remain on the Board, the Board shall accept the resignation. The majority vote standard states that the Board expects an unsuccessful incumbent to exercise voluntary recusal from deliberations of the Governance Committee or the Board with respect to the tendered resignation. In addition, the standard requires the Company to file a current report on Form 8-K with the SEC within four business days after the Board’s acceptance or rejection of the resignation, which must include an explanation of the reasons for any rejection of the tendered resignation. Finally, the standard also provides procedures to address the situation in which a majority of the members of the Governance Committee are unsuccessful incumbents or all directors are unsuccessful incumbents.

If the Board accepts the resignation of an unsuccessful incumbent director, or if in an uncontested election a nominee for director who is not an incumbent director does not receive a majority vote, the Board may fill the resulting vacancy or decrease the size of the Board. In contested elections, the plurality voting standard will apply. A contested election is an election in which a stockholder has duly nominated a person to the Board and has not withdrawn that nomination at least five days prior to the first mailing of the notice of the meeting of stockholders.

Code of Business Conduct and Ethics

The Company is committed to the highest standards of ethical and professional conduct and has adopted a Code of Business Conduct and Ethics that applies to all employees, officers and directors. The Code describes fundamental principles, policies and procedures that shape our work and is designed to help our employees, officers and directors make ethical decisions. The Code is available on the Company’s website at www.mckesson.com under the caption “Investors — Corporate Governance.” The Company intends to post on its website any amendment to, or waiver from, the Code that applies to our CEO, Chief Financial Officer, Controller and persons performing similar functions within four business days after any such amendment or waiver.

Related Party Transactions Policy

The Company has a written Related Party Transactions Policy requiring approval or ratification of certain transactions involving executive officers, directors and nominees for director, beneficial owners of more than five percent of the Company’s common stock, and immediate family members of any such persons where the amount involved exceeds $100,000. Under the policy, the Company’s General Counsel initially determines if a transaction or relationship constitutes a transaction that requires compliance with the policy or disclosure. If so, the matter will be referred to the CEO for consideration with the General Counsel as to approval or ratification in the case of other executive officers and/or their immediate family members, or to the Governance Committee in the case of transactions involving directors, nominees for director, the General Counsel, the CEO or holders of more than five percent of the Company’s common stock and/or their immediate family members. Annually directors, nominees and executive officers are asked to identify any transactions that might fall under the policy as well as identify immediate family members. Additionally, they are required to notify the General Counsel promptly of any proposed related party transaction. The policy is administered by the Governance Committee. The transaction may be ratified or approved if it is fair and reasonable to the Company and consistent with its best interests. Factors that may be taken into account in making that determination include:

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(i) the business purpose of the transaction; (ii) whether it is entered into on an arms-length basis; (iii) whether it would impair the independence of a director; and (iv) whether it would violate the provisions of the Company’s Code of Business Conduct and Ethics.

The Company and its subsidiaries may, in the ordinary course of business, have transactions involving more than $100,000 with unaffiliated companies of which certain of the Company’s directors are directors and/or executive officers. Therefore, under the policy, the Governance Committee reviews such transactions. However, the Company does not consider the amounts involved in such transactions to be material in relation to its businesses, the businesses of such other companies or the interests of the directors involved. In addition, the Company believes that such transactions are on the same terms generally offered by such other companies to other entities in comparable transactions.

Corporate Governance Guidelines

The Board has long adhered to directorship practices designed to ensure effective corporate governance. The Board most recently approved revised Corporate Governance Guidelines on January 30, 2013 to provide for a Lead Independent Director, as described in more detail below under the heading “Board Leadership Structure.” On May 22, 2013, the independent directors of the Board elected Mr. Mueller to serve a two-year term as the Board’s first Lead Independent Director, effective July 31, 2013, subject to his continuing re-election and status as an independent director.

Consistent with NYSE listing requirements, the McKesson Corporation Corporate Governance Guidelines address various governance matters, including, among others: director qualification standards and the director nomination process; stockholder communications with directors; director responsibilities; selection and role of the Lead Independent Director, which will replace the Presiding Director effective July 31, 2013, following the Annual Meeting; director access to management and, as necessary and appropriate, independent advisors; director compensation; director stock ownership guidelines; director orientation and continuing education; management succession; and an annual performance evaluation of the Board. The Governance Committee is responsible for overseeing the guidelines and annually assesses the need for any amendments to the guidelines to reflect corporate governance best practices, as necessary or appropriate. Our Corporate Governance Guidelines can be found on the Company’s website at www.mckesson.com under the caption “Investors — Corporate Governance.”

Director Stock Ownership Guidelines

Our Board believes that directors should hold a meaningful equity stake in McKesson. To that end, by the terms of our Director Stock Ownership Guidelines, directors are expected to own shares or share equivalents of the Company’s common stock with a value not less than four times the annual board retainer within three years of joining our Board. We believe these terms serve the important purpose of aligning our directors’ economic interests with those of the stockholders. As of June 3, 2013, all of our directors were in compliance with the Director Stock Ownership Guidelines.

Director Independence

Under the Company’s Corporate Governance Guidelines, the Board must have a substantial majority of directors who meet the applicable criteria for independence required by the NYSE. The Board must determine, based on all relevant facts and circumstances, whether in its business judgment, each director satisfies the criteria for independence, including the absence of a material relationship with the Company, either directly or indirectly. Consistent with the continued listing requirements of the NYSE, the Board has established standards to assist it in making a determination of director independence. A director will not be considered independent if:

•

The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company.

•

The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•

(A) The director is a current partner or employee of a firm that is the Company’s internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time.

•

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

•

The director is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (A) which in any of the last three years accounted for at least 2.0% of the Company’s consolidated gross revenues, or (B) for which in any such year the Company accounted for at least 2.0% or $1,000,000, whichever is greater, of such other company’s consolidated gross revenues.

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•

The director is, or has been within the last three years, an executive officer of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is more than 2.0% of the respective company’s total assets measured as of the last completed fiscal year.

•

The director serves, or served within the last three years, as an executive officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions in any single fiscal year exceeded the greater of $1,000,000 or 2.0% of that organization’s total annual charitable receipts. (The Company’s matching of employee charitable contributions will not be included in the amount of the Company’s contributions for this purpose.)

•

For relationships not covered by the guidelines above, or for relationships that are covered, but as to which the Board believes a director may nonetheless be independent, the determination of independence shall be made by the directors who satisfy the NYSE independence rules and the guidelines set forth above. However, any determination of independence for a director who does not meet these standards must be specifically explained in the Company’s proxy statement.

These standards can also be found on the Company’s website at www.mckesson.com under the caption “Investors — Corporate Governance.” Provided that no relationship or transaction exists that would disqualify a director under these standards, and no other relationship or transaction exists of a type not specifically mentioned in these standards that, in the Board’s opinion, taking into account all relevant facts and circumstances, would impair a director’s ability to exercise his or her independent judgment, the Board will deem such person to be independent. Applying these standards, and all applicable laws, rules or regulations, the Board has determined that, with the exception of John H. Hammergren, all of the current directors, namely Andy D. Bryant, Wayne A. Budd, Alton F. Irby III, M. Christine Jacobs, Marie L. Knowles, David M. Lawrence, Edward A. Mueller and Jane E. Shaw, are independent.

Succession Planning

In accordance with our Corporate Governance Guidelines, the Board is responsible for approving and maintaining a succession plan for the CEO and other executive officers. To assist the Board with this requirement, the Company’s Executive Vice President, Human Resources annually leads the Board of Directors in a discussion of CEO and senior management succession. This meeting is held in an executive session of the full Board, with the Executive Vice President, Human Resources present. The annual review includes an evaluation of the requirements for the CEO and each senior management position, and an examination of potential permanent and interim candidates for CEO and senior management positions. In order to minimize disruption in operations of the Company in the event of a temporary or permanent absence of the CEO, including in emergency situations, the Board adopted a CEO Absence Event Management Process. This process establishes clear procedures for planning for and responding to a CEO absence event, while maintaining the Board’s ability to exercise its judgment and discretion in such event, including with regard to the selection of an interim or permanent replacement CEO.

Executive Sessions of the Board

The independent directors of the Board meet in executive session without members of management present on a regularly scheduled basis. The members of the Board have designated a “Presiding Director” to preside at such executive sessions. The Presiding Director position has rotated annually each July among independent directors. Currently, the Presiding Director establishes the agenda for each executive session and also determines which, if any, other individuals, including members of management and independent advisors, should attend each such meeting. The Presiding Director also, in collaboration with the Chairman and the Secretary, reviews the agenda in advance of the Board of Directors’ meetings. Mr. Bryant is the current Presiding Director, and he will serve in that role until after the Annual Meeting on July 31, 2013.

As discussed under the heading “Corporate Governance Guidelines” above and “Board Leadership Structure” below, the Board recently adopted revised guidelines to provide for a Lead Independent Director, effective July 31, 2013, following the Annual Meeting. The Lead Independent Director will serve a two-year term, subject to his or her continuing re-election and status as an independent director. The Lead Independent Director’s duties and powers, which include presiding at executive sessions, are described in more detail below. On May 22, 2013, the independent directors of the Board elected Mr. Mueller to serve as the Board’s first Lead Independent Director, and he will begin serving in that capacity on July 31, 2013, following the Annual Meeting.

Board Leadership Structure

The Board periodically reviews the appropriateness and effectiveness of its leadership structure, and on January 30, 2013, the Board approved amendments to the Company’s Corporate Governance Guidelines to provide for a Lead Independent Director whenever the Chairman of the Board is not an independent director. On May 22, 2013, the independent directors of the Board elected Mr. Mueller to serve as the Board’s first Lead Independent Director, and he will serve a two-year term beginning after the Annual Meeting, subject to his continuing re-election and status as an independent director. The Lead Independent Director’s duties and powers include, but are not limited to, the following: preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors; serve as liaison between the Chairman and the independent directors; approve information sent to the Board; approve meeting agendas for the Board; approve meeting schedules to assure that there is sufficient time for discussion of all agenda items; call meetings of the independent directors, as appropriate; and if requested by major stockholders, ensure that he or she is available for consultations and direct communication.

– 2013 Proxy Statement   16

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Mr. Hammergren serves as our Chairman of the Board and CEO. The Company does not have a policy regarding whether the Chairman and CEO roles should be combined or separated. Rather, the Company’s Corporate Governance Guidelines retain flexibility for the Board to choose its Chairman in any way that it deems best for the Company at any given time. Although the Company has in the past separated the roles of Chairman and CEO, the Board believes that having Mr. Hammergren serve as both Chairman and CEO, coupled with strong independent director leadership, which is being enhanced by the institution of a Lead Independent Director, is the most appropriate and effective Board leadership structure for the Company at this time.

A number of factors support the current leadership structure. Mr. Hammergren has over 30 years of experience in the healthcare industry, and has served as the Chairman and CEO of the Company for more than ten years. The Board believes that Mr. Hammergren’s in-depth knowledge of the healthcare industry and of the complex businesses and operations of the Company best equips him to lead Board meetings as the directors discuss key business and strategic matters and best equips him to focus the Board on the most critical issues. The current combined Chairman and CEO structure has promoted decisive leadership, ensured clear accountability and enhanced our ability to communicate with a single and consistent voice to stockholders, customers, employees and other stakeholders. During the time Mr. Hammergren has served as both Chairman and CEO, the Company has achieved outstanding financial results as displayed in the Compensation Discussion and Analysis below.

In addition, the Board believes that other aspects of the current leadership structure, and the enhancement of that structure by instituting a Lead Independent Director after the Annual Meeting, together with the principles and practices described in the Corporate Governance Guidelines, ensure effective independent Board leadership and oversight of management. As a matter of practice, the Chairman regularly elicits input from all of the independent directors as to the matters they would like covered at the meetings and the information they would find most helpful in their deliberations and decision-making. Strong independent director leadership is also enhanced by the fact that all of the Board’s standing committees are composed solely of, and chaired by, independent directors.

The Board’s role in risk oversight is discussed in greater detail below; however, with respect to the Board’s leadership structure, the Board believes that the current structure is consistent with, and indeed enhances the effectiveness of, its risk oversight role. In short, Mr. Hammergren’s extensive management experience and in-depth knowledge of the healthcare industry and of the complex businesses and operations of the Company, as discussed above, also assist the Board in understanding the risks facing the Company and, therefore, in more effectively performing its risk oversight function.

In sum, the Company’s existing Board leadership structure strikes an effective balance between strong, strategically advantageous Chairman and CEO leadership, and appropriate oversight of management provided by strong independent directors. The combined Chairman and CEO structure has served the Company and its stockholders well, and remains the most appropriate leadership structure for the Company at this time.

Board of Directors’ Role in Risk Oversight

The Company’s management is responsible for the day-to-day management of the risks facing the Company, including macroeconomic, financial, strategic, operational, public reporting, legal, regulatory, political, compliance, and reputational risks. Management carries out this risk management responsibility through a coordinated effort among the various risk management functions within the Company.

Under our By-Laws and Corporate Governance Guidelines, the Board has responsibility for overseeing the business and affairs of the Company. This general oversight responsibility includes oversight of risk management, which the Board carries out as a whole or through its committees. Among other things, the Board as a whole periodically reviews the Company’s enterprise risk management processes for identifying, ranking and assessing risks across the organization, as well as the output of that process. The Board as a whole also receives periodic reports from the Company’s management on various risks, including risks facing the Company’s businesses. Although the Board has ultimate responsibility for overseeing risk management, it has delegated to its committees certain oversight responsibilities. For example, in accordance with its charter, the Audit Committee engages in ongoing discussions regarding major financial risk exposures and the process and system employed to monitor and control such exposures. In addition, consistent with its charter, the Audit Committee engages in periodic discussions with management concerning the process by which risk assessment and management are undertaken. In carrying out these responsibilities, the Audit Committee, among other things, regularly reviews with the head of Internal Audit the audits or assessments of significant risks conducted by Internal Audit personnel based on their audit plan; and the committee regularly meets in executive sessions with the head of Internal Audit. The Audit Committee also regularly reviews with the Controller the Company’s internal control over financial reporting, including any significant deficiencies. As part of the reviews involving Internal Audit and the Controller, the Audit Committee reviews steps taken by management to monitor, control and mitigate risks. The Audit Committee also regularly reviews with the General Counsel and Chief Compliance Officer significant legal, regulatory, and compliance matters that could have a material impact on the Company’s financial statements or business. Finally, from time to time, executives who are responsible for managing a particular risk report to the Audit Committee on how the risk is being controlled and mitigated.

The Board has also delegated to other committees the responsibility to oversee risk within their areas of responsibility and expertise. For example, the Finance Committee exercises oversight with regard to the risk assessment and management processes related to, among other things, credit, capital structure, liquidity, insurance programs and the Company’s retirement and 401(k) plans. As noted in the section below entitled “Risk Assessment of Compensation Policies and Practices,” the Compensation Committee oversees risk assessment and management with respect to the Company’s compensation policies and practices.

In those cases in which committees have risk oversight responsibilities, the Chairs of the committees regularly report to the full Board the significant risks facing the Company, as identified by management, and the measures undertaken by management for controlling and mitigating those risks.

– 2013 Proxy Statement   17

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Risk Assessment of Compensation Policies and Practices

We annually conduct a review of all incentive compensation plans utilized throughout the Company, using a framework for risk assessment provided to us by a nationally-recognized outside compensation advisor. In conducting our review, a detailed assessment of each incentive compensation plan, without regard to materiality, is first prepared by representatives from the Company’s business units and then reviewed by senior executives of our Human Resources Department. The review framework requires representatives of our business units to examine and report on the presence of certain design elements under both cash and equity incentive compensation plans that could encourage our employees to incur excessive risk, such as the selection and documentation of incentive metrics, the ratio of incentive to fixed compensation, the year-over-year variability in payouts, the amount of management discretion, and the percentage of compensation expense as compared to the business units’ revenues. Consistent with our findings in past years, management concluded that for FY 2013 our policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. A summary of management’s findings was reviewed with the Compensation Committee at its May 2013 meeting.

The Compensation Committee discussed management’s findings, and considered that the Company utilizes many design features that mitigate the likelihood of encouraging excessive risk-taking behavior. Among these design features are:

•

Multiple metrics across the entire enterprise that balance top-line, bottom-line and cash management objectives;

•

Linear payout curves, performance thresholds and caps;

•

Reasonable goals and objectives, well-defined and communicated;

•

Strong compensation recoupment (clawback) policy pertaining to all incentives;

•

Modification of payouts based upon individual performance, including assessments against our “ICARE” principles (integrity, customer first, accountability, respect and excellence); and

•

Training on our Code of Business Conduct and Ethics and other policies that educate our employees on appropriate behaviors and the consequences of taking inappropriate actions.

In addition, our incentives for senior management feature the following:

•

Balance of short- and long-term variable compensation tied to a mix of financial and operational objectives and the long-term value of our stock;

•

The Compensation Committee’s ability to exercise downward discretion in determining payouts; and

•

Rigorous stock ownership and retention guidelines.

Based on the foregoing, the Compensation Committee concurred with management that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We believe that our incentive compensation plans do not provide incentives that encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks, are compatible with effective internal controls and the risk management practices of the Company, and are supported by the oversight and administration of the Compensation Committee with regard to our executive compensation program.

Communications with Directors

Stockholders and other interested parties may communicate with the Presiding Director, the non-management directors, or any of the directors by addressing their correspondence to the Board member or members, c/o the Corporate Secretary’s Department, McKesson Corporation, One Post Street, 35th Floor, San Francisco, California 94104, or via e-mail to presidingdirector@mckesson.com or to nonmanagementdirectors@mckesson.com. After the Annual Meeting, the Lead Independent Director, who will replace the Presiding Director, can be contacted at the street address listed above or via email at leaddirector@mckesson.com. The Board has instructed the Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are irrelevant to or inconsistent with the Company’s operations, policies and philosophies, are deemed of a commercial or frivolous nature, or are otherwise deemed inappropriate for the Board’s consideration. The Corporate Secretary’s Department maintains a log of correspondence received by the Company that is addressed to members of the Board, other than advertisements, solicitations or correspondence deemed by the Secretary to be junk mail, of a frivolous nature, or otherwise not appropriate to retain. Members of the Board may review the log at any time, and request copies of any correspondence received.

Indemnity Agreements

The Company has entered into separate indemnity agreements with its directors and executive officers that provide for defense and indemnification against any judgment or costs assessed against them in the course of their service. Such agreements do not, however, permit indemnification for acts or omissions for which indemnification is not permitted under Delaware law.

– 2013 Proxy Statement   18

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ITEM 2.    Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2014

Your Board recommends a vote “FOR” this ratification proposal.

The Audit Committee of the Company’s Board of Directors has approved Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending March 31, 2014. D&T is knowledgeable about the Company’s operations and accounting practices, and is well qualified to act as the Company’s independent registered public accounting firm.

We are asking our stockholders to ratify the selection of D&T as the Company’s independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of D&T to our stockholders for ratification as a matter of good corporate practice. If stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain D&T. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. Representatives of D&T are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. For the fiscal years ended March 31, 2013 and 2012, professional services were performed by D&T, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”), which includes Deloitte Consulting. Fees paid for those years were as follows:

	FY 2013	FY 2012
Audit Fees	$8,464,733	$7,428,916
Audit-Related Fees	3,036,767	1,601,519
TOTAL AUDIT AND AUDIT-RELATED FEES	11,501,500	9,030,435
Tax Fees	30,000	1,631,783
All Other Fees	—	—
TOTAL	$11,531,500	$10,662,218

Audit Fees. This category consists of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements, the audit of the Company’s internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by D&T in connection with statutory and regulatory filings or engagements. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, foreign statutory audits required by non-U.S. jurisdictions, registration statements and comfort letters.

Audit-Related Fees. This category consists of fees billed for professional services rendered in connection with the performance of an audit or reviews of the Company’s consolidated financial statements and is not reported under “Audit Fees.” This includes fees for employee benefit plan audits, accounting consultations, due diligence in connection with mergers and acquisitions, attest services related to financial reporting that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. This category consists of fees billed for professional services rendered for U.S. and international tax compliance, including services related to the preparation of tax returns. For the fiscal years ended March 31, 2013 and 2012, no amounts were incurred by the Company for tax advice, planning or consulting services.

All Other Fees. This category consists of fees for products and services other than the services reported above. The Company paid no fees in this category for the fiscal years ended March 31, 2013 and 2012.

– 2013 Proxy Statement   19

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to the Applicable Rules, and as set forth in the terms of its charter, the Audit Committee has sole responsibility for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a policy that requires it to pre-approve all audit and permissible non-audit services, including audit-related and tax services, to be provided by Deloitte & Touche. Between meetings, the Chair of the Audit Committee is authorized to pre-approve services, which are reported to the committee at its next meeting. All of the services described in the fee table above were approved in conformity with the Audit Committee’s pre-approval process.

Audit Committee Report

The Audit Committee of the Company’s Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting processes. The functions of the Audit Committee are described in greater detail in the Audit Committee’s written charter adopted by the Company’s Board of Directors, which may be found on the Company’s website at www.mckesson.com under the caption “Investors — Corporate Governance.” The Audit Committee is composed exclusively of directors who are independent under the applicable SEC and NYSE rules and the Company’s independence standards. The Audit Committee’s members are not professionally engaged in the practice of accounting or auditing, and they necessarily rely on the work and assurances of the Company’s management and the independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm of Deloitte & Touche LLP (“D&T”) is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles, the effectiveness of the Company’s internal control over financial reporting and management’s assessment of the internal control over financial reporting.

The Audit Committee has: (i) reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended March 31, 2013; (ii) discussed with D&T the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and the letter from D&T required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T’s communications with the Audit Committee concerning independence; and (iv) discussed with D&T its independence from the Company. The Audit Committee further considered whether the provision of non-audit related services by D&T to the Company is compatible with maintaining the independence of that firm from the Company. The Audit Committee has also discussed with management of the Company and D&T such other matters and received such assurances from them as it deemed appropriate.

The Audit Committee discussed with the Company’s internal auditors and D&T the overall scope and plans for their respective audits. The Audit Committee meets regularly with the internal auditors and D&T, with and without management present, to discuss the results of their examinations, the evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s accounting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements for the fiscal year ended March 31, 2013 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Audit Committee of the Board of Directors
Marie L. Knowles, Chair
Andy D. Bryant
Wayne A. Budd
Jane E. Shaw, Ph.D.

– 2013 Proxy Statement   20

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PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding ownership of the Company’s outstanding common stock by any entity or person, to the extent known by us or ascertainable from public filings, that is the beneficial owner of more than five percent of the outstanding shares of common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class*
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	20,165,396	(1)	8.8%
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	15,117,292	(2)	6.6%
Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210	14,234,154	(3)	6.2%

*

Based on 228,486,941 shares of common stock outstanding as of June 3, 2013.

(1)

This information is based upon a Schedule 13G/A filed with the SEC on February 6, 2013 by T. Rowe Price Associates, Inc. (“Price Associates”), which reports sole voting power with respect to 6,396,981shares, sole dispositive power with respect to 20,165,396 shares, and an aggregate beneficial ownership of 20,165,396 shares. These securities are owned by various individual and institutional investors, for which Price Associates serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(2)

This information is based upon a Schedule 13G/A filed with the SEC on February 5, 2013 by BlackRock, Inc., which reports sole voting and dispositive power with respect to 15,117,292 shares as a result of being a parent company or control person of the following subsidiaries, each of which holds less than 5% of the outstanding shares: BlackRock Advisors, LLC, BlackRock Capital Management, Inc., BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock Investment Management (Australia) Limited, BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Fund Managers Limited, BlackRock Life Limited, BlackRock Asset Management Australia Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock (Singapore) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock International Limited, BlackRock Institutional Trust Company, N.A., BlackRock Japan Co. Ltd., and BlackRock Investment Management (UK) Limited.

(3)

This information is based upon a Schedule 13G/A filed with the SEC on February 14, 2013 by Wellington Management Company, LLP, which reports shared voting power with respect to 3,083,229 shares and shared dispositive power with respect to 14,234,154 shares.

– 2013 Proxy Statement   21

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Security Ownership of Directors and Executive Officers

The following table sets forth, as of June 3, 2013, except as otherwise noted, information regarding ownership of the Company’s outstanding common stock by: (i) all directors, each of whom is also a director nominee; (ii) each executive officer named in the 2013 Summary Compensation Table below (collectively, the “NEOs”); and (iii) all directors, NEOs and executive officers as a group. The table also includes shares of common stock that underlie outstanding RSUs and options to purchase common stock of the Company that either vest or become exercisable within 60 days of June 3, 2013:

Name of Individual	Shares of Common Stock Beneficially Owned(1)		Percent of Class
Patrick J. Blake	146,769	((2)(3)(5)		*
Andy D. Bryant	12,844	(2)		*
Wayne A. Budd	21,660	(2)(4)		*
Jeffrey C. Campbell	711,271	(3)(4)(5)		*
John H. Hammergren	2,131,844	(3)(4)(5)		*
Alton F. Irby III	69,260	(2)(3)(4)		*
M. Christine Jacobs	25,078	(2)		*
Paul C. Julian	629,904	(3)(5)		*
Marie L. Knowles	9,342	(2)		*
David M. Lawrence, M.D.	29,414	(2)(3)		*
Edward A. Mueller	12,363	(2)		*
Laureen E. Seeger	1,358	(5)		*
Jane E. Shaw, Ph.D.	63,685	(2)(4)		*
All directors, NEOs and executive officers as a group (16 persons)	4,250,324	(2)(3)(4)(5)	1.9%

*

Less than 1.0%. The number of shares beneficially owned and the percentage of shares beneficially owned are based on 228,486,941 shares of the Company’s common stock outstanding as of June 3, 2013, adjusted as required by the rules promulgated by the SEC. Shares of common stock that may be acquired by exercise of stock options or vesting of RSUs within 60 days of June 3, 2013 and vested RSUs that are not yet settled are deemed outstanding and beneficially owned by the person holding such stock options or RSUs for purposes of computing the number of shares and percentage beneficially owned, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(1)

Except as otherwise indicated in the footnotes to this table, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

(2)

Includes vested RSUs or common stock units accrued under the 2005 Stock Plan, Directors’ Deferred Compensation Administration Plan and the 1997 Non-Employee Directors’ Equity Compensation and Deferral Plan (which plan has been replaced by the 2005 Stock Plan) as follows: Mr. Blake, 10,504 units, Mr. Bryant, 12,844 units; Mr. Budd, 21,560 units; Mr. Irby, 21,412 units; Ms. Jacobs, 22,459 units; Ms. Knowles, 9,342 units; Dr. Lawrence, 21,914 units; Mr. Mueller, 12,363 units; Dr. Shaw, 43,468 units; and all directors, NEOs and executive officers as a group, 175,866 units. Directors, NEOs and executive officers have neither voting nor investment power with respect to such units.

(3)

Includes shares that may be acquired by exercise of stock options or vesting of RSUs within 60 days of June 3, 2013 as follows: Mr. Blake, 134,250 shares; Mr. Campbell, 642,750 shares; Mr. Hammergren, 1,537,500 shares; Mr. Irby, 7,500 shares; Mr. Julian, 629,500 shares; Dr. Lawrence 7,500 shares; and all directors, NEOs and executive officers as a group, 3,296,750 shares.

(4)

Includes shares held by immediate family members who share a household with the named person, by family trusts as to which the named person and his or her spouse have shared voting and investment power, or by an independent trust for which the named person disclaims beneficial ownership as follows: Mr. Budd, 100 shares; Mr. Campbell, 67,532 shares; Mr. Hammergren, 590,527 shares; Mr. Irby, 1,550 shares; Dr. Shaw, 11,437 shares; and all directors, NEOs and executive officers as a group, 670,876 shares.

(5)

Includes shares held under the Company’s PSIP as of June 3, 2013 as follows: Mr. Blake, 304 shares; Mr. Campbell, 989 shares; Mr. Hammergren, 4,087 shares; Mr. Julian, 347 shares; Ms. Seeger, 1,358 shares; and all NEOs and executive officers as a group, 10,289 shares.

– 2013 Proxy Statement   22

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

We manage the Company for sustainable performance. In FY 2013, McKesson once again outperformed the market and our compensation peer group and delivered superior returns to investors. As discussed more fully below, each of our incentive plans is driven by financial metrics that we believe underpin investor return.

We held our second advisory vote on executive compensation in 2012. Nearly 63% of our investors voted in support of our advisory say on pay proposal, which was a decrease from the level of support we obtained in 2011. In response to those results and at the direction of the Compensation Committee, we engaged with investors throughout 2012 and 2013. We actively solicited feedback from our largest institutional investors, labor union funds, pension funds and proxy advisory services to understand their concerns and better address their expectations. We heard the message delivered by our investors and took steps to respond to their feedback. We used these insights to implement a number of important changes to our compensation practices that have decreased the direct compensation of our CEO, CFO and three other most highly compensated executive officers serving as of March 31, 2013 (collectively, our “NEOs”).

The feedback we received from our investors can be summarized in the following points:

•

Moderate total levels of executive compensation;

•

More closely align pay with performance;

•

Better explain the prevalence and rationale for selecting certain metrics, particularly earnings; and

•

Describe the role of stockholder return in the incentive plans.

Over the past several years, our Board, the Compensation Committee and the executive team made substantial changes to our executive compensation program. These changes reflect our continuing commitment to improving McKesson’s pay for performance alignment, while embracing contemporary compensation and governance best practices and investor feedback.

Moderating Total Pay Levels

Despite our stock currently trading at near all-time highs and a 64% appreciation in share price from the end of FY 2010 to the end of FY 2013, during the same period we decreased total direct compensation for our NEOs by an average of 18%. Total direct compensation refers to total compensation disclosed in the 2013 Summary Compensation Table as required by the SEC, minus the amount displayed under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column. To moderate total pay levels, we:

•

Reduced the maximum payout opportunity under our performance restricted stock unit (“PeRSU”) program by 9% from last year;

•

Reduced the maximum payout opportunity for our executive officers under our cash long-term incentive plan (“LTIP”) by 33%, effective for the FY 2012 – FY 2014 performance period;

•

Reduced the target payout opportunity under our LTIP for FY 2013 – FY 2015 by 5% from last year;

•

Reduced the grant date value of option awards by an average of 5% from last year;

•

Reduced PeRSU target grant amounts by an average of 4% from last year; and

•

Maintained NEO base salaries at the same levels since May 2011.

Aligning Pay with Performance

•

We listened to investor feedback and established increasingly ambitious targets. To ensure we take a sustainable approach to delivering returns to our investors, our goals motivate our executives to exceed them in a way that balances short- and long-term stockholder value creation.

•

We took care to ensure that performance targets are thoughtfully set to reflect true Company performance. For example, earnings targets established at the beginning of a fiscal year reflect anticipated annual share buybacks. This prevents the use of short-term tactics to increase incentive payouts in any particular year. For that same reason, earnings calculations apply both positive and negative adjustments for items that are reasonably out of the executive team’s control. We believe our rigorous planning process results in an analytically sound program.

•

A significant portion of compensation for our NEOs is equity-based, which closely aligns their financial interests with those of our investors. We grant stock options and performance-based RSUs, which together comprise over 67% of target direct compensation for our NEOs.

– 2013 Proxy Statement   23

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Expanding Our Choice of Financial Metrics

•

Some investors raised questions about our prior practice of using earnings as the key driver of payouts in both our short- and long-term plans. In response to this feedback, we added several new financial metrics to our incentive plans that correlate to operational success, which in turn we believe fuels greater stockholder return.

•

The additional financial metrics we selected were based on our analysis of historical trends, the incentive plan design features and performance of comparable U.S. companies, analyst expectations and investor feedback.

Delivering Strong Stockholder Return

As discussed above, we added several new financial metrics to both our short- and long-term incentive plans. The metrics we chose were consistent with investor feedback and are key to our ongoing delivery of strong stockholder return.

•

We believe key drivers to sustainable stockholder return include: earnings per diluted share; earnings before interest income, interest expense, taxes, depreciation and amortization (“EBITDA”); return on invested capital (“ROIC”); and operating cash flow.

•

These financial metrics are spread appropriately between our short- and long-term incentive plans to drive sustainable performance for investors.

Responding to Questions from Investors

We also received questions from investors that centered on the following:

•

How relative performance factors into our pay plans;

•

What factors drive changes in pension values, even when no additional contributions are made; and

•

What governance provisions are included in our plans and whether our plans permit golden parachutes, excise tax gross-ups or hedging and pledging of shares.

As described below, we responded to these questions, made changes where appropriate and provided additional disclosures consistent with the feedback we received. Our Board’s response reflects its ongoing commitment to embracing contemporary pay and governance best practices.

Addressing Relative Metrics and our Compensation Peer Group

•

We have two primary direct competitors in pharmaceutical distribution, which is by far our largest business. The Compensation Committee considers this to be too small a comparator group for purposes of designing a meaningful relative peer group.

•

McKesson’s businesses as a whole offer a broader spectrum of health care services than that offered by our two direct competitors. For that reason, we compete for executive talent across a broader spectrum of companies. The Compensation Committee considers this to be critical when designing appropriate awards for management, including our executive officers. A detailed discussion of our “Compensation Peer Group” is provided below at “Selection and Use of Compensation Peer Group.”

•

Because of the small number of primary pharmaceutical distribution competitors, the average tenure and experience of their NEOs versus our own and the scope and complexity of our overall business, our Compensation Committee does not limit its peer comparisons to two pharmaceutical distribution companies or use a formulaic approach to assess peer comparisons. Rather, our Compensation Committee factors peer comparisons into its analysis of the appropriate outcomes in our pay plans, to ensure our plans are designed to drive excellent relative performance for investors.

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Our outperformance of our Compensation Peer Group on a one-, three- and five-year basis provides strong support that our approach appropriately rewards relative performance. A detailed discussion of our performance is provided below at “Stockholder Return Compared to Total Direct Compensation for NEOs.”

Putting the Change in Pension Value in Context

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The 2013 Summary Compensation Table includes an amount for the year-over-year change in pension value, which shows the increase in pension liability for those NEOs entitled to a pension benefit upon separation. Even though the CEO and other NEOs did not retire this year, nor do we expect them to retire next year, we are required by disclosure requirements to report these amounts using certain actuarial assumptions.

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Each year, as part of the Company’s routine administration of its benefit plans, we carefully assess the actuarial assumptions we use to calculate our pension liability. A key assumption is the interest rate we must apply to convert the future estimated pension benefit into a lump sum – the “lump-sum interest rate.” Given the sustained low interest rate environment over an extended period of time and the potential for continued low interest rates in the foreseeable future, the Company lowered the lump-sum interest rate assumption from 4.0% to 2.3% in FY 2013. The effect of lowering this interest rate even a small amount created a meaningful increase in the estimated lump-sum value of the pension benefit reflected in the 2013 Summary Compensation Table. However, if interest rates begin to rise for an extended period and we adjust the assumed lump-sum interest rate upward in response, this change would create a meaningful decrease in the estimated pension benefit. Any pension benefit paid as a lump sum upon the eventual retirement of an NEO will be determined by the applicable interest rate at the time of separation.

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The $24 million increase to our CEO’s “Change in Pension Value and Nonqualified Deferred Compensation Earnings” reported in the 2013 Summary Compensation Table does not reflect actual compensation received by our CEO in FY 2013. Of the $24 million shown, $21 million is attributable to changes in actuarial assumptions and $2 million is attributable to the estimated value of an additional year of service credit.

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We do not believe our investors should factor in pension value swings attributable to changes in interest rate assumptions when assessing the Compensation Committee’s annual executive compensation decisions. These value swings are not in the committee’s control. Just as investors should not give the Company credit when lump-sum pension values drop significantly because of interest rate increases, they should not view the Company as granting additional compensation when lump-sum pension values rise due to changes in interest rate assumptions.

Eliminating a Golden Parachute Benefit

In consultation with the Compensation Committee, on March 27, 2012 our CEO voluntarily relinquished his right under his employment agreement to be paid a golden parachute tax gross-up and the right to have his change in control-related cash severance calculated as the product of 2.99 times the “base amount” as defined under Section 280G of the Internal Revenue Code (“IRC”). This represents a substantial reduction in the benefits to which Mr. Hammergren would be entitled if his employment terminated in connection with a change in control.

Eliminating Excise Tax Gross-Ups

In response to investor feedback, we adopted a policy in 2009 prohibiting new or materially amended executive officer employment agreements with excise tax gross-ups, which we expanded in 2012 to cover agreements other than employment agreements. The only excise tax gross-ups that remain are legacy agreements and arrangements.

Prohibiting Hedging and Pledging

We adopted a policy in 2013 prohibiting all directors and executive officers from hedging or pledging Company securities. None of our directors or executive officers currently has Company stock hedged or pledged.

Business and Compensation Results

The strength of our balance sheet and cash flow performance continues to provide opportunities to create stockholder value through our portfolio approach to capital deployment and to serve as a catalyst for future growth. For a comprehensive discussion of our financial results, please refer to our Annual Report on Form 10-K for the fiscal year ended March 31, 2013, which was filed with the SEC on May 7, 2013. We are proud to announce the following business highlights from the last fiscal year:

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Delivered stockholder return of 24%;

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Generated operating cash flows of $2.5 billion;

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Ended the year with $2.5 billion in cash and cash equivalents;

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Completed acquisitions valued at $2.5 billion, including our acquisitions of PSS World Medical, Inc. and MED3000, Inc.;

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Returned capital to our investors through the repurchase of common stock valued at $1.2 billion;

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Paid quarterly dividends of 20 cents per share on our common stock, totaling $194 million; and

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Undertook a number of strategic and operational actions in order to focus on areas where we have a leading position, improve our efficiency and enhance our ability to continually innovate for our customers.

Stockholder Return Compared to Total Direct Compensation for NEOs

The charts below display our total stockholder return over the last five fiscal years, compared to our Compensation Peer Group and the S&P 500 Index, and the five-year trend of total direct compensation provided to our NEOs. For purposes of this display, total direct compensation refers to total compensation disclosed in the 2013 Summary Compensation Table as required by the SEC, minus the amount displayed under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column (“TDC”). We exclude this amount because it is unrelated to individual or Company performance.

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The tables below show the delivery of superior long-term value to McKesson’s investors and how the Compensation Committee’s recent refinements to our program have impacted executive compensation trends. For purposes of these charts and tables, total stockholder return assumes $100 invested at the close of trading on March 31, 2008 (the close of our fiscal year) and the reinvestment of dividends when paid (“TSR”). Over the past five years, we delivered stockholder returns that exceeded both our Compensation Peer Group and the S&P 500 Index.

CEO TOTAL DIRECT COMPENSATION TABLE

Fiscal Year	Salary ($000)	Stock Awards ($000)	Option Awards ($000)	Cash Incentives ($000)	All Other Compensation ($000)	TDC* ($000)	% TDC Change	MCK TSR
2013	1,680	8,201	5,820	11,464	369	27,534	(7%)	24%
2012	1,680	8,602	6,133	12,828	363	29,605	(6%)	12%
2011	1,665	12,186	7,371	9,860	512	31,594	(6%)	22%
2010	1,580	11,049	7,648	12,828	566	33,672	1.7%	89%
2009	1,566	12,287	6,473	12,035	741	33,102
* Components may not sum due to rounding.

Company/Index	3/31/2008	3/31/2009	3/31/2010	3/31/2011	3/31/2012	3/31/2013
McKesson Corporation	$100	$67.62	$127.96	$155.58	$174.45	$216.44
Compensation Peer Group	$100	$78.95	$111.71	$122.22	$143.37	$176.31
S&P 500 Index	$100	$61.91	$92.73	$107.24	$116.39	$132.64

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Governance Highlights

Executive Compensation Policies and Practices

Our Board and Compensation Committee have actively monitored and refined our compensation program and corporate governance practices in response to investor input.

WE ARE COMMITTED TO ALIGNING PAY WITH INVESTOR INTERESTS
We pay for performance. A substantial majority of our NEOs’ compensation is tied to strategic and financial performance results.	Our equity awards vest in connection with a change in control if the employee is subsequently terminated (a “double-trigger” provision).
Over 67% of our NEOs’ target direct compensation consists of equity awards that vest over three or four years.	We have a three-year vesting period on performance restricted stock units (“PeRSUs”) that are earned by our employees.
Base salaries for our NEOs average approximately 10% of target direct compensation.	We do not pay accumulated dividend equivalents on restricted stock units (“RSUs”) until the end of the vesting period.

Our CEO relinquished his right to be paid a golden parachute tax gross-up under his employment agreement and significantly reduced his potential cash severance payout for a termination in connection with a change in control.

We manage the use of our equity incentive plan conservatively. Our net equity burn rate over the last three years has averaged less than 2%. We expect it to be less than 2% in FY 2014.
We froze our executive pension plan and executive life insurance plan to new participants.	We discontinued our executive medical plan and executive short-term disability plan.
WE ARE COMMITTED TO SOUND GOVERNANCE PRACTICES
The Compensation Committee engages an independent compensation consultant and independent legal counsel.	We have rigorous stock ownership guidelines that all NEOs have exceeded.

The Compensation Committee regularly reviews tally sheets and other reports detailing all components of our executive compensation program, including projected potential severance and change in control payouts.

We no longer use employment agreements. We have only two remaining employment agreements with executive officers which were originally put in place more than 10 years ago.
The Company annually performs a robust review of all incentive programs to determine whether they present a material risk.	Financial goals for our incentive plans take into account significant corporate events, including anticipated share buybacks for the year.
We have not provided a gross-up for any executive perquisite.	We have a rigorous compensation recoupment policy.
We will not enter into any new agreement with an executive officer providing for a golden parachute tax gross-up.	We will not re-price stock options without stockholder approval.

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Compensation Practices and Implementation

As an executive’s ability to impact financial performance increases, so does the proportion of his or her at-risk compensation. Target long-term compensation grows proportionately as job responsibility increases. The graphics below illustrate the mix of fixed, annual and long-term incentive compensation we provide to our CEO and other NEOs. These graphics also illustrate the amount of target direct compensation tied to achievement of performance conditions. These proportions have generally remained consistent year-over-year.

FY 2013 Target Direct Compensation Mix

Direct Compensation Elements

McKesson’s executive compensation program provides for a mix of base salary, annual bonus and long-term incentive awards. Our approach to delivering direct compensation is to provide market-competitive target compensation levels. The amount of performance-linked compensation ultimately realized by our NEOs in any fiscal year is based on McKesson’s performance over time.

Our direct compensation elements for FY 2013 are as follows:

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Performance Objectives

The FY 2013 metrics approved by the Compensation Committee in our short- and long-term incentive programs, and the rationale for their selection, are displayed in the chart below. A detailed discussion of these financial metrics, and how we apply them in our executive compensation program, is provided below at “Executive Officer Compensation Elements.”

Compensation Decision-Making Process

Executive Officer Compensation Oversight

The Compensation Committee oversees all forms of compensation for our executive officers, including our NEOs. For FY 2013, our NEOs and their respective titles were as follows:

Name	Title
John H. Hammergren	Chairman of the Board, President and Chief Executive Officer
Jeffrey C. Campbell	Executive Vice President and Chief Financial Officer
Paul C. Julian	Executive Vice President and Group President
Laureen E. Seeger	Executive Vice President, General Counsel and Chief Compliance Officer
Patrick J. Blake	Executive Vice President and Group President

Selection and Use of Compensation Peer Group

The Compensation Committee oversees the design of our executive compensation program and regularly evaluates the program against competitive practices, legal and regulatory developments and corporate governance trends. A key objective of our executive compensation program is to ensure that the total compensation package for our executive officers is competitive with the companies against whom we compete for executive talent.

The Compensation Committee engages an independent compensation consultant to assist the committee in developing a compensation peer group of companies which serves as the basis for comparing McKesson’s executive compensation program to the market. The committee annually reviews the list of peer companies and evaluates potential peers by industry, company size and performance. A table displaying our “Compensation Peer Group” is provided below.

Since our Company has few direct business competitors, it is difficult to create a Compensation Peer Group based on industry codes, revenues or market capitalization alone. The Compensation Committee and its independent compensation consultant consider factors such as revenues, assets, net income, market capitalization, number of employees and business complexity to derive an appropriate number of peers while also balancing company size and industry mix among our peer companies. The committee believes our diverse selection of peer group companies provides a better understanding of the evolving and competitive marketplace for executive talent.

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The Compensation Committee uses data derived from our Compensation Peer Group as a guideline to assist the committee in its decisions about overall compensation, the elements of compensation, the amount of each element of compensation and the relative competitive landscape of our executive compensation program. The committee does not strive for any individual compensation component or compensation in the aggregate to be at any specific level relative to the market.

Rather, the Compensation Committee uses multiple reference points. The committee reviews the mix of our compensation components with respect to fixed versus variable, annual versus long-term and cash versus equity-based pay when setting target direct compensation amounts for our NEOs. The committee does not “target” a specific percentile of the peer group, but monitors where each NEO’s pay is relative to the peer group. In recent years, total direct CEO compensation has trended closer to the median.

The list below is sorted alphabetically by industry and reflects the Compensation Peer Group utilized by the Compensation Committee at its May 2012 meeting, when it made its FY 2013 executive compensation decisions. Revenues are stated in billions for the most recently completed fiscal year as publicly reported by each company as of June 3, 2013.

Company Name	$ Revenue	Industry	Company Name	$ Revenue	Industry
FedEx Corporation	42.7	Air Freight & Logistics	Medtronic Inc.	16.2	Health Care Equipment
Amgen Inc.	17.3	Biotechnology	Stryker Corporation	8.7	Health Care Equipment
Automatic Data Processing Inc.	10.7	Data Processing	Express Scripts Inc.	93.9	Health Care Services
Computer Sciences Corporation	15.0	Data Processing	Omnicare Inc.	6.2	Health Care Services
CVS Caremark Corporation	123.1	Drug Retail	IBM	104.5	IT Consulting
Rite Aid Corporation	25.4	Drug Retail	Thermo Fisher Scientific Inc.	12.5	Life Sciences Tools & Services
Walgreen Company	71.6	Drug Retail	Aetna Inc.	36.6	Managed Health Care
Sysco Corporation	42.4	Food Distributors	UnitedHealth Group Inc.	110.6	Managed Health Care
Safeway Inc.	44.2	Food Retail	WellPoint Inc.	61.7	Managed Health Care
AmerisourceBergen Corporation	79.5	Health Care Distributors	Bristol-Myers Squibb Company	17.6	Pharmaceuticals
Cardinal Health Inc.	107.6	Health Care Distributors	Eli Lilly and Company	22.6	Pharmaceuticals
Abbott Laboratories Inc.	39.9	Health Care Equipment	Johnson & Johnson Inc.	67.2	Pharmaceuticals
Baxter International Inc.	14.2	Health Care Equipment	Merck & Company Inc.	47.3	Pharmaceuticals
Becton, Dickinson and Company	7.7	Health Care Equipment	Pfizer Inc.	59.0	Pharmaceuticals
Covidien Public Limited Company	11.9	Health Care Equipment	Ingram Micro Inc.	37.8	Technology Distributors

COMPENSATION PEER GROUP MEDIAN					38.9
McKESSON CORPORATION					122.5

The Compensation Committee reviewed the appropriateness of our Compensation Peer Group at its January 2013 meeting, in advance of making its FY 2014 compensation decisions. The committee made no changes other than to remove Medco Health Solutions Inc. because of its April 2012 acquisition by Express Scripts, Inc.

Executive Officer Compensation Elements

Our executive compensation program consists of three elements of direct compensation: base salary, annual bonus and long-term incentives. The allocation between annual and long-term compensation is based on the Compensation Committee’s evaluation of each NEO’s skill and experience, as well as market data derived from the Company’s Compensation Peer Group as reviewed by the Compensation Committee with its independent compensation consultant. We also provide our executive officers with benefits, limited perquisites, severance and change in control benefits. These compensation elements enable us to attract and retain highly motivated and talented executives who have created significant value for our investors.

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Annual Compensation

Annual compensation is delivered in cash with a substantial variable portion at-risk and contingent on the successful accomplishment of pre-established performance goals. We believe it is important to have at-risk compensation that can be focused on short-term Company and individual goals.

BASE SALARY
Attracts and retains high performing executives by providing market-competitive fixed pay
Base salaries for our NEOs have not increased since May 2011

Base salary is the only fixed component of our executive officers’ total cash compensation. Salary decisions for our executive officers are made in May, at the same time we review base salary decisions for all employees. We review base salaries in relation to the 50th percentile for the position within the Company’s Compensation Peer Group. In both May 2012 and May 2013, the Compensation Committee determined not to increase base salaries for our NEOs.

MANAGEMENT INCENTIVE PLAN
Drives company-wide, business unit and individual performance
Focuses efforts on growing earnings, profitability, cash flow and delivering on strategic business goals
MIP opportunities for our NEOs have not increased since May 2011

The Management Incentive Plan (“MIP”) is our annual cash incentive program, with payment conditioned on the achievement of individual and Company financial performance goals. The MIP, like base salary, is intended to deliver short-term cash incentive compensation in reference to the 50th percentile of our Compensation Peer Group when performance meets pre-determined target levels.

MIP Performance Metrics. In May 2012, the Compensation Committee selected Adjusted EPS and Adjusted EBITDA as financial MIP modifiers for the fiscal year ending March 31, 2013. The Compensation Committee has the discretion to further adjust actual MIP awards by applying an individual modifier. For FY 2013, our NEOs were eligible for MIP target award opportunities that ranged from 80% to 150% of their base salaries. The actual MIP award delivered to each NEO may range from zero to 300% of the target award amount.

The table and graphics below show our FY 2013 Adjusted EPS and Adjusted EBITDA goals with their weightings and the formula we use to calculate MIP awards. As is the case for all of the Company’s performance-based payout scales, when a result falls between reference points, the modifier is adjusted ratably along the scale. The graph displays the actual results for each performance measure for FY 2012 and FY 2013. The following summarizes each performance element of the MIP:

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Adjusted EPS. In May 2012, the committee set an Adjusted EPS target of $7.20 with a 75% weighting for the FY 2013 MIP. Adjusted EPS is calculated as earnings per diluted share from continuing operations, excluding acquisition expenses and related adjustments, amortization of acquisition-related intangible assets and certain litigation reserve adjustments. See Appendix A to this proxy statement for a reconciliation of diluted earnings per share from continuing operations as reported under U.S. generally accepted accounting principles (“GAAP”) to Adjusted EPS. In measuring financial performance, the Compensation Committee’s focus is on business fundamentals. The committee will only adjust for items that are unusual in nature, were not already considered when developing the Company’s annual operating plan and are not indicative of core operational results. The Compensation Committee has historically applied both positive and negative adjustments to determine incentive plan payouts for all corporate employees. For these reasons, when assessing the Company’s Adjusted EPS result of $6.33 for FY 2013, the Compensation Committee reversed $0.76 per diluted share for non-cash impairment charges and reversed $0.12 per diluted share for a charge from the resolution of an investigation by an administrative authority in Canada. The resulting FY 2013 financial performance of $7.21 per diluted share was applied by the Compensation Committee to determine incentive plan payouts for all corporate employees whose payouts included an Adjusted EPS component in FY 2013. Identical adjustments, where applicable, were made by the Compensation Committee to the financial metrics used in the PeRSU program described below.

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Adjusted EBITDA. In an effort to respond to investor feedback and reflect operational performance in the MIP, in FY 2012 the committee added Adjusted EBITDA to the MIP with a 25% weighting. The committee continued to use Adjusted EBITDA as a MIP metric for FY 2013. Adjusted EBITDA is calculated as adjusted earnings before interest income, interest expense, taxes, depreciation and amortization. For FY 2013, the committee set an Adjusted EBITDA target of $3,104 million. The Compensation Committee modified Adjusted EBITDA results for the same non-cash impairment charges and a charge from the resolution of an investigation by an administrative authority in Canada as it did for Adjusted EPS results. Our FY 2013 result was $3,070 million, resulting in a 93% payout under the ratable scale shown below.

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Individual Modifier. In addition to the financial metrics used to calculate the MIP payout, the committee applies an individual modifier which reflects the NEO’s performance against non-financial objectives and initiatives. These objectives often focus on areas that provide immediate value, as well as those that are important for building future growth capability. These areas include, but are not limited to, the following that are measured annually: (i) employee engagement compared against norms established by global high-performing companies, (ii) leadership and workforce development, (iii) customer satisfaction and retention, (iv) six-sigma process improvements and operational success and (v) service level agreements.

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75% of MIP		25% of MIP
Payout	Adjusted EPS	Payout	Adjusted EBITDA (in millions)
200%	$7.92	200%	$3,415
175%	$7.78	175%	$3,352
150%	$7.63	150%	$3,290
125%	$7.49	125%	$3,228
100%	$7.20	100%	$3,104
75%	$6.91	75%	$2,980
50%	$6.62	50%	$2,856
0%	<$6.62	0%	<$2,856

The dollar values of threshold, target and maximum payouts for the FY 2013 MIP are displayed below in the 2013 Grants of Plan-Based Awards Table. Our NEOs received MIP payouts for FY 2013 at 114% to 149% of their target awards based on a combined Adjusted EPS result approved by the Compensation Committee for MIP payouts of $7.21 per diluted share, Adjusted EBITDA for MIP payouts of $3,070 million and individual modifiers ranging from 115% to 150%.

FY 2014 Targets. In May 2013, the Compensation Committee again selected Adjusted EPS, Adjusted EBITDA and individual performance as MIP modifiers for FY 2014. The MIP financial goals selected by the Compensation Committee for FY 2014 are consistent with the guidance published by the Company on May 7, 2013 that disclosed a projected Adjusted EPS range of $7.90 to $8.20 per diluted share, an increase of approximately 12% over our FY 2013 target. We believe the financial performance goals for FY 2014 MIP target awards are ambitious, meaning that based on historical performance this payout level is not assured. These goals provide strong motivation for our executives to exceed them in a way that balances short- and long-term stockholder value creation.

Long-term Compensation

Long-term compensation is a critical component of our executive compensation program. It is in the investor’s interest that our executives foster a long-term view of the Company’s financial results. Long-term incentives are also an important retention tool that management and the Compensation Committee use to align the financial interests of executives and other key contributors to sustained stockholder value creation.

The Company’s long-term direct compensation program for NEOs includes three award opportunities:

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LTIP is a three-year cash incentive program;

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PeRSUs are performance restricted stock units; and

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Stock Options are time-vested equity grants.

LONG-TERM INCENTIVE PLAN
Drives long-term returns and achievement of multi-year objectives
Emphasizes efficient management of working capital and cash generation
Reduced maximum payout opportunities for our executive officers by 33% for the FY 2012 – FY 2014 performance period
Reduced target payout opportunities by 5% from last year

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The cash portion of the Company’s long-term incentive compensation program, the LTIP, provides incentive for performance against the Company’s long-term strategic plan. Awards under the LTIP are earned over a three-year performance cycle. A new three-year cycle with new incentive targets and performance goals begins each fiscal year. There are three performance cycles of three years each that run concurrently. Payments under the LTIP are based solely on the Company’s financial results. Consistent with the Compensation Committee’s determination in May 2011 to moderate the LTIP opportunity, payouts made to executive officers after the end of FY 2014 may not exceed 200% of target. In May 2013, the committee also determined for the second year in a row to reduce LTIP target awards for our NEOs.

The performance goals established in May 2010 for the FY 2011 — FY 2013 LTIP performance period, which ended March 31, 2013, were:

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Cumulative EPS. For 75% of the award, cumulative earnings per diluted share adjusted for certain litigation reserve items and acquisition-related expenses (“Cumulative EPS”) of $15.95. The actual three-year result for the FY 2011 — FY 2013 performance period was cumulative EPS of $17.55 per diluted share.

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Cumulative Adjusted OCF. For 25% of the award, cumulative operating cash flow adjusted for payments for certain litigation reserve items (“Cumulative Adjusted OCF”) of $5,400 million. The actual three-year result for the FY 2011 — FY 2013 performance period of Cumulative Adjusted OCF was $8,351 million.

Based on these results, the Compensation Committee approved a payout for the FY 2011 — FY 2013 performance period at 286% of the target award in accordance with the payout scale established in May 2010. The table below shows the Cumulative EPS and Cumulative Adjusted OCF goals adopted in May 2010 and their weightings. As with all of the Company’s performance-based payout scales, results that fall between reference points are adjusted ratably along the scale. The graphs display the actual result for each performance measure for the FY 2010 – FY 2012 and FY 2011 – FY 2013 performance periods.

75% of LTIP		25% of LTIP
Payout	Cumulative EPS	Payout	Cumulative Adjusted OCF (in millions)
300%	$17.71	300%	$8,100
250%	$17.27	250%	$7,425
200%	$16.83	200%	$6,750
150%	$16.39	150%	$6,075
100%	$15.95	100%	$5,400
50%	$14.68	50%	$3,240
0%	$13.40	0%	$1,080

FY 2014 – FY 2016 Targets. At its May 2013 meeting, following a review of all direct compensation components and market data derived from our Compensation Peer Group, the Compensation Committee decreased the target payout opportunities for our NEOs by an average of 3% for the upcoming LTIP performance period. Accordingly, FY 2014 — FY 2016 LTIP target values of $2,500,000, $625,000, $1,275,000, $370,000 and $370,000 were approved for Mr. Hammergren, Mr. Campbell, Mr. Julian, Ms. Seeger and Mr. Blake, respectively.

For the FY 2014 — FY 2016 performance period, the Compensation Committee selected performance goals that are consistent with the FY 2014 guidance published by the Company on May 7, 2013. These goals were set in reference to the three-year strategic plan reviewed by the Board. LTIP payouts will be conditioned on the achievement of the compound annual growth rate of the Company’s adjusted earnings per diluted share measured over the three-year performance period (“Long-term Earnings Growth”) and Cumulative Adjusted OCF measured over the three-year performance period. These metrics are weighted 75% for Long-term Earnings Growth and 25% for Cumulative Adjusted OCF.

We believe our Long-term Earnings Growth and Cumulative Adjusted OCF goals for FY 2014 — FY 2016 target awards are ambitious and that this payout level is not assured.

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PERFORMANCE RESTRICTED STOCK UNITS
Creates focus on annual financial goals and stock price appreciation
Encourages efficient and productive deployment of capital
Reduced maximum payout opportunities by 9% from last year
Reduced targets by an average of 4% from last year

PeRSUs are awards conditioned on the achievement of Company performance goals. They convert to RSUs upon completion of a one-year performance period and vest after completion of the fourth year. PeRSUs are long-term performance-based awards, because the value of the actual RSU award is directly linked to the performance of the Company’s stock at the end of the three-year vesting period. To further align the interests of our executive officers with our investors, beginning with FY 2012 we eliminated all non-financial modifiers in our PeRSU program for our executive officers.

PeRSU target award opportunities are established at the beginning of each fiscal year. The FY 2013 PeRSU target award opportunities for our NEOs are provided in the 2013 Grants of Plan-Based Awards Table below. The aggregate grant date fair values of the PeRSU award opportunities are provided in the 2013 Summary Compensation Table below.

PeRSU Performance Metrics. In May 2012, the Compensation Committee approved PeRSU performance targets based on Adjusted EPS and Adjusted ROIC. In FY 2013, our NEOs received 100% of their PeRSU target awards, based on a combined Adjusted EPS result for PeRSU payouts of $7.21 per diluted share and an Adjusted ROIC of 15.01%. The Compensation Committee modified FY 2013 PeRSU results for the same non-cash impairment charges and a charge from the resolution of an investigation by an administrative authority in Canada as it did for MIP results. Accordingly, at its May 2013 meeting, the Compensation Committee awarded Mr. Hammergren, Mr. Campbell, Mr. Julian, Ms. Seeger and Mr. Blake 94,000, 35,000, 52,000, 22,000 and 18,000 RSUs, respectively.

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Adjusted EPS. For FY 2013, the Adjusted EPS result for PeRSU payouts was $7.21.

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Adjusted ROIC. The FY 2013 PeRSU award was based on an Adjusted EPS result that was modified by a multiplier based on a target Adjusted ROIC of 15.18%. The table below shows our FY 2013 Adjusted EPS goals and the range of Adjusted ROIC multipliers that may be applied. The graphs display the actual results for each performance measure for FY 2012 and FY 2013.

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Stock Price. PeRSUs have a direct link to Company performance, because their value fluctuates with the performance of our stock.

Payout	Adjusted EPS	Multiplier	Adjusted ROIC
200%	$8.02	110%	≥16.38%
150%	$7.61	105%	15.78%
100%	$7.20	100%	15.18%
75%	$7.00	95%	14.58%
50%	$6.79	90%	≤13.98%
25%	$6.59
0%	$6.38

FY 2014 Targets. In May 2013, the Compensation Committee again selected Adjusted EPS and Adjusted ROIC as PeRSU performance criteria for FY 2014. As it did for FY 2013, the committee included an Adjusted ROIC multiplier in the FY 2014 PeRSU program to drive the investment of capital, but determined to limit the adjustment on the upside and downside, because the calculation of Adjusted ROIC is susceptible to significant swings based on one-time and/or unexpected events.

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We believe the Adjusted EPS and Adjusted ROIC goals for FY 2014 PeRSU target awards are challenging and difficult to achieve. At its May 2013 meeting and following a review of all components of direct compensation and market data derived from our Compensation Peer Group, the Compensation Committee established FY 2014 PeRSU target award opportunities of 65,300, 24,200, 36,100, 15,200 and 12,400 PeRSUs for Mr. Hammergren, Mr. Campbell, Mr. Julian, Ms. Seeger and Mr. Blake, respectively.

STOCK OPTIONS
Motivates executives to deliver sustained long-term growth in Company share price and serves as a retention tool
Reduced grant date value by an average of 5% from last year

Stock option awards directly align the interests of our executives with our investors, since our NEOs recognize value only if the market value of the Company’s stock price appreciates over time. The determination of the size of stock option grants is made in the Compensation Committee’s discretion and judgment. The committee considers what is appropriate in light of the balance of cash and equity in our annual and long-term incentive plans, our strategic and operational objectives, our stock price, the responsibilities of our NEOs, a review of similar grants made at companies in our Compensation Peer Group and other factors the committee deems relevant. Stock options granted to our NEOs generally vest 25% on the first four anniversaries of the grant date and have a seven-year term.

At its May 2012 meeting, the Compensation Committee awarded stock option grants to Mr. Hammergren, Mr. Campbell, Mr. Julian, Ms. Seeger and Mr. Blake for 298,000, 110,000, 165,000, 69,000 and 56,000 shares, respectively. At its May 2013 meeting, the Compensation Committee awarded stock option grants to Mr. Hammergren, Mr. Campbell, Mr. Julian, Ms. Seeger and Mr. Blake for 210,300, 78,100, 116,400, 49,000 and 39,900 shares, respectively.

Other Compensation and Benefits

The Company provides a broad array of benefits to all employees that is comparable to those offered by other employers in our industry and geographic footprint, including a competitive suite of health and life insurance and retirement benefits. In providing such benefits, both management and the Compensation Committee determined that these items are appropriate for the attraction and retention of executive talent. In addition to the discussion of benefits below, the compensation associated with these items is described in footnote (6) to the 2013 Summary Compensation Table.

The Company offers two voluntary nonqualified, unfunded deferred compensation plans: (i) the Supplemental Profit-Sharing Investment Plan II (“SPSIP II”) and (ii) the Deferred Compensation Administration Plan III (“DCAP III”). They operate as unsecured, tax-advantaged personal savings accounts administered by the Company. The SPSIP II is offered to all employees, including our executive officers, who may be impacted by the compensation limits that restrict participation in the Company’s tax-qualified 401(k) plan, the Profit-Sharing Investment Plan (“PSIP”). The DCAP III is offered to all employees eligible for MIP bonus targets of at least 15% of base salary, including executive officers and other selected highly compensated employees.

In addition, all employees are eligible to participate in the McKesson Foundation’s Matching Gifts Program. Under this program, gifts to schools, educational associations or funds and other public charitable organizations are eligible for a Company match of up to $2,500 per employee for each fiscal year.

The Company has two benefit plans that are generally restricted to executive officers: (i) the Executive Survivor Benefits Plan, which provides a supplemental death benefit in addition to the voluntary life insurance plan provided to all employees; and (ii) the Executive Benefit Retirement Plan, a nonqualified average final pay defined benefit pension plan. These plans were frozen to new participants in 2010 and 2007, respectively. The Compensation Committee discontinued the Company’s Executive Medical Plan and Executive Salary Continuation Program, effective January 1, 2008. In place of the Executive Medical Plan, we provide annual physical examinations to our executive officers and their spouses.

A limited number of other benefits are provided to our executive officers, because it is customary to provide such benefits or it is in the best interest of the Company and its investors to do so. We provide perquisites which enable our executive officers to perform their responsibilities more efficiently while minimizing distractions. We believe the benefits the Company receives from providing these perquisites significantly outweigh the costs.

Since McKesson operates in locations throughout the world, the use of corporate aircraft allows our employees, including our executive officers, to be more productive than if traveling by commercial flights, because they are able to travel without the scheduling constraints imposed by commercial airlines. Our Executive Officer Security Policy requires our CEO to use corporate aircraft for both business and personal use, when practicable. Our CEO authorized Mr. Julian to use the corporate aircraft for personal use during FY 2013. The Company provides security services for Mr. Hammergren and reimburses him for reasonable expenses related to the installation and maintenance of home security. A car and driver are available to Mr. Hammergren, Mr. Julian and other executive officers when necessary for security and/or productivity reasons.

– 2013 Proxy Statement   35

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Severance and Change in Control Benefits

Our Severance Policy for Executive Employees (“Executive Severance Policy”) affords benefits to selected management employees, including our executive officers, who do not have employment agreements. We provide severance benefits to give executives a measure of financial security following the loss of employment, to protect the Company from competitive activities after the departure of certain executives and because we believe these benefits are important to attract and retain our executives in a highly competitive industry. The policy applies if an executive officer is terminated by the Company for reasons other than for cause and the termination is not covered by the Company’s Change in Control Policy for Selected Executive Employees (“CIC Policy”). The Executive Severance Policy does not apply to Mr. Hammergren or Mr. Julian, whose severance pay is governed by an employment agreement. A detailed description of the Executive Severance Policy is provided below at “Executive Employment Agreements – Executive Severance Policy.”

Our stock plan and award agreements include change in control provisions which provide for “double-trigger” vesting upon an involuntary or constructive termination of employment following a change in control. Our CIC Policy provides for severance benefits in the event of an involuntary or constructive termination of employment occurring in connection with a change in control. We believe our CIC Policy is in our investors’ best interest, so that senior management remain focused on important business decisions without regard to how a potential transaction may affect them personally. The CIC Policy is administered by the Compensation Committee and benefits are consistent with current market practice. The CIC Policy does not apply to Mr. Hammergren or Mr. Julian, whose severance pay is governed by an employment agreement. A detailed description of the CIC Policy is provided below at “Executive Employment Agreements – Change in Control Policy.”

Mr. Hammergren’s employment agreement, in substantially its current form, was executed when he assumed the position of co-chief executive officer in 1999. The agreement provides for severance benefits in the case of voluntary, involuntary and constructive termination with or without a change in control. The agreement’s severance provisions, including provisions regarding pension rights, have been in place for many years and are not materially different from the terms provided to his predecessor, with one significant exception.

On March 27, 2012 Mr. Hammergren, in consultation with the Chairman of the Compensation Committee, voluntarily relinquished his right to be paid a golden parachute tax gross-up and the right to have his change in control-related cash severance calculated as the product of 2.99 times the “base amount” as defined under IRC Section 280G. The employment agreement continues to provide for the alternative severance formulation of a cash lump sum equal to three years’ salary continuation and three years’ MIP participation.

The relinquishment of these rights represents a substantial reduction in Mr. Hammergren’s potential benefits under a qualifying termination in connection with a change in control. A detailed description of Mr. Hammergren’s employment agreement is provided below at “Executive Employment Agreements – Mr. John H. Hammergren.”

Information on Other Compensation-Related Topics

Executive Employment Agreements

While we have discontinued the practice of entering into employment agreements with our executive officers, we continue to honor our legacy contractual commitments. Mr. Hammergren and Mr. Julian entered into employment agreements with the Company upon their appointment to executive officer positions in 1996 and 1999, respectively. These are the only employment agreements in place among our executive officers.

Stock Ownership Policy

The Company has robust guidelines for stock ownership by executive officers. The Company reserves the right to restrict sales of the underlying shares of vesting equity awards if executives fail to meet the ownership requirements specified in our Stock Ownership Policy. Stock options and PeRSUs do not count toward meeting the stock ownership requirement.

Our CEO’s holding requirement is 10 times base salary. The holding requirement for each of the Company’s other executive officers is six times base salary. The Company’s directors are also subject to stock ownership guidelines, which are summarized above at “Director Stock Ownership Guidelines.”

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As of June 3, 2013 each of our NEOs satisfied his or her stock ownership holding requirement.

Name	Stock Ownership Policy
	Target Ownership		Actual Ownership
	Multiple of Base Salary	Multiple Expressed in Dollars	Multiple of Base Salary(1)	Value of Shares Held by Executives in Dollars(2)
John H. Hammergren	10	16,800,000	72	120,283,884
Jeffrey C. Campbell	6	5,178,000	31	26,830,880
Paul C. Julian	6	6,390,000	28	29,471,927
Laureen E. Seeger	6	4,116,000	18	12,069,719
Patrick J. Blake	6	4,104,000	16	10,641,416

(1)

NEO ownership is stated as of June 3, 2013. The ownership requirement may be met through any combination of the following:

•

Direct stock holdings of the Company’s common stock, including shares held in a living trust, a family partnership or corporation controlled by the officer, unless the officer expressly disclaims beneficial ownership of such shares;

•

Shares of the Company’s common stock held in the PSIP (i.e., the Company’s 401(k) plan);

•

Shares of the Company’s common stock underlying outstanding restricted stock and restricted stock unit awards; and/or

•

Shares of the Company’s common stock underlying restricted stock units that are vested and deferred under a Company-sponsored deferral program.

(2)

Based on the closing price of the Company’s common stock as of June 3, 2013 which was $112.74 as reported by the NYSE.

Insider Trading Policy

The Company maintains an insider trading policy applicable to all directors and employees. The policy provides that Company personnel may not: buy, sell or engage in other transactions in the Company’s stock while in possession of material non-public information; buy or sell securities of other companies while in possession of material non-public information about those companies they become aware of as a result of business dealings between the Company and those companies; disclose material non-public information to any unauthorized persons outside of the Company; or engage in hedging transactions through the use of certain derivatives, such as put and call options involving the Company’s securities. The policy also restricts trading for a limited group of Company employees (including all directors and NEOs) to defined window periods which follow our quarterly earnings releases.

Hedging and Pledging Policy

The Company adopted a new hedging and pledging policy in April 2013 which applies to all directors and executive officers. The policy prohibits these individuals from engaging in any hedging transaction with respect to Company securities. These individuals are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan. Finally, pledges of Company securities arising from certain types of hedging transactions are also prohibited under our insider trading policy, as described above.

Equity Grant Practices

The Company has a written Equity Grant Policy which states that stock options will be awarded at an exercise price equal to the closing price of the Company’s common stock on the date of grant. The policy also generally prohibits the granting of an equity award when the Company may be in possession of material non-public information. When the Compensation Committee meeting occurs shortly following our public announcement of earnings, the grant date is the same day as the committee meeting. Otherwise, in most situations, the grant date is postponed until the third trading day following the release of our earnings results.

Under the terms of our 2005 Stock Plan, stock option re-pricing is not permitted without stockholder approval. Stock option awards vest ratably over four years with a contractual term of seven years. PeRSU target awards have a one-year performance period and generally convert to RSU awards that cliff-vest upon completion of the third year. RSU awards that are not granted pursuant to PeRSU awards generally cliff-vest in four years.

Tax Deductibility

IRC Section 162(m) generally provides that publicly held corporations may not deduct in any taxable year specified compensation in excess of $1,000,000 paid to the CEO and the next three most highly compensated executive officers, excluding the chief financial officer. However, performance-based compensation in excess of $1,000,000 is deductible if specified criteria are met, including stockholder approval of the material terms of applicable plans.

The Compensation Committee’s intention is, and always has been, to comply with the requirements for deductibility under IRC Section 162(m), unless the committee concludes that adherence to the limitations imposed by these provisions would not be in the best interest of the Company or its stockholders. While base salaries in excess of $1,000,000 are not deductible, payments made under our MIP and LTIP plans, the grants of RSUs made under our PeRSU program and the grants of stock options are intended to qualify for deductibility under IRC Section 162(m) as performance-based compensation.

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For purposes of compliance with the IRC, awards under these programs will not be made to individuals subject to IRC Section 162(m) unless attainment of performance goals is certified by the Compensation Committee. In the event of attainment of minimum performance goals under these programs, the Compensation Committee will exercise negative discretion to adjust awards downward from a potential maximum amount in order to satisfy requirements under IRC Section 162(m), while still providing for awards based on Company and individual performance in accordance with our MIP, LTIP and PeRSU programs.

Compensation Recoupment Policy

The Board is dedicated to maintaining and enhancing a culture focused on integrity and accountability which discourages conduct detrimental to the Company’s sustainable growth. On January 20, 2010 the Board approved an updated Compensation Recoupment Policy (“Recoupment Policy”) which expanded and clarified the previous clawback policies embedded in the Company’s annual and long-term incentive compensation programs. The updated Recoupment Policy applies to any employee who receives a cash or equity incentive award after January 20, 2010.

Under the Recoupment Policy, the Company may claw back incentive compensation if an employee: (i) engages in intentional misconduct pertaining to a financial reporting requirement under the federal securities laws which requires the Company to file an accounting restatement with the SEC as a result of the misconduct, other than restatements due to changes in accounting policy; (ii) receives incentive compensation based on a financial or operating measure that later requires material negative revision; or (iii) engages in fraud, theft, misappropriation, embezzlement or dishonesty to the material detriment of the Company’s financial results as filed with the SEC.

If triggered, then to the fullest extent permitted by law, the Company may require the employee to reimburse the Company for all or a portion of any incentive compensation received in cash within the last 12 months and remit to the Company any profits realized from the sale of the Company’s common stock within the last 12 months.

Our executive incentive plans provide that the Compensation Committee may also seek to recoup economic gain from any employee who engages in conduct that is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Company.

Supplemental Death Benefits

In January 2010, the Board froze the Company’s Executive Survivor Benefits Plan to the then-current roster of participants, which includes all of our NEOs. The Company will not enter into a new plan, program or agreement (“Benefit Agreement”) with any executive officer or a material amendment of an existing Benefit Agreement with any executive officer that provides for a death benefit, including salary continuation upon death, if that benefit is not generally available to all employees, unless such Benefit Agreement or material amendment is approved by the Company’s stockholders pursuant to an advisory vote.

This plan continues to provide a supplemental death benefit for its participants, which is in addition to the voluntary and Company-provided life insurance plan afforded to all employees. A detailed description of this plan is available below at “Potential Payments upon Termination or Change in Control.”

Excise Tax Gross-Up Policy

In response to investor feedback, the Compensation Committee at its May 2012 meeting determined that our policy prohibiting new excise tax gross-up provisions should extend to agreements other than employment agreements with our executive officers. As amended, the Company may not enter into any new agreement with an executive officer, or a material amendment of an existing executive officer agreement, that provides for payment or reimbursement of excise taxes that are payable by such executive officer under IRC Section 4999 as a result of a change in control of the Company. The Compensation Committee also clarified that this policy would not adversely affect any Company plan, policy or arrangement generally available to management employees that provides for the payment or reimbursement of taxes.

On March 27, 2012 Mr. Hammergren, in consultation with the Chairman of the Compensation Committee, voluntarily relinquished his right to be paid a golden parachute tax gross-up and the right to have his change in control-related cash severance calculated as the product of 2.99 times the “base amount” as defined under IRC Section 280G. The employment agreement leaves in place the alternative severance formulation of a cash lump sum equal to three years’ salary continuation and three years’ MIP participation.

Compensation Review and Determination Process

Each executive is evaluated on his or her commitment to the Company’s “ICARE” principles, which serves as a guide to all our employees enterprise-wide. These principles are:
Integrity	Customer first	Accountability	Respect	Excellence
ICARE is the cultural foundation of the Company. ICARE principles unify the Company and guide individuals’ behavior toward each other, customers, vendors and other stakeholders.

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The Compensation Committee sets performance targets and payout scales for each of our executive officers. The committee also determines incentive payouts for the prior fiscal year and establishes goals for current performance periods. While performance targets and payout scales are initially developed by senior management and informed by the one-year operating plan and three-year strategic plan reviewed with the Board, the Compensation Committee in its sole discretion approves, modifies or amends management’s target and payout scale recommendations. Performance targets are selected to be consistent with the operating and strategic plans reviewed with the Board and information routinely communicated to our employees or investors by management.

APRIL

CEO, in consultation with the Compensation Committee’s independent compensation consultant and our Executive Vice President, Human Resources, develops compensation recommendations for each executive officer, excluding CEO.

CEO presents his assessment of his individual performance results to the Board, recommends his goals for the new fiscal year to the Board and answers questions.
The Board conducts CEO’s performance review and discusses in executive session his performance for the prior fiscal year and approves, modifies or amends his goals for the new fiscal year.

MAY
The Compensation Committee reviews and evaluates compensation matters for all executive officers, including CEO.
Determinations of CEO compensation are made in executive session with input from the Compensation Committee’s independent compensation consultant.

The committee’s independent compensation consultant uses Compensation Peer Group compensation data from Aon Hewitt’s Total Compensation Measurement survey and data published by public companies to inform the Compensation Committee of competitive pay levels for our executive officers.

To adjust for differences in revenues and market capitalization, regression analysis is used to determine a size-adjusted market compensation level.

OCTOBER
The Compensation Committee examines the design and purpose of all elements of our executive compensation program, including a review of updated tally sheets for all executive officers.

The updated tally sheets include a holistic display of current compensation and estimated benefits on separation from service due to voluntary and involuntary termination and termination in connection with a change in control.

The Compensation Committee also reviews a compilation of the outstanding earned equity awards, unearned cash awards and unvested equity awards for each executive officer.
Management updates the Compensation Committee on actual performance against pre-established goals for all of our incentive compensation programs.

Role of Independent Compensation Consultant and Legal Counsel

Pursuant to its charter, the Compensation Committee may retain and terminate any consultant or other advisor, as well as approve the advisor’s fees and other terms of the engagement. The committee evaluates the qualifications, performance and independence of its independent compensation consultant and legal counsel annually. To ensure it receives independent and unbiased advice and analysis, the Compensation Committee adopted a formal independence policy that is certified annually by its compensation consultant and legal counsel.

The Compensation Committee has the authority to obtain advice and assistance from internal or external legal counsel. In FY 2013, the Compensation Committee employed its own independent compensation consultant, Compensation Strategies, Inc., and its own independent legal counsel, Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (“Gunderson Dettmer”). Representatives of both firms attend all Compensation Committee meetings, participate in executive sessions and communicate directly with the Compensation Committee. Neither firm performs any services for management. However, Compensation Strategies, Inc. advises the Governance Committee in the area of director compensation.

– 2013 Proxy Statement   39

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Compensation Strategies performs the following services:

•

Reviews our total compensation philosophy, reviews our Compensation Peer Group and targets competitive positioning for reasonableness and appropriateness;

•

Reviews our overall executive compensation program and advises the Compensation Committee on evolving best practices, compensation design and program alternatives that may improve plan effectiveness;

•

Provides independent analyses and recommendations on executive officers’ compensation;

•

Advises on compensation proposals submitted by management to the Compensation Committee for its approval; and

•

Reviews the Compensation Discussion and Analysis for our proxy statement.

As legal counsel to the committee, Gunderson Dettmer assists with the interpretation of rules and regulations that affect our executive compensation program and reviews the Compensation Discussion and Analysis for our proxy statement.

At the start of FY 2014, the Compensation Committee reviewed information regarding the independence and potential conflicts of interest of Compensation Strategies and Gunderson Dettmer. The committee members took into account, among other things, the factors set forth in Exchange Act Rule 10C-1 and the NYSE listing standards, and concluded that its compensation consultant and legal counsel are both independent and that no conflict of interest exists with respect to the work performed by either firm.

Compensation Committee Report on Executive Compensation

We have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference to McKesson Corporation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013.

Compensation Committee of the Board of Directors
Alton F. Irby III, Chair
M. Christine Jacobs
David M. Lawrence, M.D.
Edward A. Mueller

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised entirely of the four independent directors listed above. No member of the Compensation Committee is, or was during FY 2013, a current or former officer or employee of the Company or any of its subsidiaries. Additionally, during FY 2013, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

– 2013 Proxy Statement   40

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2013 Summary Compensation Table

The table below provides information regarding compensation and benefits earned by: (i) our Chairman of the Board, President and Chief Executive Officer; (ii) our Executive Vice President and Chief Financial Officer; and (iii) the three other most highly compensated executive officers as of March 31, 2013 (collectively, our “NEOs”):

Name and Principal Position	Fiscal Year	Salary ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
John H. Hammergren Chairman, President and Chief Executive Officer	2013	1,680,000	8,200,560	5,819,523	11,464,200	24,211,297	369,419	51,744,999
	2012	1,680,000	8,601,530	6,133,206	12,827,520	10,075,558	362,508	39,680,322
	2011	1,664,615	12,185,796	7,370,750	9,860,400	14,072,640	511,951	45,666,152
Jeffrey C. Campbell Executive Vice President and Chief Financial Officer	2013	863,000	3,053,400	2,148,146	3,026,230	3,087,444	113,360	12,291,580
	2012	861,039	3,173,380	2,261,747	3,453,179	1,506,558	127,322	11,383,225
	2011	838,615	4,509,704	2,731,945	2,613,750	1,265,881	126,411	12,086,306
Paul C. Julian Executive Vice President and Group President	2013	1,065,000	4,536,480	3,222,219	5,672,178	6,145,204	251,963	20,893,044
	2012	1,062,692	4,760,070	3,402,809	6,322,734	3,048,268	219,073	18,815,646
	2011	1,035,923	6,716,581	4,107,085	4,774,750	2,926,436	289,151	19,849,926
Laureen E. Seeger Executive Vice President, General Counsel and Chief Compliance Officer	2013	686,000	1,919,280	1,347,473	1,877,471	2,873,749	87,561	8,791,534
	2012	682,769	2,004,240	1,405,951	2,192,779	1,300,328	80,766	7,666,833
	2011	651,385	2,878,535	1,668,503	1,591,000	1,212,772	79,096	8,081,291
Patrick J. Blake(1) Executive Vice President and Group President	2013	684,000	1,570,320	1,093,602	1,844,861	68,899	92,994	5,354,676

(1)

Mr. Blake was not an NEO in FY 2012 or FY 2011.

(2)

Mr. Hammergren’s base salary has remained unchanged since May 2010. Base salaries for our other NEOs have remained unchanged since May 2011.

(3)

Amounts shown represent the aggregate grant date fair value of stock-based awards, including the value of dividend equivalents, calculated in accordance with ASC Topic 718. These values do not include estimated forfeitures and may not reflect compensation actually received by our officers. The assumptions used to calculate the value of these awards can be found in Financial Note 5 of the Company’s consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2013, as filed with the SEC on May 7, 2013.

For awards that are not subject to performance conditions, such as stock options, the maximum award levels would not result in awards greater than disclosed in the table above. For awards that are subject to performance conditions, such as PeRSUs, we report the value at grant date based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period determined under ASC Topic 718, excluding the effect of estimated forfeitures.

The following represents the aggregate value based on the maximum number of shares that may be earned for PeRSU awards computed in accordance with ASC Topic 718 for each of the fiscal years presented above: Mr. Hammergren, $16,401,120, $18,923,366 and $19,376,708; Mr. Campbell, $6,106,800, $6,981,436 and $7,170,908; Mr. Julian, $9,072,960, $10,472,154 and $10,680,075; Ms. Seeger, $3,838,560, $4,409,328 and $4,577,175; and Mr. Blake, $3,140,640.

(4)

Amounts shown represent the payouts under the MIP and the LTIP:

•

MIP for FY 2013: Mr. Hammergren, $3,742,200; Mr. Campbell, $1,095,730; Mr. Julian, $1,739,678; Ms. Seeger, $733,471; and Mr. Blake, $700,861.

•

LTIP for FY 2011 — FY 2013: Mr. Hammergren, $7,722,000; Mr. Campbell, $1,930,500; Mr. Julian, $3,932,500; Ms. Seeger, $1,144,000; and Mr. Blake, $1,144,000.

(5)

Amounts shown represent the year-over-year change in actuarial present value of pension benefits, above-market interest earned from amounts deferred in the Company’s nonqualified deferred compensation plans and above-market interest credited on undistributed dividend equivalents. Above-market interest is defined by the SEC as any amount over 120% of the long-term applicable federal rate published by the IRS.

•

Pension: Mr. Hammergren, $23,180,024; Mr. Campbell, $3,027,021; Mr. Julian, $5,754,616; and Ms. Seeger, $2,802,240. Mr. Blake is not eligible to participate in the pension plan, since he was not an executive officer in 2007 when participation in the plan was frozen.

•

Nonqualified deferred compensation: Mr. Hammergren, $973,576; Mr. Campbell, $40,131; Mr. Julian, $359,050; Ms. Seeger, $59,667; and Mr. Blake, $58,388.

•

Dividend equivalents: Mr. Hammergren, $57,697; Mr. Campbell, $20,292; Mr. Julian, $31,538; Ms. Seeger, $11,842; and Mr. Blake, $10,511.

Amounts shown for changes in pension values may not represent values that NEOs will actually receive under the Company’s pension plan. Rather, these amounts reflect actuarial amounts calculated under SEC requirements. Pension values are calculated using assumptions used to prepare the Company’s audited financial statements for the applicable fiscal year. The assumptions used to calculate changes in pension values are set forth in the 2013 Pension Benefits Table below, in the subsection titled “Actuarial Assumptions.”

As more fully explained following the 2013 Pension Benefits Table, a key assumption we use in calculating our pension liability is the interest rate we must apply to convert the future pension benefit into a lump sum – the “lump-sum interest rate.” The Company lowered the lump-sum interest rate from 4.0% to 2.3% in FY 2013 as part of its routine administration of the plan, in response to a prolonged, unprecedented period of low interest rates. The effect of lowering this interest rate even a small amount created a meaningful increase in the estimated lump-sum value of the pension benefit. Of the $23 million increase in pension accrual for Mr. Hammergren, $21 million is attributable to this adjustment to the lump-sum interest rate. The remainder is the value of one year’s service credit in accordance with the terms of the pension plan.

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(6)

Amounts shown represent the following with respect to FY 2013:

Defined Contribution Benefits and Nonqualified Plan Earnings

The Company made a matching contribution of $10,000 to each NEO’s PSIP (401(k)) retirement account.

As described below in the subsection titled “Narrative Disclosure to the 2013 Nonqualified Deferred Compensation Table,” the SPSIP II and the DCAP III provide for matching contributions. The amount contributed by the Company to each NEO’s SPSIP II account was as follows: Mr. Hammergren, $246,301; Mr. Campbell, $81,647; Mr. Julian, $120,510; Ms. Seeger, $57,151; and Mr. Blake, $54,605. For FY 2013, the Company also contributed $4,000 to Mr. Blake’s DCAP III account.

Perquisites and Other Personal Benefits

The value provided to each NEO under the Company’s Executive Officer Security Policy was as follows: Mr. Hammergren, $88,796; Mr. Campbell, $0; Mr. Julian, $87,837; Ms. Seeger, $0; and Mr. Blake, $0. These amounts represent reimbursement of reasonable expenses related to the installation and maintenance of home security equipment, the incremental cost of personal use of Company-provided aircraft and the incremental cost of personal use of a Company-provided car and driver. The Company does not reimburse our NEOs for taxes due on personal income imputed with regard to items or services provided under the Executive Officer Security Policy.

•

Company Aircraft: When practicable, Mr. Hammergren and Mr. Julian are directed to use the Company’s aircraft for security, productivity and privacy reasons. The aggregate incremental cost of personal use of Company-provided aircraft for Mr. Hammergren and Mr. Julian was $78,141 and $85,358, respectively. To calculate this cost, the Company determines the total variable annual operating cost for each aircraft that generally includes fuel, trip-related maintenance, landing and parking fees, crew expenses, supplies and catering. The total variable operating cost is then averaged for all flight hours flown and multiplied by the total number of personal flight hours for each NEO. Fixed annual costs that do not change based on usage, such as pilots’ salaries, home hanger expenses, general taxes, routine maintenance and insurance, are excluded from the incremental cost calculation. If an aircraft flies empty before picking up or after dropping off a passenger flying for personal reasons, and the empty flight is not related to any other business-related travel, this “deadhead” segment is included in the incremental cost calculation for determining personal use.

•

Car and Driver: The aggregate incremental cost of personal use of Company-provided car and driver for Mr. Hammergren and Mr. Julian was $5,650 and $2,479, respectively. This cost is determined by multiplying (i) the amount paid for the driver’s services and various vehicle operating costs by (ii) a fraction, the numerator of which is the number of hours of personal travel by each NEO and the denominator of which is the total hours of available car service.

•

Home Security: Mr. Hammergren was reimbursed $5,005 for the installation of home security devices and/or security monitoring services.

The value of financial counseling services provided to each NEO was as follows: Mr. Hammergren, $18,309; Mr. Campbell, $18,556; Mr. Julian, $18,309; Ms. Seeger, $18,309; and Mr. Blake, $18,309.

The Company provided a housing allowance of $1,817 to Mr. Campbell, in accordance with the terms of his employment offer letter.

The value of items or services provided in connection with the annual Board retreat and employee award programs attended by our NEOs and their spouses was as follows: Mr. Hammergren, $6,013; Mr. Campbell, $1,340; Mr. Julian, $15,307; Ms. Seeger, $2,101; and Mr. Blake, $6,080.

– 2013 Proxy Statement   42

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2013 Grants of Plan-Based Awards Table

The table below provides information on plan-based awards, stock awards and stock options granted to our NEOs during the fiscal year ended March 31, 2013:

Name	Grant Date								All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards (($)/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)
		Threshold ($)(3)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
John H. Hammergren	5/22/2012								298,000	87.24	5,819,523
LTIP		-0-	2,565,000	5,130,000
PeRSU						-0-	94,000	188,000			8,200,560
MIP		1,260,000	2,520,000	6,000,000	(6)
Jeffrey C. Campbell	5/22/2012								110,000	87.24	2,148,146
LTIP		-0-	641,000	1,282,000
PeRSU						-0-	35,000	70,000			3,053,400
MIP		409,925	819,850	2,459,550
Paul C. Julian	5/22/2012								165,000	87.24	3,222,219
LTIP		-0-	1,306,000	2,612,000
PeRSU						-0-	52,000	104,000			4,536,480
MIP		585,750	1,171,500	3,514,500
Laureen E. Seeger	5/22/2012								69,000	87.24	1,347,473
LTIP		-0-	380,000	760,000
PeRSU						-0-	22,000	44,000			1,919,280
MIP		274,400	548,800	1,646,400
Patrick J. Blake	5/22/2012								56,000	87.24	1,093,602
LTIP		-0-	380,000	760,000
PeRSU						-0-	18,000	36,000			1,570,320
MIP		307,800	615,600	1,846,800

(1)

Amounts shown represent the range of possible cash payouts for each NEO under (i) the LTIP for the FY 2013 — FY 2015 performance period and (ii) the MIP for the FY 2013 performance period. Amounts actually earned under FY 2013 MIP are included in the 2013 Summary Compensation Table under the column titled “Non-Equity Incentive Plan Compensation.” Information regarding the operation of the LTIP and the MIP is provided above in the subsection titled “Executive Officer Compensation Elements.”

(2)

Amounts shown represent the range of possible PeRSU awards for the FY 2013 performance period that the Compensation Committee determined at its May 2012 meeting. Based on the Company’s accomplishment against pre-determined performance goals, the actual RSUs awarded to each NEO at the committee’s May 2013 meeting were as follows: Mr. Hammergren, 94,000 units; Mr. Campbell, 35,000 units; Mr. Julian, 52,000 units; Ms. Seeger, 22,000 units; and Mr. Blake, 18,000 units. PeRSUs, including their vesting schedule, are described above in the subsection titled “Long-term Compensation — Performance Restricted Stock Units.”

(3)

Amounts shown for MIP represent 50% of the target cash payout for the FY 2013 performance period, which is the minimum threshold award payment.

(4)

Stock options have a seven-year term and vest 25% on the first four anniversaries of the grant date, subject to the NEO’s continued employment with the Company.

(5)

Amounts shown reflect the aggregate grant date fair values of option and PeRSU awards computed in accordance with ASC Topic 718. Amounts do not reflect whether our NEOs have actually realized a financial benefit from the award.

(6)

The maximum payout allowed under the MIP is $6,000,000.

– 2013 Proxy Statement   43

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2013 Outstanding Equity Awards Table

The table below provides information on option awards and stock awards held by the NEOs as of March 31, 2013:

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
John H. Hammergren	75,000	—	62.21	5/22/2014	795,450	85,876,782
	400,000	—	57.89	5/20/2015
	458,250	152,750	40.46	5/26/2016
	201,000	201,000	67.81	5/25/2017
	75,250	225,750	83.51	5/24/2018
	—	298,000	87.24	5/22/2019
Jeffrey C. Campbell	75,000	—	62.21	5/22/2014	285,668	30,840,717
	159,000	—	57.89	5/20/2015
	160,500	53,500	40.46	5/26/2016
	74,500	74,500	67.81	5/25/2017
	27,750	83,250	83.51	5/24/2018
	—	110,000	87.24	5/22/2019
Paul C. Julian	252,000	—	57.89	5/20/2015	440,130	47,516,435
	84,750	84,750	40.46	5/26/2016
	112,000	112,000	67.81	5/25/2017
	41,750	125,250	83.51	5/24/2018
	—	165,000	87.24	5/22/2019
Laureen E. Seeger	—	35,000	40.46	5/26/2016	171,180	18,480,593
	—	45,500	67.81	5/25/2017
	—	51,750	83.51	5/24/2018
	—	69,000	87.24	5/22/2019
Patrick J. Blake	3,750	—	57.89	5/20/2015	116,862	12,616,422
	6,250	6,250	40.46	5/26/2016
	18,750	18,750	41.51	6/15/2016
	19,000	38,000	67.81	5/25/2017
	14,250	42,750	83.51	5/24/2018
	—	56,000	87.24	5/22/2019

(1)

Stock options have a seven-year term and vest 25% on the first four anniversaries of the grant date, subject to the NEO’s continued employment with the Company.

(2)

Stock awards vest as follows:

May 26, 2013 — Mr. Hammergren, 416,880 shares; Mr. Campbell, 151,200 shares; Mr. Julian, 231,120 shares; Ms. Seeger, 87,480 shares; and Mr. Blake, 52,992 shares;

May 24, 2014 — Mr. Hammergren, 220,980 shares; Mr. Campbell, 76,328 shares; Mr. Julian, 121,800 shares; Ms. Seeger, 46,980 shares; and Mr. Blake, 34,800 shares; and

May 24, 2015 — Mr. Hammergren, 157,590 shares; Mr. Campbell, 58,140 shares; Mr. Julian, 87,210 shares; Ms. Seeger, 36,720 shares; and Mr. Blake, 29,070 shares.

(3)

Based on the $107.96 closing price of the Company’s common stock as reported by the NYSE on March 28, 2013, the last trading day of our fiscal year.

– 2013 Proxy Statement   44

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2013 Option Exercises and Stock Vested Table

The table below provides information on stock option exercises and vestings of stock awards for our NEOs during the fiscal year ended March 31, 2013:

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
John H. Hammergren	225,000	9,931,920	277,425	24,260,816
Jeffrey C. Campbell	63,000	2,572,555	78,638	6,876,893
Paul C. Julian	314,500	14,936,544	133,575	11,681,134
Laureen E. Seeger	120,000	3,592,269	40,963	3,582,214
Patrick J. Blake	-0-	-0-	6,038	528,023

(1)

Amounts shown represent values realized based on the difference between the market price of the Company’s common stock on the date of exercise and the exercise price.

(2)

Amounts shown represent the aggregate fair market values of the Company’s common stock realized upon the vesting of RSUs, accrued dividend equivalents and accrued interest. The amounts distributed to our NEOs for accrued dividend equivalents and accrued interest were as follows: Mr. Hammergren, $620,184; Mr. Campbell, $175,795; Mr. Julian, $298,607; Ms. Seeger, $91,573; and Mr. Blake, $13,498.

2013 Pension Benefits Table

The Executive Benefit Retirement Plan (“EBRP”) is a nonqualified average final pay defined benefit pension plan that was established in 1984. Participation was frozen effective June 1, 2007 to the then-current roster of executive officers. The following table provides information on the actuarial present values of the benefits accumulated by our NEOs under the EBRP calculated as of March 31, 2013:

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
John H. Hammergren	EBRP	17	115,822,288	—
Jeffrey C. Campbell	EBRP	9	10,529,765	—
Paul C. Julian	EBRP	16	22,969,648	—
Laureen E. Seeger	EBRP	13	8,315,255	—
Patrick J. Blake(2)	—	—	—	—

(1)

Amounts shown do not reflect potential future salary growth, because amounts are required to be calculated based on compensation and service as of March 31, 2013. Present values are based on assumptions used to determine our annual pension expense. Certain assumptions, such as future salary increases, are different for proxy disclosure purposes that assume no future pay increases, versus financial reporting purposes that assume future pay increases.

(2)

Mr. Blake is not eligible to participate in the EBRP, since he was not an executive officer when participation in the plan was frozen in 2007.

The 2013 Pension Benefits Table values are based on the following:

Actuarial Assumption	March 31, 2013	March 31, 2012
Discount rate	2.12%	3.03%
Lump-sum interest rate	2.30%	4.00%
Retirement ages
• EBRP	62	62
• Employment Agreement — Mr. Hammergren	56 and one month	55 and one month
Withdrawal, disability or mortality before retirement	None	None
Post-retirement mortality rate	1994 Group Annuity Reserving Table	1994 Group Annuity Reserving Table
Future salary increases	None	None
MIP cash bonus payout	100% of target amount	100% of target amount
Form of payment — EBRP and Employment Agreement for Mr. Hammergren	Lump sum	Lump sum

For additional information on the Company’s pension obligations, refer to Financial Note 16 of the Company’s consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended March 31, 2013 as filed with the SEC on May 7, 2013.

– 2013 Proxy Statement   45

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Actuarial Assumptions

The amounts shown in the 2013 Summary Compensation Table and the 2013 Pension Benefits Table reflect actuarial present values of the benefits accumulated through the end of FY 2013. Proxy pension values are generally calculated using the same assumptions used to calculate pension values for the Company’s audited financial statements, except retirement age is assumed to be the normal retirement age as defined in the EBRP for voluntary retirement or in the executive officer’s employment agreement, which is the earliest age at which the executive could retire without any benefit reduction due to age.

Pension values may fluctuate significantly from year to year depending on a number of factors, including age, years of service, annual earnings and the assumptions used to determine the present value of the pension benefit amount. For example, the Company is required to calculate the present value of future pension liabilities using a discount rate based on corporate bond yields. As discount rates decrease, potential pension liabilities may increase. As discount rates increase, potential pension liabilities may decrease.

Under the EBRP, lump-sum distributions under Approved or Early Retirement are calculated using the lump-sum interest rate published monthly by the Pension Benefit Guarantee Corporation (“PBGC”). Participants who separate from the plan with vested benefits who do not qualify for Approved or Early Retirement have lump-sum benefits determined using the General Agreement on Tariffs and Trade (“GATT”) lump-sum interest rate, which reflects the 30-year Treasury bond interest rate.

The Company reviews numerous assumptions used to calculate the actuarial amounts reported in the pension benefits table at the end of each fiscal year. The Company must make a key assumption for what the PBGC lump-sum interest rate will be when a plan participant reaches assumed retirement (generally, age 62). The Company has historically assumed a stable, long-term PBGC lump-sum interest rate for pension valuation purposes, since pension liabilities are long-term obligations. PBGC lump-sum interest rates, however, have remained unusually low for several years and the Federal Reserve recently announced its intention to keep interest rates low through 2015.

Due to the prolonged, unprecedented low interest rate environment and the continued decline in the PBGC lump-sum interest rate, a decision was made to change the assumed PBGC lump-sum interest rate from a long-term interest rate to a more current rate to calculate the estimated reportable benefit amounts under the EBRP for FY 2013. The average remaining service period for the active EBRP participants is approximately five years. We selected a PBGC lump-sum interest rate assumption of 2.3%, which reflects the historical five year average PBGC lump-sum interest rate as of March 31, 2013.

As part of the regular review of the plan that occurs annually, the Company also updated our CEO’s assumed retirement age for accounting purposes and the mortality assumptions used to calculate our pension liability.

Narrative Disclosure to the 2013 Pension Benefits Table

For Retirement at Age 62 or Older, or Involuntary Separation from Service After Attaining Age 55 with at least 15 Years of Service:

A participant vests in EBRP benefits after completing five years of service as an executive officer. The following is a brief summary of the benefits that would be provided to a participant in the EBRP if he or she retires at age 62 or older, or involuntarily separates from service after attaining age 55 with at least 15 or more years of credited service.

A vested participant is eligible to receive “Approved Retirement” benefits if one of the following criteria is met:

•

Separates from service on or after reaching age 62;

•

Separates from service involuntarily after attaining age 55 with at least 15 years of credited service;

•

Separates from service at any time with approval of the Compensation Committee; or

•

As provided for in the participant’s employment agreement.

Approved Retirement benefits are calculated by applying the following benefit formula: (i) a service-based percentage of his or her “average final compensation” as defined below, minus (ii) the annuity payment due under the Company’s “Retirement Plan” and the hypothetical annuity payment that is the actuarial equivalent of the amount earned under the “Retirement Share Plan” (together, “Basic Retirement Benefit”).

The Retirement Plan is a tax-qualified defined benefit pension plan which was effective January 1, 1972 and frozen as of December 31, 1996. None of our NEOs participates in the Retirement Plan. The Retirement Share Plan, introduced in January 1997 and discontinued after March 31, 2004, was an element offered under the PSIP, the Company’s 401(k) plan. As of March 31, 2013, only Mr. Hammergren and Mr. Julian maintain a balance under the Retirement Share Plan which would offset their EBRP benefits.

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Calculation of Average Final Compensation

Approved Retirement benefits under the EBRP are based on the participant’s “average final compensation,” excluding long-term incentives such as LTIP and equity grants. Average final compensation is the annual compensation received during the participant’s most highly paid five consecutive years of full-time employment in the final 15 years of service. Average annual compensation includes annual base salary and MIP payments, including amounts voluntarily deferred under a Company-sponsored deferred compensation plan. Pursuant to Mr. Hammergren’s employment agreement, 150% of his MIP payments are included in the calculation of his average final compensation.

Percentage of Average Final Compensation

The gross EBRP benefit, expressed as a percentage of the participant’s average final compensation, is equal to an initial base benefit of 20%, increased by 1.77% for each completed year of service (0.148% for each completed month if the executive completes less than a full year of service in the year in which he or she separates from service). The maximum benefit is generally 60% of average final compensation. However, the Compensation Committee has the authority to approve, or a participant’s written employment agreement may provide for, a benefit formula higher than 60% of average final compensation. Mr. Hammergren’s employment agreement provides for an EBRP benefit equal to at least 60% of his average final compensation, increased by 1.5% for each completed year of service after April 1, 2004, with a maximum benefit of 75% of his average final compensation.

Service Credit

For purposes other than vesting, the EBRP measures service from the commencement of an executive’s employment until the participant separates from service. Service prior to being named a participant is included in the determination of service credit. Separation from service generally has the same meaning as provided in IRC Section 409A, which is described in further detail below at “Executive Employment Agreements.” The EBRP allows service credit for certain rehire situations, leaves of absence and periods in which a participant is receiving severance pay.

Basic Retirement Benefit

For purposes of calculating a participant’s Basic Retirement Benefit under the EBRP, the offset for the hypothetical annuity benefit payable under the Retirement Share Plan is calculated by first determining the value of each share credited to the participant’s account as of the date it was credited, then applying an annual 12% rate to that value from the date the share was credited to the account to the date the participant’s EBRP benefit is scheduled to begin. The aggregate value of the shares credited to the participant’s Retirement Share Plan is then converted to a straight-life annuity. The resulting annuity is converted to a lump-sum amount using the interest rate prescribed by the PBGC for purposes of determining the present value of a lump-sum distribution for the month in which the participant retires and a table based upon the 1994 Group Annuity Reserving Table (1994 GAR) (“Present Value Calculation”).

Distribution of Benefits

The amount of a participant’s EBRP benefit is based on a straight-life annuity paid out on a monthly basis over the participant’s lifetime, which is then converted to a lump-sum actuarial equivalent using the above-described Present Value Calculation. Lump-sum payments are made in the seventh month following the month in which a participant separates from service.

For Voluntary Separation from Service Prior to Age 62, but After Attaining Age 55 with a Minimum of 15 Years of Service:

The following is a brief summary of the EBRP benefit provided to a participant who is not eligible for Approved Retirement and voluntarily separates from service after attaining 55 years of age with at least 15 years of credited service.

The EBRP provides for an “Early Retirement” benefit prior to reaching age 62 if the participant voluntarily separates from service:

•

After age 55 and completion of at least 15 years of service;

•

At any other time with approval of the Compensation Committee; or

•

As provided in the participant’s employment agreement.

A participant who is eligible for Early Retirement will receive the same EBRP benefit he or she would have received upon retirement after attaining age 62 (as described above), with the following adjustments:

•

The percentage of average final compensation used in the benefit formula is reduced by 0.3% for each month the actual separation precedes the date the participant reaches age 62; and

•

The participant’s Basic Retirement Benefit is calculated as of the participant’s age at the time he or she separates from service.

Mr. Hammergren will be provided with an Approved Retirement EBRP benefit in accordance with the provisions of the EBRP and his employment agreement should his employment terminate for any reason other than for Cause. At March 31, 2013 of the other NEOs who are EBRP participants, Mr. Julian met the age and service requirements to qualify for Approved Retirement upon involuntary termination or Early Retirement upon voluntary termination. Recognition of additional age and service under the CIC Policy described below would not make the other two NEOs participating in the EBRP eligible for Approved Retirement.

– 2013 Proxy Statement   47

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Other Separations from Service Prior to Age 62:

Participants with five years of service (“Vested Participants”) who separate from service for reasons other than for Cause, but separate prior to being eligible for Approved or Early Retirement, are also entitled to a lump-sum benefit. However, their lump-sum benefits are determined using the GATT lump-sum interest rate.

The EBRP allows a Vested Participant who separates from service to receive the same EBRP benefits he or she would have received upon termination due to an Approved Retirement prior to attaining age 62. However, the percentage of average final compensation used in the benefit formula is multiplied by a pro-rata percentage described below, then calculated as the present value of a benefit payable at age 65.

The pro-rata percentage is the higher of the following two percentages, but not greater than 100%:

•

The percentage determined by dividing the number of the participant’s whole months of service with the Company by the number of whole months from the date the participant was first hired by the Company to the date the participant reaches age 65, then multiplying by 100; or

•

The percentage determined by multiplying 4.44% by the number of the participant’s whole and partial years of completed service with the Company.

2013 Nonqualified Deferred Compensation Table

The table below provides information on the contributions, earnings and account balances for the NEOs participating in a Company-sponsored nonqualified deferred compensation program:

Name	Executive Contributions in Last Fiscal Year ($)(1)(2)	Registrant Contributions in Last Fiscal Year ($)(3)	Aggregate Earnings in Last Fiscal Year ($)(4)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last Fiscal Year-End ($)
John H. Hammergren
SPSIP Plans	307,876	246,301	362,686	-0-		7,718,547
DCAP Plans	-0-	-0-	1,403,884	-0-		19,314,261
Dividend Equivalents	-0-	660,327	97,049	620,184	(5)	1,423,396
Jeffrey C. Campbell
SPSIP Plans	102,059	81,647	85,238	-0-		1,537,022
DCAP Plans	-0-	-0-	-0-	-0-		-0-
Dividend Equivalents	-0-	232,634	34,102	175,795	(5)	511,091
Paul C. Julian
SPSIP Plans	150,637	120,510	159,291	-0-		3,221,317
DCAP Plans	-0-	-0-	488,504	-0-		6,608,583
Dividend Equivalents	-0-	361,377	53,020	298,607	(5)	787,960
Laureen E. Seeger
SPSIP Plans	71,439	57,151	12,659	-0-		453,807
DCAP Plans	-0-	-0-	100,014	-0-		1,353,006
Dividend Equivalents	-0-	137,793	19,893	91,573	(5)	301,887
Patrick J. Blake
SPSIP Plans	68,256	54,605	43,006	-0-		993,246
DCAP Plans	200,000	4,000	87,246	-0-		1,507,885
Dividend Equivalents	-0-	97,286	15,393	13,498	(5)	244,295
Deferred RSUs	-0-	-0-	-0-	-0-		1,134,012	(6)

(1)

Amounts shown reflect amounts deferred by our NEOs and are reported as compensation in the 2013 Summary Compensation Table above.

(2)

Amounts shown represent amounts deferred by our NEOs into their SPSIP II and DCAP III accounts.

(3)

Amounts shown represent Company contributions to the NEOs’ SPSIP II and DCAP III accounts, as well as amounts credited on undistributed dividend equivalents.

(4)

Amounts shown include earnings on compensation previously deferred by our NEOs into their SPSIP Plans and DCAP Plans. The SPSIP II is a successor plan to the Company’s Supplemental Profit-Sharing Investment Plan (“SPSIP,” together with SPSIP II, “SPSIP Plans”), which was frozen as of December 31, 2004. The DCAP III is a successor plan to the Company’s Deferred Compensation Administration Plan II (“DCAP II,” together with DCAP III, “DCAP Plans”), which was frozen as of December 31, 2004.

(5)

Amounts shown represent dividend equivalents and interest paid on accumulated dividends upon vesting of the underlying RSUs. For Mr. Blake, the amount shown also includes dividend equivalents earned on deferred RSUs. Until April 2011, recipients of RSUs were permitted to defer payment of earned RSUs.

(6)

Represents the value of 10,504 deferred RSUs based on the $107.96 closing price of the Company’s common stock as reported by the NYSE on March 28, 2013, the last trading day of our fiscal year.

– 2013 Proxy Statement   48

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The Company sponsors two nonqualified deferred compensation plans. The Supplemental Profit-Sharing Investment Plan II (“SPSIP II”), is specifically for employees impacted by IRC Section 401(a)(17), which limits participation of highly paid employees in tax-qualified 401(k) plans. Compensation eligible for deferral into the SPSIP II includes base salary and MIP payments. The Deferred Compensation Administration Plan III (“DCAP III”) is a voluntary nonqualified deferred compensation plan. Compensation eligible for deferral in DCAP III includes base salary, MIP and LTIP payments.

Until December 31, 2008, amounts deferred into the SPSIP II were credited with interest at the same rate as the Standish Mellon Stable Value Fund, an investment option that was generally available to all Company employees under our PSIP. Effective January 1, 2009, accounts in the SPSIP II and the DCAP III are credited with interest at a rate set by the Compensation Committee each July. Currently, the interest rate for deferrals under the DCAP III and the SPSIP II are as follows: (i) for deferrals made prior to January 1, 2010, 8.0% per year; and (ii) for deferrals made after January 1, 2010, 120% of the long-term applicable federal rate published each December by the IRS.

A third type of nonqualified deferred compensation is dividend equivalents and the related interest income. All recipients of RSUs, including our NEOs, receive dividend equivalents at the same dividend rate received by the Company’s common stock investors, which is currently $0.20 per share per quarter. The dividend equivalents are credited quarterly to an interest-bearing account and are distributed in cash upon vesting of the RSUs. Under the terms of our 2005 Stock Plan, interest accrues on employees’ credited dividend equivalents at a rate set by the Compensation Committee, which is currently 8.0% per year.

Narrative Disclosure to the 2013 Nonqualified Deferred Compensation Table

Supplemental Profit-Sharing Investment Plan II

The SPSIP II was adopted by the Board on January 1, 2005 and is the successor plan to the Supplemental Profit-Sharing Investment Plan (“SPSIP”), which was frozen effective December 31, 2004. The SPSIP II includes deferral and distribution provisions intended to comply with IRC Section 409A.

U.S. employees, including our NEOs, may elect to participate in the SPSIP II. Participants may elect to defer, in whole percentages, from 1.0% to 5.0% of covered compensation in excess of the IRC Section 401(a)(17) limit (currently $255,000 per year). An election to participate in SPSIP II remains in effect until the participant informs the plan administrator that he or she wishes to cease participation. In that case, the election to cease participation becomes effective at the beginning of the next calendar year. Certain of our NEOs have elected to participate in the plan at the 5.0% level. At an employee participation level of 5.0%, the Company contributes an additional 4.0% of the participant’s pay as a matching contribution, consistent with the terms of the PSIP (“Company Match”). Participants are always 100% vested in both the Company Match and their own contributions in the SPSIP II.

Participants in the SPSIP and the SPSIP II also elect how distributions of deferred amounts are to be made upon separation from service. Upon separation of service, distributions may be made in a lump sum or over up to 10 years. A different distribution election may be made for a separation from service due to death. Distributions under both plans are subject to ordinary income taxes.

Accounts in the legacy SPSIP are credited with earnings at a rate equal to the amount earned during the same period by the Standish Mellon Stable Value Fund investment option in the Company’s PSIP. Because earnings on SPSIP II accounts are based on a publicly available mutual fund, credited earnings are not considered above-market earnings by the IRS. Therefore, these earnings are not subject to federal Social Security and Medicare taxes in the year credited.

Accounts in the SPSIP II are credited with interest at the same rate as determined by the Compensation Committee for deferrals under the DCAP III, which is currently (i) 8.0% per year for amounts deferred prior to January 1, 2010; and (ii) 120% of the long-term applicable federal rate published each December by the IRS for amounts deferred on or after January 1, 2010. Since the crediting rate is discretionary, a portion of the earnings accumulated each year in the SPSIP II may be subject to federal Social Security and Medicare taxes in the year credited.

Unlike tax-qualified retirement accounts, assets for the payment of benefits under the SPSIP and SPSIP II are not held in trust. Distributions under these plans are paid from the Company’s general corporate funds. Participants and their beneficiaries are unsecured general creditors of the Company with no special or prior right to any Company assets for payment of any obligation under the plans.

Deferred Compensation Administration Plan III

The DCAP III was adopted by the Board on January 1, 2005 and is the successor plan to the Deferred Compensation Administration Plan II, which was frozen effective December 31, 2004. The DCAP III includes deferral and distribution provisions intended to comply with IRC Section 409A.

Participation in the DCAP III is open to all employees eligible for participation in the MIP with a bonus target of at least 15% and other highly compensated employees. For calendar year 2012, approximately 4,700 employees were eligible to participate in the DCAP III, including all of our NEOs.

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Participants may elect to defer into the DCAP III up to 75% of their annual base salary, up to 90% of their annual MIP payment and for those who also participate in the LTIP, up to 90% of any LTIP payment. Unlike the SPSIP II, an employee’s election to participate in the DCAP III is in effect for only one calendar year. Amounts deferred under the DCAP III are credited to an interest-bearing account. The Compensation Committee annually sets the crediting rate, which is currently (i) 8.0% per year for amounts deferred prior to January 1, 2010; and (ii) 120% of the long-term applicable federal rate published each December by the IRS for amounts deferred on or after January 1, 2010. Since the crediting rate is discretionary, a portion of the earnings accumulated each year may be subject to federal Social Security and Medicare taxes in the year credited.

Participants in the DCAP III make a distribution election at the time they elect to defer compensation. Distributions may be made at one or more specified dates in the future or upon separation of service in either a lump sum or over up to 10 years. A different distribution election may be made for a separation from service due to retirement, disability or death. However, if the separation from service is not due to retirement, disability or death, the entire account balance is distributed as a lump sum at a time such payment would comply with IRC Section 409A. Distributions under both plans are subject to ordinary income taxes.

Earnings that are deferred into the DCAP III are not considered “covered compensation” for PSIP or SPSIP II purposes as defined by those plans. No PSIP or SPSIP II employee deductions are taken from compensation deferred into the DCAP III. To keep the DCAP III participants whole with respect to their Company Match, an amount is credited to a participant’s DCAP III account equal to the additional Company Match that would have been credited to the PSIP and/or the SPSIP II had a participant not participated in the DCAP III.

As with the SPSIP and the SPSIP II, assets for the payment of benefits under the DCAP plans are not held in trust. Distributions are paid from the Company’s general corporate funds. Participants and their beneficiaries are unsecured general creditors of the Company with no special or prior right to any Company assets for payment of any obligation under the plans.

Executive Employment Agreements

The Company entered into employment agreements with Mr. Hammergren and Mr. Julian which provide for the employment term, compensation and benefits payable during the agreement term, as well as specified payments in the case of employment termination. Both agreements provide that the executives will participate in all compensation and fringe benefit programs made available to all executive officers. These employment agreements were most recently amended in November 2008, primarily to ensure that post-employment payments and benefits under the agreements comply with IRC Section 409A.

The descriptions that follow are qualified in their entirety by the agreements themselves, which have been included as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, as filed with the SEC on October 29, 2008.

Mr. John H. Hammergren

The Company first entered into a three-year employment agreement with John H. Hammergren, effective January 31, 1996, as corporate vice president and president of McKesson Health Systems (“1996 Employment Agreement”). The terms of that agreement were based in part on certain compensation elements provided to Mr. Hammergren by his previous employer and offered to him as inducement to accept our offer of employment.

The Company later entered into an Amended and Restated Employment Agreement with Mr. Hammergren, initially effective June 21, 1999, and as amended on April 1, 2004, November 1, 2006 and November 1, 2008 (“Hammergren Agreement”), which continues to be operative in his current role as Chairman, President and Chief Executive Officer. These subsequent versions of the Hammergren Agreement consist in large measure of compensation elements and terms that existed in the 1996 Employment Agreement, or terms provided to his predecessor as Chairman, President and Chief Executive Officer.

On March 27, 2012, Mr. Hammergren delivered to Alton F. Irby III, the Chairman of the Compensation Committee, a letter relinquishing his right under his employment agreement to be paid a golden parachute tax gross-up and the right to have his change in control-related cash severance calculated as the product of 2.99 times his “base amount” (as defined in IRC Section 280G), leaving in place the alternative cash severance formulation of a lump sum equal to three years’ salary continuation and MIP participation. The relinquishment of these rights represents a substantial reduction in the benefits to which Mr. Hammergren would be entitled if he incurred a qualifying termination of employment in connection with a change in control.

The Hammergren Agreement renews automatically, so the remaining term is always three years. The Hammergren Agreement provides for an annual base salary of at least $1,580,000 effective November 1, 2008 and such additional incentive compensation, if any, as may be determined by the Board or any duly authorized committee. Incentive compensation awarded to Mr. Hammergren under the MIP is calculated using an individual target award of not less than 150% of his base salary. Mr. Hammergren is entitled to receive all other benefits generally available to other members of the Company’s management, and those benefits for which key executives are or become eligible.

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The agreement provides that if the Company terminates Mr. Hammergren without “Cause” or he terminates for “Good Reason” (both as defined in the Hammergren Agreement, and described below under “Definition of Cause” and “Definition of Good Reason”) and he remains in compliance with his post-employment non-disclosure and non-solicitation restrictions, he will be entitled to receive the following: (A) payment of his final monthly base salary for, and MIP awards whose performance periods end during, the remainder of the term of the Hammergren Agreement (“Severance Period”), with the MIP individual modifier equal to his average MIP individual modifier over the prior three years; (B) lifetime medical benefits and financial counseling program, as well as lifetime office space and secretarial support; (C) continued accrual and vesting of his rights and benefits under the Executive Survivor Benefits Plan (“ESBP”) and the EBRP for the Severance Period, calculated: (i) as though he was eligible for Approved Retirement benefits, commencing on the expiration of the Hammergren Agreement; and (ii) for the EBRP benefit only, on the basis of his receiving a benefit equal to 60% of his “Average Final Compensation,” as specified in the Hammergren Agreement, increased by 1.5% for each year of completed service from April 1, 2004 through the end of the Severance Period (subject to a maximum of 75%), without any reduction for early retirement; (D) accelerated vesting of stock options and restricted stock, subject to certain forfeiture and repayment provisions; (E) continued participation in pro-rata awards under the LTIP for the remainder of the Severance Period; and (F) for purposes of DCAP III and the 1994 Stock Option and Restricted Stock Plan (or any similar plan or arrangement), his termination will be deemed to have occurred as if he qualified as a retiree.

Payments that are required to be delayed for “specified employees” under IRC Section 409A will be delayed following a separation from service. Any payments delayed as a result of such compliance will accrue interest at a rate determined in advance by the Compensation Committee, as in effect on the date of separation. The current rate for this purpose is the interest rate applicable to amounts deferred prior to January 1, 2010 under DCAP III (“DCAP Rate”).

If Mr. Hammergren’s employment is terminated within six months preceding, or within two years following, a “Change in Control” as defined in his employment agreement and described below under “Definition of Change in Control,” he will receive a lump-sum payment calculated in accordance with the provision described in clause (A) of the preceding paragraph and he will continue to receive all of the other severance benefits described in the preceding paragraph. Mr. Hammergren’s EBRP payment will be calculated as provided in clause (C) above. However, the EBRP benefit is subject to a minimum threshold of the amount that he would have received for an Approved Retirement EBRP benefit under the plan in existence on April 1, 2004 and as provided in his prior employment agreement (“Minimum Lump-Sum Payment”). The Change in Control severance payment and payment of his benefit under the EBRP may be delayed following his separation from service to comply with IRC Section 409A. Any payments delayed as a result of such compliance will accrue interest at the DCAP Rate.

If Mr. Hammergren voluntarily terminates employment for other than “Good Reason” after the close of the fiscal year in which he has attained at least age 55 and has completed 15 years of continuous service in one or more of the following positions: Executive Chairman of the Board, Chief Executive Officer and/or co-Chief Executive Officer, upon retirement he will be entitled to receive the following: (i)  the benefits set forth in clauses (B) and (F) above; (ii) an Approved Retirement under the EBRP commencing on the expiration of the Hammergren Agreement, calculated on the basis of his receiving a benefit equal to 60% of his Average Final Compensation and increased by 1.5% for each year of completed service from April 1, 2004, through the end of his resignation (subject to a maximum of 75%), without any reduction for early retirement and subject to the Minimum Lump-Sum Payment under the EBRP; and (iii) the continued vesting of his equity compensation, the full term to exercise his outstanding stock options, continued participation in the LTIP and the MIP with the individual modifier equal to the average individual modifier over the prior three years and the cash equivalent of PeRSUs granted under the Company’s 2005 Stock Plan (or successor plans) for the performance periods that begin prior to, but end after, his retirement. Receipt of these added benefits is conditioned on Mr. Hammergren providing advance notice of his intent to retire and the Board either electing or approving by resolution his successor as Chief Executive Officer or approving a plan of succession. Mr. Hammergren will forfeit the aforementioned benefits if he breaches his obligations to the Company after his retirement, as set forth in Section 6 of the Hammergren Agreement, which includes confidentiality and non-solicitation obligations.

If Mr. Hammergren voluntarily terminates his employment with the Company other than for Good Reason (other than under the circumstances described above), he will be entitled to receive the benefits set forth in clauses (B) and (F) above and the EBRP benefit described in the previous paragraph.

If Mr. Hammergren is prevented from carrying out his duties and responsibilities due to disability, he will continue to receive his then-current salary for the period of his disability or, if less, a period of twelve months. At the end of that period, Mr. Hammergren will be eligible to receive his benefits under the EBRP, calculated on the basis of his achieving Approved Retirement at the rate of 60% of his Average Final Compensation and increased by 1.5% for each year of completed service from April 1, 2004 through the time of his disability (subject to a maximum of 75%), without any reduction for early retirement and subject to the Minimum Lump-Sum Payment under the EBRP.

If Mr. Hammergren’s employment is terminated for Cause, the Company’s obligations under the Hammergren Agreement cease and terminate. Any rights he may have under the Company’s benefit plans will be determined solely in accordance with the express terms of those plans.

If Mr. Hammergren dies during the term of his agreement, the Company will continue to pay his salary to his surviving spouse or designee for a period of six months. The Company will also pay to his spouse or designee his benefits under the EBRP, calculated on the basis of his receiving an Approved Retirement, at the rate of 60% of his Average Final Compensation and increased by 1.5% for each year of completed service from April 1, 2004 until his death (subject to a maximum of 75%), without any reduction for early retirement and subject to the Minimum Lump-Sum Payment under the EBRP.

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The Hammergren Agreement provides that, for a period of at least two years following the termination of his employment with the Company, Mr. Hammergren may not solicit or hire employees or solicit competitive business from any person or entity that was a customer of the Company within the two years prior to his termination. In addition, he is forever prohibited from using or disclosing any of the Company’s Confidential Information, as defined in the Hammergren Agreement.

Mr. Paul C. Julian

The Company entered into an employment agreement with Paul C. Julian effective August 1, 1999, which was amended and restated effective April 1, 2004, November 1, 2006 and November 1, 2008 (“Julian Agreement”). The Julian Agreement provides that the Company will continue to employ Mr. Julian as Executive Vice President and Group President, or in such other executive capacities as may be specified by our CEO, for an initial three-year term with automatic one-year extensions commencing on November 1, 2012 and on each November 1 thereafter.

The Julian Agreement provides for an annual base salary of at least $986,000 effective November 1, 2008 and such additional incentive compensation, if any, as may be determined by the Compensation Committee. Any incentive compensation awarded to Mr. Julian under the MIP shall be calculated using an individual target award of 110% of his base salary. Mr. Julian also shall receive all other benefits generally available to other members of the Company’s management and those benefits for which key executives are or become eligible.

The agreement provides that if the Company terminates Mr. Julian without “Cause,” or he terminates for “Good Reason” (both as defined in the Julian Agreement and described below under “Definition of Cause” and “Definition of Good Reason”), the Company shall: (A) continue his then monthly base salary, reduced by any compensation he receives from a subsequent employer, for the remainder of the term; (B) consider him for a prorated bonus under the MIP for the fiscal year in which termination occurs; (C) continue his medical benefits or provide comparable coverage until the expiration of the term; and (D) continue the accrual and vesting of his rights, benefits and existing awards for the remainder of the term of his agreement for purposes of the ESBP and the Company’s equity compensation plans; and (E) calculate his EBRP benefit as if he continued employment until the end of the term. Any of these payments or benefits that are required to be delayed for “specified employees” under IRC Section 409A will be delayed following his separation from service. Certain payments delayed as a result of such compliance will accrue interest at the DCAP Rate.

If Mr. Julian’s employment is terminated within six months preceding, or within two years following, a Change in Control (as defined in his agreement and described below under “Definition of Change in Control”), he will receive a lump-sum payment in lieu of the salary and incentive payments described in subsections (A) and (B) above and will continue to receive all of the other severance benefits described in the preceding paragraph. This lump-sum payment will be equal to 2.99 multiplied by his “Earnings,” as described below in the “Change in Control Policy” narrative.

If the benefits received by Mr. Julian under his agreement are subject to the excise tax provision set forth in Section 4999 of the IRC, the Company will provide him with a full gross-up payment to cover any excise taxes and interest imposed on “excess parachute payments” as defined in IRC Section 280G. The Change in Control severance payment, payment of his benefit under the EBRP and his tax gross-up payment may be delayed following his separation from service to comply with IRC Section 409A. Any payments delayed as a result of such compliance will accrue interest at the DCAP Rate.

If Mr. Julian is prevented from carrying out his duties and responsibilities due to disability, he will continue to receive his then-current salary for the period of his disability or, if less, twelve months. If Mr. Julian’s employment with the Company is terminated by his death, the Company will continue to pay his salary to his surviving spouse or designee for a period of six months.

If Mr. Julian’s employment is terminated for Cause, the Company’s obligations under his agreement cease and terminate. Any rights he may have under the Company’s benefit plans will be determined solely in accordance with the express terms of those plans.

The Julian Agreement provides that, for a period of at least two years following the termination of his employment with the Company, Mr. Julian may not solicit or hire employees or solicit competitive business from any person or entity that was a customer of the Company within the three years prior to his termination. In addition, he is forever prohibited from using or disclosing any of the Company’s Confidential Information as defined in the Julian Agreement.

Executive Severance Policy

The Severance Policy for Executive Employees, as amended and restated on April 23, 2013 (“Executive Severance Policy”), applies in the event an executive officer is terminated by the Company for reasons other than for “Cause,” as described below in “Definition of Cause,” and the termination is not covered by the Company’s CIC Policy as described below.

The benefit payable to participants under the Executive Severance Policy is the sum of 12 months’ base salary plus one month’s base salary per year of service, up to the lesser of (i) 24 months and (ii) the number of months until the participant turns age 62. Benefits under this plan are paid over time and are reduced or eliminated by any income the executive receives from subsequent employers during the severance payment period. Participants must execute a general release of the Company and its affiliates in order to receive severance benefits. A terminated executive who is receiving payments under the terms of an employment agreement he or she may have with the Company is not entitled to receive additional payments under the Executive Severance Policy.

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Commencement of payments under the Executive Severance Policy may be delayed following a participant’s separation from service to comply with IRC Section 409A. Any payments delayed as a result of such compliance will accrue interest at the DCAP Rate until paid. Pursuant to the Executive Severance Policy, the Company will seek stockholder approval for any future arrangement with a participant in the plan that would provide for severance pay and benefits having a present value exceeding 2.99 times the sum of the executive’s base salary and target bonus.

Change in Control Policy

The Change in Control Policy for Selected Executive Employees, amended and restated on October 26, 2010 (“CIC Policy”), provides severance payments to employees of the Company (including executive officers) selected annually for participation in the Compensation Committee’s discretion. Payments under the CIC Policy are paid only upon a qualifying separation from service that occurs within six months prior to, or 24 months following, a “Change in Control” (as defined in the policy and described below in “Definition of a Change in Control”). Under the CIC Policy, a qualifying separation from service is one that is by the Company without “Cause” (as defined in the policy) and either proximate to or instigated by the party involved in, or otherwise in connection with, the Change in Control, or one that is initiated by the participant for “Good Reason” (as defined in the policy).

The CIC Policy expands eligibility for benefits to a larger employee group than is eligible under the Executive Severance Policy, but like the Executive Severance Policy, it excludes participation by an executive who has an individual agreement with the Company providing for change in control benefits. Participants in the CIC Policy are designated by the Compensation Committee to participate in one of three tiers. Tier one participants (which would include any NEO participating in the CIC Policy) are entitled to a cash benefit equal to 2.99 times the participant’s “Earnings,” defined by the policy as the sum of (i) annual base salary plus (ii) the greater of (A) the participant’s target bonus under the MIP or (B) the average of the participant’s MIP award for the latest three years for which the participant was eligible to receive an award (or such lesser period of time during which the participant was eligible to receive an award).

CIC Policy participants are eligible for a full gross-up payment if benefits payable under the policy are subject to an excise tax under IRC Section 4999. If a tier one participant is covered by the EBRP, the participant’s straight-life annuity benefits under that plan will be calculated by adding three additional years of age and three additional years of service to the participant’s actual age and service. Tier one participants are eligible for three years of continued coverage under the Company’s medical plans (or plans providing comparable coverage) at no greater cost to the executive and Company-paid life insurance for three years. CIC Policy severance payments may be delayed following a participant’s separation from service to comply with IRC Section 409A. Any payments delayed as a result of such compliance will accrue interest at the DCAP Rate until paid.

Definition of a “Change in Control”

For purposes of the CIC Policy and Mr. Julian’s employment agreement, a “Change in Control” is defined as the occurrence of any change in ownership of the Company, a change in the effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company as defined in IRC Section 409A.

For purposes of Mr. Hammergren’s Agreement, a “Change in Control” of the Company is deemed to have occurred if any of the following events occur: (A) during any period of not more than 12 consecutive months, any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) excluding the Company or any of its affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company) is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; (B) during any period of not more than 12 consecutive months, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A), (C) or (D) of this paragraph) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

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Notwithstanding the foregoing, under the terms of Mr. Hammergren’s Agreement, no Change in Control is deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which, in the judgment of the Compensation Committee, the holders of the Company’s common stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions.

Definition of “Good Reason”

Both Mr. Hammergren and Mr. Julian have “Good Reason” to resign if any of the following actions are taken without their express written consent: (A) any material change by the Company in the executive officer’s functions, duties or responsibilities if that change would cause their position with the Company to become of less dignity, responsibility, or importance; (B) any reduction in the executive officer’s base salary, other than one in conjunction with an across-the-board reduction for all executive employees of the Company; (C) any material failure by the Company to comply with any of the provisions of the executive’s employment agreement; (D) relocation to an office more than 25 miles from the office at which the executive officer was based as of the effective date of the executive’s employment agreement; or (E) in the case of the Julian Agreement, in the event of a Change in Control, any change in the level of the officer within the Company to whom Mr. Julian reports as such level existed immediately prior to the Change in Control.

Under the Hammergren Agreement, the following additional actions constitute Good Reason: (i) termination of his obligation and right to report directly to the Board, but not if he ceases to serve as Chairman, unless such action is taken in conjunction with a Change in Control; (ii) the Board removes him as Chairman at or after a Change in Control (or prior to a Change in Control if at the request of any third party participating in or causing the Change in Control), unless such removal is required by then applicable law; (iii) a change in the majority of the members of the Board as it was construed immediately prior to the Change in Control; (iv) failure by the Company to obtain the express assumption of his agreement by any successor or assign of the Company; or (v) cancellation of the automatic renewal provision in his agreement. Any incapacity he may develop due to physical or mental illness will not affect his ability to resign for Good Reason.

Definition of “Cause”

Generally under the Company’s plans and programs, “Cause” means the executive’s willful misconduct and in some cases the executive’s negligent misconduct which in any case is injurious to the Company. The specific consequences of such behavior are reflected in the agreement or plan documents.

The Hammergren Agreement provides that the Company may generally terminate Mr. Hammergren’s employment if he: (i) willfully engages in misconduct that is demonstrably and materially injurious to the Company and its subsidiaries taken as a whole; (ii) engages in willful and material dishonesty involving the Company’s assets or those of any of its affiliated companies; or (iii) materially fails to comply with any of the provisions of his agreement. Before a termination for Cause may take effect, the Company must provide Mr. Hammergren with formal written notice after giving him the opportunity to be heard before the Board, give him a 15 day opportunity to cure his conduct, if appropriate, and have his termination confirmed by arbitration.

The Julian Agreement provides that the Company may terminate Mr. Julian’s employment for “Cause” under a definition that is similar, but not identical, to the Hammergren Agreement and provides Mr. Julian with the same procedural protections in the event of a termination for Cause.

Potential Payments upon Termination or Change in Control

The narrative and tables that follow describe potential payments and benefits our NEOs or their respective beneficiaries may receive under existing employment agreements, plans or arrangements for separation scenarios, including termination of employment or Change in Control. Unless otherwise noted, the amounts shown assume a March 31, 2013 separation date, reflect the total present value of the obligation and, where applicable, are calculated using the $107.96 closing price of the Company’s common stock on March 28, 2013, the last trading day of our fiscal year. Where the Company’s obligation is to provide services (i.e., provision for office and secretarial support), the discounted present value of the obligation is shown. These amounts are estimates only, as the actual obligation can only be determined at the time of actual separation from the Company.

The following tables show six termination events where an NEO, or the NEO’s beneficiary, may receive benefits: (i) death; (ii) disability; (iii) termination for Cause; (iv) voluntary termination; (v) involuntary termination not involving a change in control; and (vi) involuntary termination following a change in control. For both death and disability, the narrative and tabular disclosures include all benefits that may be provided to each NEO. Starting with involuntary termination, to avoid repetition, the narrative and tabular disclosures reflect only the incremental value that may be conveyed to each NEO. We are required to report the values below as if the NEO separated from service on March 31, 2013. For the Pension Benefits Table, we are required to report the values payable on a future date (the assumed retirement date) discounted to the pension benefit measurement date of March 31, 2013. This is why the $159 million EBRP value shown below for Mr. Hammergren in the hypothetical voluntary termination table differs from the $116 million reported in the 2013 Pension Benefits Table.

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The difference between these two amounts is attributable to a combination of factors. First, valuing his pension as a future benefit payable at age 56 and one month discounted to a present value as displayed in the 2013 Pension Benefits Table, rather than an immediate benefit payable on March 31, 2013 at age 54 and one month as displayed below, accounts for approximately $11 million of the difference. Second, valuing his pension as a future benefit using a 2.3% lump-sum interest rate and 2.12% discount rate as displayed in the 2013 Pension Benefits Table, rather than the 1% lump-sum interest rate used to calculate a current pension value below, accounts for approximately $26 million of the difference. Finally, the 2013 Pension Benefits Table does not include accrued interest on amounts delayed for six months as a result of compliance with IRC Section 409A, which accounts for $6 million of the remaining difference. These are estimated values which will vary significantly based on subsequent events, such as changes in our actuarial assumptions, PBGC and GATT lump-sum interest rate changes and changes in compensation used to calculate the pension benefits for our NEOs.

Additionally, the Pension Benefits Table amounts reflect current service, actual plan compensation through FY 2013 (FY 2013 MIP amounts are assumed to equal target amounts) and an assumed 2.3% lump-sum interest rate. The payment amounts below reflect current service, actual plan compensation through FY 2013 (FY 2013 MIP amounts on March 31, 2013 were estimated to pay out at 100% of target amounts), the NEO’s age on March 31, 2013 and the lump-sum conversion rate prescribed in the EBRP for a March 31, 2013 termination date.

Under the terms of his employment agreement, Mr. Hammergren is entitled to receive an unreduced pension benefit for a termination on March 31, 2013 other than for Cause. For purposes of the tables that follow, in accordance with the terms of the EBRP, Mr. Hammergren’s lump-sum pension benefit was computed as of March 31, 2013 using a 1% interest rate to determine the present value of a lump-sum distribution. Mr. Julian, due to his age and service, is also entitled to a lump-sum pension benefit computed using the same 1% rate. Since they are not retirement eligible but have vested EBRP benefits, the GATT lump-sum interest rate of 3.17% was used to determine the EBRP benefit for all other NEOs who participate in the EBRP. The determination of these benefits is more fully explained in the narrative following the 2013 Pension Benefits Table.

On January 20, 2010 the Company froze the Executive Survivor Benefits Plan (“ESBP”) to new participants. All of our NEOs participate in the ESBP, which provides a supplemental cash death benefit to the executive’s named beneficiary on a tax-neutral basis. Under the terms of the ESBP, beneficiaries will receive a cash death benefit of 300% of the executive’s annual base salary, up to a maximum of $2,000,000, if the executive dies while an active employee.

Participants in the ESBP are also entitled to post-employment coverage if they are granted “Approved Retirement.” A participant is eligible for Approved Retirement and is an “Approved Retiree” under the ESBP: (i) upon termination after age 62; (ii) for any involuntary termination after age 55 and completion of 15 years of service; (iii) with the approval of the Compensation Committee for any termination prior to (i) or (ii) above if the participant is at least age 55 and has completed five years of service; or (iv) as provided in a written employment agreement or at the Board’s discretion. However, the post-termination benefit conveyed to an Approved Retiree under the ESBP is reduced to 150% of the participant’s final annual base salary up to a maximum of $1,000,000. Under the terms of his employment agreement, Mr. Hammergren is entitled to Approved Retirement under the ESBP should his employment terminate for any reason other than for Cause.

In each of the tables below, a “-0-” indicates no monetary value is associated with the benefit, while a “—” indicates the NEO is not entitled to the benefit.

Benefits and Payments upon Death

In the event of death, employees receive accelerated vesting of their outstanding equity awards, prorated MIP awards and prorated LTIP awards for any LTIP performance period that is at least 50% complete. Prorated MIP and LTIP payments are made at the end of the performance period when payments are made to other plan participants. Vested stock options remain exercisable for three years, subject to expiration of the option term.

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The table below reflects the benefits payable in the event of death of our NEOs effective March 31, 2013:

Name	Salary Continuation to Spouse or Designee ($)(1)	Value of Option Acceleration ($)(2)	Value of Stock Acceleration ($)(2)	MIP ($)(3)	LTIP ($)(4)	Cash Death Benefit (ESBP) ($)(5)	Executive Pension (EBRP) ($)(6)
John H. Hammergren	840,000	30,074,923	85,876,782	3,742,200	9,522,000	3,311,258	129,334,742
Jeffrey C. Campbell	—	10,917,088	30,840,717	1,095,730	2,380,500	3,819,214	11,200,392
Paul C. Julian	532,500	16,698,588	47,516,435	1,739,678	4,849,167	3,494,732	23,924,018
Laureen E. Seeger	—	6,884,293	18,480,593	733,471	1,410,667	3,819,214	8,933,851
Patrick J. Blake	—	5,399,070	12,616,422	700,861	1,410,667	3,819,214	—

(1)

Amounts shown represent six months of base salary as of March 31, 2013, payable in accordance with the terms of the NEO’s employment agreement.

(2)

Amounts shown represent the value of unvested stock options and RSUs as of March 31, 2013. The value shown for option acceleration is the difference between the option exercise price and $107.96, the closing price of the Company’s common stock on March 28, 2013, the last trading day of our fiscal year. Beneficiaries have the earlier of three years or the option expiration date to exercise vested stock options. For more information on unvested equity awards held by our NEOs, refer to the 2013 Outstanding Equity Awards Table above.

(3)

Amounts shown represent actual MIP payouts for FY 2013 as reported in the 2013 Summary Compensation Table. However, in the event of death, each NEO would receive a prorated MIP award reflecting the amount earned through the month of death.

(4)

Amounts shown represent actual LTIP payouts for FY 2011 — FY 2013 as reported in the 2013 Summary Compensation Table and a pro-rata portion (66.7%) of the FY 2012 – FY 2014 LTIP target award. However, in the event of death, each NEO would receive a prorated LTIP target award reflecting the amount earned through the month of death for any performance period that is at least 50% complete.

(5)

Amounts shown represent 300% of the NEO’s annual base salary, up to a maximum of $2,000,000, on a tax-neutral basis.

(6)

Amounts shown represent the present value of lump-sum pension benefits payable to surviving spouses or designees. The following assumptions were used to determine the present value of benefit amounts: (i) the surviving spouse or designee is the same age as the NEO; (ii) participant was granted Approved Retirement on the day before death; and (iii) if married, participant elected to receive benefits in the actuarially reduced form of a joint and 100% survivor annuity.

Benefits and Payments upon Termination Due to Disability

In the event that employment terminates due to permanent and total disability, employees receive accelerated vesting of their outstanding equity awards, prorated MIP awards and prorated LTIP awards for any LTIP performance period that is at least 50% complete. MIP and LTIP payments are made at the end of the performance period when payments are made to other plan participants. With respect to our NEOs, a termination due to disability does not occur until the first anniversary of the date the executive is unable to perform services.

The table below reflects the benefits payable in the event of termination due to disability effective March 31, 2013, which for purposes of this presentation is considered to be a “voluntary termination” under Mr. Hammergren’s and Mr. Julian’s employment agreements and the Executive Severance Policy for Mr. Campbell, Ms. Seeger and Mr. Blake:

Name	Medical ($)(1)	Office and Secretary ($)(1)	Financial Counseling ($)(1)	Value of Option Acceleration ($)(2)	Value of Stock Acceleration ($)(2)	MIP ($)(3)	LTIP ($)(4)	Cash Death Benefit (ESBP) ($)(5)	Executive Pension (EBRP) ($)(6)
John H. Hammergren	1,410,549	2,212,794	323,659	30,074,923	85,876,782	3,742,200	9,522,000	1,655,629	152,551,210
Jeffrey C. Campbell	—	—	—	10,917,088	30,840,717	1,095,730	2,380,500	—	2,920,106
Paul C. Julian	—	—	—	16,698,588	47,516,435	1,739,678	4,849,167	—	28,388,875
Laureen E. Seeger	—	—	—	6,884,293	18,480,593	733,471	1,410,667	—	3,127,774
Patrick J. Blake	—	—	—	5,399,070	12,616,422	700,861	1,410,667	—	—

(1)

Mr. Hammergren’s employment agreement provides for lifetime post-employment medical coverage, office and secretary and financial counseling. The following assumptions were used to determine the present value of benefit amounts:

•

Medical: a monthly full family (COBRA) rate together with dental and vision of $2,005, increased by a multiple for higher expected claims due to disability; a future value discount rate of 3.84%; a pre-Medicare health care trend of 7.50%, grading down 0.25% per year to an ultimate trend rate of 5.0%; a post-Medicare health care trend of 7.00% grading down 0.25% per year to an ultimate trend rate of 5.0%; and the RP2000 Disabled Retiree Mortality Table projected with scale AA to 2013.

•

Office and Secretary, Financial Counseling: an annual cost of $135,321 for office and secretary and $19,793 for financial counseling; a 5.0% trend rate for cost appreciation and a future value discount rate of 4.07%; a utilization rate of 100% to age 67, gradually decreasing until age 99, after which it is zero; and the RP2000 Disabled Retiree Mortality Table projected with scale AA to 2013.

(2)

Amounts shown represent the value of unvested stock options and RSUs as of March 31, 2013. The value shown under option acceleration is the difference between the option exercise price and $107.96, the closing price of the Company’s common stock on March 28, 2013, the last trading day of our fiscal year. Employees or their beneficiaries have the earlier of three years or the option expiration date to exercise vested stock options. For more information on the unvested equity awards held by our NEOs, refer to the 2013 Outstanding Equity Awards Table above.

(3)

Amounts shown represent actual MIP payouts for FY 2013 as reported in the 2013 Summary Compensation Table. However, in the event of disability, each NEO would receive a prorated MIP award reflecting the amount earned through the month of disability.

(4)

Amounts shown represent actual LTIP payouts for FY 2011 — FY 2013 as reported in the 2013 Summary Compensation Table and a pro-rata portion (66.7%) of the FY 2012 – FY 2014 LTIP target award. However, in the event of disability, each NEO would receive a prorated LTIP target award reflecting the amount earned through the month of disability for any performance period that is at least 50% complete.

(5)

As an Approved Retiree under the ESBP, Mr. Hammergren is eligible for a post-employment benefit of $1,000,000 on a tax-neutral basis.

(6)

All of our NEOs, except for Mr. Blake, have vested EBRP benefits. Under the terms of their employment agreements, Mr. Hammergren is entitled to an Approved Retirement benefit and Mr. Julian is entitled to an Early Retirement benefit.

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Termination for Cause

If an NEO is terminated for Cause as described above under “Definition of Cause,” or as defined in the Company’s contracts, plans or policies, all obligations or commitments to the NEO are cancelled or voided, including outstanding equity grants, vested stock options, MIP and LTIP awards and EBRP benefits. However, payments such as accrued but unpaid salary and paid time off will be made as required by federal and state laws.

Benefits and Payments upon Voluntary Termination

If an NEO terminates voluntarily (or for Mr. Hammergren and Mr. Julian, for other than for Good Reason), all unvested equity is cancelled. MIP and LTIP awards are cancelled and/or prorated depending on the employee’s age plus service. Employees whose age plus service equals 65 (“65 points”) are entitled to prorated MIP and LTIP awards. NEOs with at least 65 points would receive a prorated LTIP award, reflecting the amount earned through the month of voluntary termination, for any performance period that is at least 50% complete. Under our equity plans, all employee participants with at least 65 points have three years to exercise vested stock options, subject to expiration of the option term. Among our NEOs, Mr. Hammergren, Mr. Julian and Mr. Blake had 65 points on March 31, 2013.

As in the case of termination due to disability and as more fully described in the narrative accompanying the 2013 Pension Benefits Table, in the event of a voluntary termination, Mr. Hammergren is entitled to Approved Retirement benefits under the EBRP. He is entitled to a lump-sum payment based on the conversion of an immediate unreduced pension reflecting his age, years of service and compensation history. Approved Retiree status also extends the ESBP coverage into retirement at a level of 150% of final annual base salary, up to a maximum of $1,000,000, on a tax-neutral basis. Under the terms of his employment agreement, Mr. Hammergren is entitled to lifetime medical coverage, office and secretary and financial counseling.

The table below reflects the benefits payable in the event of a voluntary termination effective March 31, 2013:

Name	Medical ($)(1)	Office and Secretary ($)(1)	Financial Counseling ($)(1)	MIP ($)(2)	LTIP ($)(3)	Cash Death Benefit (ESBP) ($)(4)	Executive Pension (EBRP) ($)(5)
John H. Hammergren	880,879	3,089,220	451,851	3,742,200	9,522,000	1,655,629	158,653,258
Jeffrey C. Campbell	—	—	—	—	—	—	2,920,106
Paul C. Julian	—	—	—	1,739,678	4,849,167	—	29,524,430
Laureen E. Seeger	—	—	—	—	—	—	3,127,774
Patrick J. Blake	—	—	—	700,861	1,410,667	—	—

(1)

Mr. Hammergren’s employment agreement provides for lifetime post-employment medical coverage, office and secretary and financial counseling. The following assumptions were used to determine the present value of benefit amounts:

•

Medical: a monthly full family (COBRA) rate, together with dental and vision of $2,005, a future value discount rate of 3.84%; a pre-Medicare health care trend of 7.50%, grading down 0.25% per year to an ultimate trend rate of 5.0%; a post-Medicare health care trend of 7.00%, grading down 0.25% per year to an ultimate trend rate of 5.0%; and the RP2000 Healthy Retiree Mortality Table, projected with scale AA to 2020.

•

Office and Secretary, Financial Counseling: an annual cost of $135,321 for office and secretary and $19,793 for financial counseling; a 5.0% trend rate for cost appreciation and a future value discount rate of 4.07%; a utilization rate of 100% to age 67, gradually decreasing until age 99, after which it is zero; and the RP2000 Healthy Retiree Mortality Table, projected with scale AA to 2020.

(2)

Amounts shown represent actual MIP payouts for FY 2013 as reported in the 2013 Summary Compensation Table. Mr. Hammergren, Mr. Julian and Mr. Blake have “Retiree” status under the MIP and are entitled to MIP awards, since they had 65 points as of March 31, 2013.

(3)

Mr. Hammergren, Mr. Julian and Mr. Blake have “Retiree” status under the LTIP and are entitled to prorated LTIP awards, since they had 65 points as of March 31, 2013. Amounts shown represent actual LTIP payouts for FY 2011 – FY 2013 as reported in the 2013 Summary Compensation Table and pro-rata portions (66.7%) of the FY 2012 – FY 2014 LTIP target awards.

(4)

As an Approved Retiree under the ESBP, Mr. Hammergren is eligible for a post-employment benefit of $1,000,000 on a tax-neutral basis.

(5)

All of our NEOs, except Mr. Blake, have vested EBRP benefits. Under the terms of their employment agreements, Mr. Hammergren is entitled to an Approved Retirement benefit and Mr. Julian is entitled to an Early Retirement benefit. Amounts shown for Mr. Hammergren and Mr. Julian include six months’ interest accrued at the DCAP Rate, since payment of vested benefits would be delayed six months to comply with IRC Section 409A.

Incremental Benefits and Payments upon Involuntary Termination or Voluntary Termination for Good Reason

The Executive Severance Policy covers employees nominated by management and approved by the Compensation Committee. Our NEOs without employment agreements are covered by this policy. The Executive Severance Policy is described above in the section entitled “Executive Employment Agreements.”

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Mr. Hammergren and Mr. Julian are entitled to severance benefits upon involuntary termination without Cause, or for voluntary termination for Good Reason as described above in “Executive Employment Agreements.” Mr. Hammergren’s agreement provides for accelerated vesting of all outstanding equity grants. Additionally, he maintains his status as an active employee under the EBRP and ESBP and continues his participation in outstanding LTIP performance periods for the duration of his “Severance Period,” as defined in his employment agreement. Mr. Julian’s agreement provides for continued vesting of outstanding equity grants for the remaining term of his employment agreement.

The table below reflects the incremental benefits payable, in addition to the amounts in the table above, in the event of an involuntary termination other than for Cause, and with respect to Mr. Hammergren and Mr. Julian, in the event of a voluntary termination for Good Reason effective March 31, 2013:

Name	Salary Continuation/ Severance ($)(1)	Medical ($)(2)	Office and Secretary ($)	Financial Counseling ($)	Value of Option Acceleration ($)(3)	Value of Stock Acceleration ($)(3)	MIP ($)(4)	LTIP ($)(5)	Cash Death Benefit (ESBP) ($)(6)	Executive Pension (EBRP) ($)(7)
John H. Hammergren	5,060,160	-0-	-0-	-0-	30,074,923	85,876,782	11,088,000	855,000	-0-	3,240,785
Jeffrey C. Campbell	1,520,606	—	—	—	—	—	—	—	—	-0-
Paul C. Julian	2,764,030	21,419	—	—	15,843,888	47,516,435	-0-	-0-	1,747,366	5,770,451
Laureen E. Seeger	1,380,232	—	—	—	—	—	—	—	—	-0-
Patrick J. Blake	1,376,208	—	—	—	—	—	—	—	—	—

(1)

Amounts shown represent the following: (i) for Mr. Hammergren and Mr. Julian, salary continuation as provided under their respective employment agreements; (ii) for Mr. Campbell, Ms. Seeger and Mr. Blake, severance as provided under the Executive Severance Policy; and (iii) for all NEOs, six months’ interest accrued at the DCAP Rate, since payment of vested benefits would be delayed six months to comply with IRC Section 409A.

(2)

Mr. Julian’s employment agreement provides for medical coverage for the remaining term of his employment agreement as of March 31, 2013. The amount shown represents the monthly individual (COBRA) rate for 31 months.

(3)

Mr. Hammergren’s employment agreement provides for acceleration of unvested stock options and RSUs. The amount shown under option acceleration is the difference between the option exercise price and $107.96, the closing price of the Company’s common stock on March 28, 2013, the last trading day of our fiscal year. Mr. Hammergren has the earlier of three years or the option expiration date to exercise vested stock options. Mr. Julian’s employment agreement provides for continued vesting of outstanding equity awards. The amount shown represents the additional vesting that will occur for the remaining term of his employment agreement. For more information on the unvested equity awards held by our NEOs, refer to the 2013 Outstanding Equity Awards Table above.

(4)

Mr. Hammergren’s and Mr. Julian’s employment agreements provide for continued participation in the MIP. Amounts shown represent the following: (i) for Mr. Hammergren, actual MIP payout for FY 2013 as reported in the 2013 Summary Compensation Table plus three years of FY 2013 MIP opportunity paid at target; and (ii) for Mr. Julian, actual MIP payout for FY 2013 as reported in the 2013 Summary Compensation Table.

(5)

Mr. Hammergren’s employment agreement provides for continued participation in the LTIP. The amount shown for Mr. Hammergren represents the LTIP payout for FY 2011 — FY 2013 as reported in the 2013 Summary Compensation Table, as well as pro-rata portions, 66.7% of the FY 2012 – FY 2014 LTIP target award and 33.3% of the FY 2013 – FY 2015 LTIP target award.

(6)

As an Approved Retiree under the ESBP, Mr. Julian is eligible for a post-employment benefit of $1,000,000 on a tax-neutral basis.

(7)

Mr. Hammergren’s and Mr. Julian’s employment agreements provide for additional service credits for the remaining terms of their employment agreements. Amounts shown also include six months’ interest accrued at the DCAP Rate, since payment of vested benefits would be delayed six months to comply with IRC Section 409A. All of our NEOs, except Mr. Blake, have vested EBRP benefits. Under the terms of their employment agreements, Mr. Hammergren is entitled to an Approved Retirement benefit and Mr. Julian is entitled to an Early Retirement benefit.

Incremental Benefits and Payments upon Involuntary Termination in Conjunction with a Change in Control

The CIC Policy provides severance benefits to employees nominated by management and approved by the Compensation Committee. Our NEOs without employment agreements are covered by this policy. A detailed discussion of our CIC policy is provided above at “Executive Employment Agreements.”

Upon termination in conjunction with a Change in Control, the 2005 Stock Plan and applicable award agreements provide for accelerated vesting of outstanding unvested equity awards. The MIP provides for payment after the end of the fiscal year in which a Change in Control occurs, equal to the greatest of (i) the target award; (ii) the award payable based on actual performance; or (iii) the average award payable to the participant for the prior three years. This MIP award is also payable if the participant’s employment is involuntarily terminated within 12 months after a Change in Control. The LTIP and applicable award agreements provide for payout of outstanding awards upon an involuntary termination in conjunction with a Change in Control. The LTIP payout is calculated based on achievement against performance measures through the last completed fiscal year.

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The table below reflects the incremental benefits payable, in addition to the amounts in the two previous tables, in the event of an involuntary termination in conjunction with a Change in Control effective March 31, 2013:

Name	Gross- Up ($)(1)	Severance ($)(1)	Medical ($)(2)	Office and Secretary ($)	Financial Counseling ($)	Value of Option Acceleration ($)(3)	Value of Stock Acceleration ($)(3)	MIP ($)(1)(4)	LTIP ($)(5)	Cash Death Benefit (ESBP) ($)	Executive Pension (EBRP) ($)(6)
John H. Hammergren	—	11,712,960	-0-	-0-	-0-	-0-	-0-	(10,457,160)	2,610,000	-0-	-0-
Jeffrey C. Campbell	-0-	5,388,074	73,405	—	—	10,917,088	30,840,717	1,095,730	3,246,500	—	2,303,059
Paul C. Julian	-0-	7,267,264	3,455	—	—	854,700	-0-	-0-	1,764,333	-0-	2,014,414
Laureen E. Seeger	-0-	3,489,173	44,393	—	—	6,884,293	18,480,593	733,471	1,924,000	—	1,940,442
Patrick J. Blake	-0-	3,469,720	63,230	—	—	5,399,070	12,616,422	-0-	513,333	—	—

(1)

Except for Mr. Hammergren, amounts shown are incremental tax-neutral amounts which include six months’ interest accrued at the DCAP Rate, since severance payments would be delayed six months to comply with IRC Section 409A. Mr. Hammergren relinquished his right to an excise tax gross-up on March 27, 2012. In the event of an involuntary termination in conjunction with a Change in Control, Mr. Hammergren would receive a lump-sum cash severance payment equal to the amount payable in the event of an involuntary termination absent a Change in Control. For the other NEOs covered by the CIC Policy and Mr. Julian who is covered by an employment agreement, amounts shown represent 2.99 times the sum of annual base salary, plus the greater of a target MIP award or the average actual MIP payment over the last three fiscal years.

(2)

Amounts shown represent the post-employment medical coverage to be provided in conjunction with a Change in Control.

(3)

Amounts shown represent the value of unvested stock options and RSUs as of March 31, 2013. The value shown under option acceleration is the difference between the option exercise price and $107.96, the closing price of the Company’s common stock on March 28, 2013, the last trading day of our fiscal year. Employees have the earlier of three years or the option expiration date to exercise vested stock options. For more information on unvested equity awards held by our NEOs, refer to the 2013 Outstanding Equity Awards Table above.

(4)

For Mr. Hammergren, the amount shown represents a reduction from the amount that would be payable in the event of an involuntary termination not for Cause or a voluntary termination for Good Reason, because the amount shown under “Severance” as described in footnote (1) above includes the estimated value of three years’ participation in the MIP. For Mr. Campbell, Ms. Seeger and Mr. Blake, amounts shown represent actual MIP payouts for FY 2013 as reported in the 2013 Summary Compensation Table. Mr. Julian’s employment agreement provides for continued participation in the MIP. The amount shown for Mr. Julian represents his actual MIP payout for FY 2013 as reported in the 2013 Summary Compensation Table.

(5)

For Mr. Hammergren, the amount shown represents the increase over his prorated LTIP payout in the event of an involuntary termination not for Cause or voluntary termination for Good Reason. For the other NEOs, amounts shown represent LTIP payouts at target.

(6)

For Mr. Campbell and Ms. Seeger, the CIC Policy provides for an additional three years of service credit in the determination of their EBRP benefits.

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ITEM 3.    Advisory Vote on Executive Compensation

Your Board recommends a vote “FOR” the approval of the compensation of our NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

As required by Exchange Act Section 14A, stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement (“NEOs”). This item, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2013 Summary Compensation Table and the other related tables and disclosure.”

Our Board recommends that you vote “FOR” this resolution because in FY 2013 McKesson once again outperformed the market and our compensation peer group and delivered superior returns to investors. Against this backdrop of sustained outperformance, our Board, the Compensation Committee and the executive team have continued to make substantial changes to our executive compensation program to moderate total pay levels and strengthen the alignment between pay and performance.

For more information about our program, including information about the FY 2013 compensation of our NEOs, please read the “Compensation Discussion and Analysis” that appears above. As we described in this section, we continue to make modifications to our executive compensation program, such as reducing our executive officers’ maximum opportunity under our LTIP by 33%. The Compensation Committee also established increasingly ambitious targets under our executive compensation program over the years, and recently expanded the mix of financial metrics in our incentive plans to include additional drivers of stockholder return. Finally, the grant date values of our NEOs’ equity awards have decreased each year since FY 2011. These changes reflect our continuing commitment to improve McKesson’s pay for performance alignment and to embrace contemporary compensation and governance best practices and investor feedback.

While the say on pay vote is advisory and therefore not binding on the Company, our Board and our Compensation Committee value the opinions of our stockholders, which we receive through a number of vehicles including the say on pay vote, and we carefully consider our stockholders’ concerns and opinions in evaluating our executive compensation program. We have determined that our stockholders should cast an advisory vote on the compensation of our NEOs on an annual basis. Unless this policy changes, the next advisory vote to approve, on an advisory, non-binding basis, the compensation of our NEOs will be at the 2014 Annual Meeting of Stockholders.

ITEM 4.    Approval of our 2013 Stock Plan

Your Board recommends a vote “FOR” approval of our 2013 Stock Plan.

We are asking our stockholders to approve the 2013 Stock Plan (“2013 Plan”), which the Board of Directors adopted on May 22, 2013, including an initial reserve of 30,000,000 shares of Company common stock. The purpose of the 2013 Plan is to provide stock-based compensation to our employees and the non-employee members of our Board so that we may effectively attract and retain the best available personnel, promote our success by motivating our employees and non-employee members of our Board to superior performance, and promote the close alignment of the interests of our employees, the non-employee members of our Board and our stockholders. If our stockholders approve the 2013 Plan, it will replace the 2005 Stock Plan, as amended and restated effective July 28, 2010 (“2005 Plan”), and no further awards will be made pursuant to that plan.

The aggregate number of shares reserved for issuance under the 2013 Plan will equal the sum of (i) 30,000,000 shares, (ii) the number of shares reserved but unissued under the 2005 Plan as of the effective date of the 2013 Plan, and (iii) the number of shares that become available for reuse under the 2005 Plan following the effective date of the 2013 Plan.

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Reasons for Seeking Stockholder Approval

We are seeking approval of the 2013 Plan in order, among other things, to: (i) comply with NYSE stock exchange rules requiring stockholder approval of equity compensation plans; (ii) allow the Compensation Committee to grant incentive stock options (“ISOs”) to employee participants in the 2013 Plan; and (iii) allow the Compensation Committee the ability to continue to grant stock awards intended to qualify as “performance-based compensation,” thereby preserving the Company’s tax deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended (“IRC”).

We use equity compensation as a key tool for the attraction and retention of the best available personnel. We anticipate that we will exhaust the current reserve of shares under the 2005 Plan before we would make our regular annual grants of equity awards in 2014.

As of the Record Date, approximately 2,749,971 shares remain available for issuance under the 2005 Plan. This figure takes into account the regular annual grants of stock options and restricted stock units (“RSUs”) that were approved by our Compensation Committee at its May 2013 meeting. Those May 2013 grants relate to an aggregate of approximately 1,937,986 shares of our common stock and include the grants to our NEOs, which are specified in our Compensation Discussion and Analysis at “Executive Officer Compensation Elements – Long-term Compensation.”

In addition, as of the Record Date, there were (i) 6,536,331 stock options outstanding under the Company’s equity compensation plans, excluding the 2000 Employee Stock Purchase Plan, having a weighted average exercise price of $73.37 and a weighted average remaining term of 4.32 years and (ii) 4,592,158 full-value awards outstanding under the Company’s equity compensation plans. Other than the foregoing, no other awards under the Company’s equity compensation plans were outstanding or available for grant as of the Record Date.

Calculation of Share Reserve for 2013 Plan

If our stockholders vote to approve the 2013 Plan at the Annual Meeting, approximately 32,749,971 shares of the Company’s common stock, which includes shares remaining for grant under the 2005 Plan, will be available for grants of equity awards on the meeting date, which shares constitute 14.3% of the shares of the Company’s common stock outstanding as of the Record Date.

In connection with the adoption of the 2013 Plan, we established an initial share reserve that we believe will be sufficient for at least three years. To assist with determining a share reserve for the 2013 Plan, management reviewed institutional stockholders’ guidelines as well as those of major proxy advisory services, and utilized subject matter experts to provide analysis. The calculation of the share reserve took into account, among other things, our stock price and volatility, institutional stockholders’ and proxy advisors’ standards for share burn rate and overhang in our industry, our seven-year stock option term, our proposed fungible share rate of 3.5:1 for full-share awards under the 2013 Plan, our expected rate of forfeitures and the effect of our share repurchase program. The analysis also took into account that equity awards are currently granted to fewer than 1% of our total employee population, and that stock options are awarded to approximately 50 employees only. The results of this analysis were presented to our Compensation Committee and our Board of Directors for their consideration of the requested share reserve.

Significant Historical Award Information

The following table shows certain key measurements of our use of stock-based incentives and how these measurements have changed over the past three fiscal years. The table demonstrates how we have reduced all of these factors notwithstanding significant share repurchases by the Company during the same period, which have the effect of reducing the total number of shares of Company common stock outstanding. Measuring from the end of FY 2010 through the end of FY 2013, there has been a 16% reduction in total Company common stock outstanding, yet we show a decreasing usage of shares.

Key Measurement	FY 2013	FY 2012	FY 2011
Net equity burn rate(1)	1.0%	1.1%	1.7%
Dilution(2)	8.0%	9.8%	11.2%
Overhang(3)	7.4%	9.0%	10.1%

(1)

Net equity burn rate is calculated by dividing (x) net share-based awards (actual grants less cancellations, terminations or forfeitures) for the fiscal year by (y) the total number of shares of Company common stock outstanding at the end of the fiscal year.

(2)

Dilution is calculated by dividing (x) the sum of (i) the number of shares subject to equity awards outstanding at the end of the fiscal year plus (ii) the number of shares available for future grants by (y) the number of shares outstanding at the end of the fiscal year.

(3)

Overhang is calculated by dividing (x) the sum of all share-based awards outstanding and available for grant as of the end of the fiscal year (“Total Awards”) by (y) the sum of the total number of shares of Company common stock outstanding as of the end of the fiscal year plus the Total Awards.

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Significant Features of the 2013 Plan

The aggregate number of shares reserved for issuance under the 2013 Plan will equal the sum of (i) 30,000,000 shares, (ii) the number of shares reserved but unissued under the 2005 Plan as of the effective date of the 2013 Plan, and (iii) the number of shares that become available for reuse under the 2005 Plan following the effective date of the 2013 Plan.

The 2013 Plan is substantially similar in many respects to the 2005 Plan:

•

The 2013 Plan is an “omnibus” plan that provides for a variety of equity and equity-based award vehicles. The 2013 Plan will allow for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and other share-based awards.

•

The Company uses “flexible share counting,” that is, for each share of stock issued in connection with a restricted stock award, restricted stock unit award, performance share or other similar full-share awards, the Company will reduce the number of shares available for future issuance by 3.5 shares, and for each share of stock issued in connection with an option or stock-settled stock appreciation right, by one share.

•

The individual limits on the number of shares that may be made subject to awards remain unchanged.

•

Repricing and option exchange programs are prohibited without stockholder approval.

•

Discounted options are prohibited.

•

Options and stock appreciation rights will have a maximum seven-year term.

•

Shares of common stock not issued or delivered as a result of the net exercise of a stock option or stock appreciation right, shares withheld to satisfy payment of taxes from the exercise of stock options or stock appreciation rights, and shares repurchased on the open market with proceeds from the exercise of stock options will not be returned to the share reserve.

•

Award agreements provide for “double-trigger” vesting of assumed or substituted awards upon a qualifying termination of employment in connection with a change in control.

•

Award agreements provide for forfeiture of awards and compensation clawbacks upon violation of restrictive covenants.

Your Board recommends a vote “FOR” this proposal.

2013 Plan Summary

The following summary description of the 2013 Plan is qualified in its entirety by reference to the provisions of the 2013 Plan itself, which is attached as Appendix B to our definitive proxy statement posted to the SEC’s website at www.sec.gov. A copy of the 2013 Plan is available to any of our stockholders upon request by: (1) writing to the Corporate Secretary, McKesson Corporation, One Post Street, 35rd Floor, San Francisco, CA 94104; (2) sending an e-mail to corporatesecretary@mckesson.com; or (3) calling the Corporate Secretary’s Office toll-free at (800) 826-9260.

Purpose of the 2013 Plan

The purpose of the 2013 Plan is to provide employees and non-employee directors of the Company and its affiliates the opportunity to receive equity-based, long-term incentives so that the Company may (i) effectively attract and retain the best available personnel, (ii) promote the success of the Company by motivating employees and directors to superior performance and (iii) align employee and director interests with the interests of the Company’s stockholders. The 2013 Plan is intended to replace the Company’s 2005 Plan. If the 2013 Plan is not approved, the 2005 Plan will continue to be available for grants to employees and non-employee directors until the share reserve is exhausted, which we currently anticipate would occur before our regular annual grants in May 2014.

2013 Plan Basics

Eligible participants:

Employees and directors of the Company and its affiliates are eligible to receive stock awards under the 2013 Plan, including all of our executive officers and directors. Historically, the Compensation Committee selects from approximately 2,500-3,000 employees for equity awards. Awards made to our non-employee directors are limited by the terms of the 2013 Plan. See “Non-employee director awards” below.

Types of awards:

The following types of awards may be granted under the 2013 Plan: incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance shares and other share-based awards. Other share-based awards may include the payment of cash based upon the performance of Company common stock.

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Share reserve:

Subject to capitalization adjustments, the aggregate number of shares reserved for issuance under the 2013 Plan will equal the sum of (i) 30,000,000 shares, (ii) the number of shares reserved but unissued under the 2005 Plan as of the effective date of the 2013 Plan and (iii) the number of shares that become available for reuse under the 2005 Plan following the effective date of the 2013 Plan.

Limitations:

For any one share of common stock issued in connection with a restricted stock award, restricted stock unit award, performance share or other full-share award, 3.5 shares will be deducted from the shares available for future grants.

Subject to capitalization adjustments, the maximum aggregate number of shares that may be subject to restricted stock awards, restricted stock units, performance shares or other share-based awards granted to a participant in any fiscal year is 500,000 and the maximum aggregate number of shares that may be subject to options or stock appreciation rights in any fiscal year is 1,000,000. Determinations made in respect of these limitations will be made in a manner consistent with IRC Section 162(m).

The maximum number of shares that may be made subject to ISOs during the term of the plan is 1,000,000.

Reuse of shares:

If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of shares to the participant, the shares of common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the 2013 Plan. Notwithstanding the foregoing, shares of common stock that are exchanged by a participant or withheld by the Company as full or partial payment in connection with the exercise or settlement of an option or stock appreciation right under the 2013 Plan, including the related tax obligations, will not be available for subsequent awards under the 2013 Plan, and notwithstanding that a stock appreciation right is settled by the delivery of a net number of shares of common stock, the full number of shares of common stock underlying such stock appreciation right will not be available for subsequent awards under the 2013 Plan. Shares repurchased on the open market with the proceeds of an exercise price will not again be made available for issuance under the 2013 Plan. In addition, (i) shares withheld by the Company to satisfy the tax obligations related to the vesting of a full value award will again be available for grants of awards under the 2013 Plan, (ii) to the extent an award is paid or settled in cash, the number of shares of common stock with respect to which such payment or settlement is made will again be available for grants of awards under the 2013 Plan and (iii) shares of common stock underlying awards that can only be settled in cash will not be counted against the aggregate number of shares of common stock available for awards under the 2013 Plan.

Effectiveness and term of the plan:

The Board adopted the 2013 Plan on May 22, 2013. The 2013 Plan became effective upon its adoption, subject to approval by the Company’s stockholders under this Proposal, and will terminate on May 22, 2023, unless it is earlier terminated by the Board.

Termination, suspension or amendment of the 2013 Plan:

The Board may, at any time, suspend or terminate the 2013 Plan and the Board or Compensation Committee may revise or amend it in any respect; provided that stockholder approval will be required for any such amendment if and to the extent such approval is required in order to comply with applicable law or a stock exchange listing requirement. No amendment may reduce a participant’s rights under any outstanding award without the consent of the participant.

Capitalization adjustments:

In the event that any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects our common shares, the administrator of the 2013 Plan will make such equitable adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares or other property, including cash, issued or issuable in connection with any awards granted under the 2013 Plan, (ii) the exercise, grant price or purchase price relating to any such award and (iii) the limitations described above; provided that, with respect to any incentive stock options, such adjustment will be made in accordance with IRC Section 424, and provided further that no such adjustment will cause any award which is, or becomes subject to, IRC Section 409A to fail to comply with the requirements of such section.

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Repricing and option exchange programs:	Not permitted without stockholder approval.
Paying cash for cancelling underwater options:	Not permitted.
Reload options:	Not permitted.

Options and Stock Appreciation Rights

Term:	No option or stock appreciation right will be exercisable more than seven years from the date of grant.
Exercise price:	Not less than 100% of the fair market value of the underlying stock on the date of grant.
Method of exercise:

Payment of the exercise price of an option in full in cash, or, if accepted by the administrator, (i) in shares already owned by the participant (including, without limitation, by attestation to the ownership of such shares), (ii) by the withholding and surrender of shares subject to the option (net exercise), (iii) broker-assisted cashless exercise or (iv) other legal consideration approved by the administrator.

Calculation of appreciation:

The amount payable on the exercise of a stock appreciation right will be equal to the excess of (i) the aggregate fair market value (on the date of exercise of the stock appreciation right) of a number of shares equal to the number of shares with respect to which the participant exercised such stock appreciation right on such date, over (ii) the exercise price of such stock appreciation right.

Dividend equivalents:	Not permitted.

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Restricted Stock Awards; Restricted Stock Unit Awards; Performance Shares; and Other Share-Based Awards

Purchase price:	Determined by the administrator at time of grant; may be zero.
Consideration:	Determined by the administrator at the time of grant; may be in any form permissible under applicable law.
Performance objectives:

The administrator may condition the grant or vesting of stock awards upon the attainment of one or more of the performance objectives listed below, or upon such other factors as the administrator may determine.

•

Cash flow

•

Cash flow from operations

•

Total earnings

•

Earnings per share, diluted or basic

•

Earnings per share from continuing operations, diluted or basic

•

Earnings before interest and taxes

•

Earnings before interest, taxes, depreciation and amortization

•

Earnings from operations

•

Net or gross sales

•

Market share

•

Economic value added

•

Cost of capital

•

Change in assets

•

Expense reduction levels

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Customer satisfaction

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Employee satisfaction

•

Total shareholder return

•

Net asset turnover

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Inventory turnover

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Capital expenditures

•

Net earnings

•

Operating earnings

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Gross or operating margin

•

Succession plan development and implementation

•

Debt

•

Working capital

•

Return on equity

•

Return on net assets

•

Return on total assets

•

Return on investment

•

Return on capital

•

Return on committed capital

•

Return on invested capital

•

Return on sales

•

Debt reduction

•

Productivity

•

Stock price

•

Average invested capital

•

Credit rating

•

Gross margin

•

Improvement in workforce diversity

•

Operating expenses

•

Operating expenses as a percentage of revenue

Performance objectives may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance objectives. In addition, performance objectives may be (but need not be) different from year to year, and different performance objectives may be applicable to different participants.

To the extent that stock awards (other than stock options and stock appreciation rights) are intended to qualify as “performance-based compensation” under IRC Section 162(m), the performance objectives will be one or more of the objectives listed above.

Adjustment of performance goals:

The administrator may adjust performance goals to prevent dilution or enlargement of awards as a result of extraordinary events or circumstances or to exclude the effects of extraordinary, unusual or nonrecurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction.

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Non-employee director awards:

Each director who is not an employee of the Company may be granted a restricted stock unit award on the date of each annual stockholders meeting for up to 5,000 shares (subject to adjustments for changes in capitalization) as determined by the Board. Each restricted stock unit award granted to a non-employee director will be fully vested on the date of grant and settled on the grant date. However, if the Company determines that the non-employee director will not satisfy the stock ownership guidelines then in effect for non-employee directors on the last day of the deferral election period applicable to such award under IRC Section 409A, the payment of any such shares is delayed until the director separates from service with the Company.

Dividend equivalents:

Other stock-based awards may be in the form of dividend equivalents. Dividend equivalents may be credited in respect of shares of common stock underlying restricted stock unit awards and any other share-based awards (except stock options and stock appreciation rights) as determined by the administrator. Dividend equivalents may be credited to a book account denominated in cash or in the form of additional units. The administrator may provide that dividend equivalents deferred and denominated in cash are credited with interest. Dividend equivalents will not be paid or accrued during performance periods.

Terms Applicable To All Awards

Vesting:

Determined by the administrator at time of grant. The administrator may accelerate vesting at any time. The Company’s current practice is to annually grant stock options that vest ratably over four years. Under the Company’s current PeRSU program, restricted stock units are granted after a one-year performance period with an additional three-year cliff vesting provision.

Termination of service:

Generally, unvested awards will be forfeited upon termination of service. Full or partial vesting of awards may occur in connection with termination of service due to normal retirement, death or long-term disability. The 2013 Plan’s provisions may be superseded by the terms of a participant’s individual employment agreement.

Payment:

Stock appreciation rights and other share-based awards may be settled in cash, stock, or in a combination of cash and stock. Options, restricted stock, restricted stock units and performance shares may be settled only in shares of common stock.

Transferability:

A stock option or stock appreciation right will, during a participant’s lifetime, be exercisable only by the participant. No award will be transferable by a participant by operation of law or otherwise, other than by will, the laws of descent and distribution and in no event will an award be transferable by the participant for consideration. Notwithstanding the foregoing, (i) a participant may designate a beneficiary to succeed, after the participant’s death, to all of the participant’s awards outstanding on the date of death; (ii) an award (other than an incentive stock option) may be transferable pursuant to a qualified domestic relations order as defined in the IRC or Title I of the Employee Retirement Income Security Act; and (iii) any participant who is a senior executive officer recommended by the CEO and approved by the administrator may voluntarily transfer any award (other than an incentive stock option) to a family member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by family members (or the participant) in exchange for an interest in that entity and no other consideration. No transfer of an award will be effective to bind the Company unless the appropriate committee has been furnished with written notice thereof and with a copy of the will and/or such evidence as the committee may deem necessary to establish the validity of the transfer, and an agreement by the transferee to comply with all the terms and conditions of the award that are or would have been applicable to the participant and to be bound by the acknowledgments made by the participant in connection with the grant of the award. In the event of any attempt by a participant to alienate, assign, pledge, hypothecate or otherwise dispose of an award or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company at its election may terminate the affected award by notice to the participant and the award will thereupon become null and void.

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Recoupment and employee covenants:

The 2013 Plan incorporates the Company’s Compensation Recoupment Policy, which is described in this proxy statement at “Executive Compensation – Compensation Discussion and Analysis – Compensation Recoupment Policy.” Stock award agreements generally provide that if the participant violates applicable confidentiality and non-competition covenants, outstanding awards will be forfeited and compensation earned under the 2013 Plan during the preceding 12 months will be repaid to the Company.

Other terms and conditions:	Award agreements may contain other terms and conditions, as determined by the administrator, which are consistent with the 2013 Plan.

Additional 2013 Plan Terms

Administration. Unless the Board in its discretion determined to administer the 2013 Plan, (i) the Committee on Directors and Corporate Governance of the Board will administer the 2013 Plan with respect to non-employee directors and (ii) the Compensation Committee will administer the 2013 Plan with respect to employees; provided, that the Board may delegate administration of the 2013 Plan to a director or officer or officers of the Company with respect to stock awards under the 2013 Plan made to employees who are not subject to Section 16 of the Exchange Act, except that in no event will an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) “covered employees” with respect to awards intended to constitute “qualified performance-based compensation” within the meaning of IRC Section 162(m) or (c) officers of the Company (or directors) to whom authority to grant or amend awards has been delegated hereunder. Any such delegation will be subject to the restrictions and limits that the Board specifies, and the Board may at any time rescind the authority so delegated or appoint a new delegatee.

The administrator has the authority in its sole discretion to determine the following, without limitation: (i) the employees and non-employee directors who will be granted awards, (ii) the number of shares to be subject to each award, (iii) the vesting or acceleration of awards, (iv) whether, to what extent and under what circumstances an award may be settled in, or the exercise price of an award may be paid in cash, shares, other awards or other property, (v) whether and to what extent an award may be canceled, forfeited or surrendered, (vi) the form of each award agreement, which need not be identical for each participant, (vii) the designation of options as incentive stock options or nonstatutory stock options and (viii) all other conditions of awards to employees and non-employee directors.

The administrator has the power to interpret the 2013 Plan and all award agreements, and to adopt such rules for the administration, interpretation and application of the 2013 Plan as are not inconsistent with the 2013 Plan, and to interpret, amend or revoke any such rules. The administrator will have the full power and authority, in its sole discretion, to supervise the administration of the 2013 Plan, to make factual determinations relevant to 2013 Plan entitlements, to adopt subplans applicable to specified affiliates or locations and to take all actions in connection with the administration of the 2013 Plan as it deems necessary or advisable.

The administrator has, subject to the terms and conditions and within the limitations of 2013 Plan, the authority to modify, extend or renew outstanding awards granted to employees and non-employee directors under the 2013 Plan. Notwithstanding the foregoing, no modification of an award may, without the consent of the participant, impair the participant’s rights under any award previously granted under the 2013 Plan.

The interpretation and construction by the administrator of any provisions of the 2013 Plan or of any award are final and binding on all persons. No member of a Committee will be liable for any action or determination made in good faith with respect to the 2013 Plan or any award.

Change in Control. The occurrence of a change in control will not alone result in the accelerated vesting and exercisability of an award unless otherwise provided in an award agreement; provided, that an award agreement may provide for full vesting and exercisability in the event of a qualifying termination of service with the Company (or a successor thereto) that occurs in connection with a change in control. As was the case with the 2005 Plan, we expect to file a form of award agreement under the 2013 Plan that provides for “double-trigger” vesting of assumed or substituted awards upon a qualifying termination of employment following a change in control.

Tax Withholding. The Company may require a participant to make arrangements satisfactory to the Company for the satisfaction of any tax withholding obligations in connection with the payment or distribution of awards under the 2013 Plan, including, without limitation, tendering a cash payment or delivering to the Company owned and unencumbered shares of common stock. Tax withholding obligations may also be satisfied by the participant by authorizing the Company to withhold shares of common stock from the shares of common stock otherwise issuable as a result of the exercise or acquisition of common stock under the stock award.

New Plan Benefits. The amount of awards payable, if any, to any individual is not determinable as awards have not yet been determined by the administrator and are in the administrator’s discretion. However, equity grants made to our NEOs during FY 2013 are reflected in the tables beginning with the Summary Compensation Table, and equity grants made to our NEOs in May 2013, after the end of FY 2013, are discussed in “Executive Compensation – Compensation Discussion and Analysis – Executive Compensation Elements – Performance Restricted Stock Units” and “– Stock Options.”

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Federal Income Tax Consequences

The following is a summary of the effect of U.S. federal income taxation on the 2013 Plan participants and the Company. This summary does not discuss the income tax laws of any other jurisdiction in which the recipient of the award may reside.

Incentive Stock Options (“ISOs”). Participants pay no income tax at the time of grant or exercise of an ISO. The participant will recognize long-term capital gain or loss on the sale of the shares acquired on the exercise of the ISO if the sale occurs at least two years after the grant date and more than one year after the exercise date. If the sale occurs earlier than the expiration of these holding periods, then the participant will recognize ordinary income equal to the lesser of the difference between the exercise price of the option and the fair market value of the shares on the exercise date or the difference between the sales price and the exercise price. Any additional gain on the sale will be capital gain. The Company may deduct the amount, if any, that the participant recognizes as ordinary income.

Nonstatutory Stock Options and Stock Appreciation Rights. There is no tax consequence to the participant at the time of grant of a nonstatutory stock option or stock appreciation right. Upon exercise, the excess, if any, of the fair market value of the shares over the exercise price will be treated as ordinary income. Any gain or loss realized on the sale of the shares will be treated as a capital gain or loss. The Company may deduct the amount, if any, that the participant recognizes as ordinary income.

Restricted Stock. No taxes are due on the grant of restricted stock. The fair market value of the shares subject to the award is taxable as ordinary income when no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Unless an election pursuant to IRC Section 83(b) is made (subjecting the value of the shares on the award date to current income tax), income tax is paid by the participant on the value of the shares at ordinary rates when the restrictions lapse and the Company may deduct a corresponding amount. Any gain or loss realized on the sale of the shares will be treated as a capital gain or loss.

Restricted Stock Units and Performance Shares. No taxes are due upon the grant of the award. The fair market value of the shares subject to the award is taxable as ordinary income to the participant when the stock is distributed to the participant and the Company may deduct a corresponding amount. Any gain or loss realized on the sale of the shares will be treated as a capital gain or loss.

Section 162(m). IRC Section 162(m) denies a deduction for annual compensation in excess of $1 million paid to “covered employees.” “Performance-based compensation” is disregarded for this purpose. Stock option and stock appreciation rights granted under the 2013 Plan will qualify as performance-based compensation. Other awards will be performance-based compensation if their grant or vesting is subject to performance objectives that satisfy IRC Section 162(m).

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The following table sets forth information as of March 31, 2013 with respect to the plans under which the Company’s common stock is authorized for issuance.

Plan Category (In millions, except per share amounts)	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	12.3	(2)	$66.34	6.6	(3)
Equity compensation plans not approved by security holders	0.1	(4)	$34.47	—

(1)

The weighted-average exercise price set forth in this column is calculated excluding outstanding restricted stock unit (“RSU”) awards, to which an exercise price does not apply.

(2)

Represents options and RSUs awarded under the 1997 Non-Employee Directors’ Equity Compensation and Deferral Plan and the 2005 Stock Plan.

(3)

Represents 864,731 shares available for purchase under the 2000 Employee Stock Purchase Plan and 5,771,245 shares available for grant under the 2005 Stock Plan.

(4)

Represents options and RSUs awarded under the 1999 Stock Option and Restricted Stock Plan. No further awards will be made under this plan.

On July 27, 2005, the Company’s stockholders approved the 2005 Plan which had the effect of terminating, along with other plans for which no further options or rights are outstanding: (i) the 1999 Stock Option and Restricted Stock Plan, which had not been submitted for approval by the Company’s stockholders; and (ii) the 1997 Non-Employee Directors’ Equity Compensation and Deferral Plan, which had previously been approved by the Company’s stockholders. Prior grants under these plans include stock options, restricted stock and RSUs. Stock options under the terminated plans generally have a 10-year life and vest over four years. Restricted stock and RSUs provide for certain restrictions on transferability and may not be transferred until such restrictions lapse. Each of these plans has outstanding equity grants, which are subject to the terms and conditions of their respective plans, but no new grants will be made under either of these terminated plans.

The material terms of all of the Company’s plans, including those not previously approved by stockholders, are described in accordance with the requirements of the Financial Accounting Standards Codification Topic 718, “Compensation – Stock Compensation” in Financial Notes 1 and 5 of the Company’s consolidated financial statements, and in Part III, Item 12, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” of the Company’s Annual Report on Form 10-K filed with the SEC on May 7, 2013. This information is incorporated herein by reference.

ITEM 5.    Approval of Amendment to our 2000 Employee Stock Purchase Plan

Your Board recommends a vote “FOR” amending our 2000 Employee Stock Purchase Plan.

We are asking our stockholders to approve an amendment to our 2000 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock reserved for issuance under the plan by 5,000,000.

The ESPP was originally adopted by the Board of Directors of HBO & Company (“HBOC”) prior to its acquisition by McKesson in 1999. The ESPP was amended and restated following the acquisition of HBOC, and has been amended and restated several times since, most recently in January 2010. The most recent amendment to add shares to the plan was adopted by the Board of Directors of the Company (the “Board”) in May 2007 and approved by our stockholders in July 2007. On May 22, 2013, the Board approved an increase in the number of shares of common stock available for issuance under the ESPP from 16,100,000 shares to 21,100,000 shares (subject to adjustment for any stock split, stock dividend or other relevant change in the Company’s capitalization), subject to the approval of our stockholders. We have amended and restated the ESPP to reflect the share increase.

Purchases under the ESPP generally occur at the end of January, April, July and October. At the April 2013 purchase approximately 165,129 shares were issued to participants and following that purchase, approximately 699,602 shares of common stock were available for issuance under the ESPP. We are asking for approval of the amendment to the ESPP because we anticipate that the current reserve of shares under the ESPP will be exhausted during FY 2014. The Company’s forecast indicates that the addition of 5,000,000 shares will allow continued employee participation for approximately five to six years. A vote not to approve the amendment will mean that the number of shares reserved for issuance under the ESPP will remain at 16,100,000. If this amendment to the ESPP is not approved by the stockholders, the Board will suspend employee participation in the ESPP once the currently available shares are purchased.

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The ESPP is designed to provide employees, including officers, with an opportunity to purchase shares of the Company’s common stock on favorable terms by means of an automatic payroll deduction mechanism. The purpose of the ESPP is to advance and promote the interests of the stockholders of the Company by making available to eligible employees of the Company and participating subsidiaries and related entities the opportunity to acquire a proprietary interest, or to increase their existing proprietary interest, in the Company. The Board believes that employee ownership of the Company by way of the ESPP serves as an incentive to motivate and retain employees and encourage superior performance.

The Board believes that the proposed amendment to the ESPP is in the best interests of the Company because of its continuing need to provide share-based compensation to attract and retain quality employees. The ESPP provides a broad base of employees the opportunity to align their interests with those of the Company’s stockholders through direct ownership of shares of Company common stock. Since FY 2007, the total number of Company employees eligible to participate in the ESPP has increased by more than 37%. Having additional shares available for purchase under the ESPP will enable the Company to recruit the top talent necessary to enable our Company to achieve continued success.

The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code (“IRC”). In March 2002, the Board amended the ESPP to allow for participation in the plan by employees of certain of the Company’s international and other subsidiaries. As to those employees, the ESPP does not qualify under IRC Section 423. The Board may also establish comparable offerings under the ESPP that are not intended to qualify under IRC Section 423.

The following summary description of the ESPP (including the proposed amendment) is qualified in its entirety by reference to the provisions of the ESPP itself, which is attached as Appendix C to our definitive proxy statement posted to the SEC’s website at www.sec.gov. A copy of the ESPP is available to any of our stockholders upon request by: (1) writing to the Corporate Secretary, McKesson Corporation, One Post Street, 35th Floor, San Francisco, CA 94104; (2) sending an e-mail to corporatesecretary@mckesson.com; or (3) calling the Corporate Secretary’s Office toll-free at (800) 826-9260.

Plan Administration

The ESPP is administered by the Compensation Committee, which has the authority to interpret the ESPP and to make rules and regulations governing the ESPP.

Offering Periods

The ESPP is implemented through a continuous series of three-month offerings beginning on the first trading day on or after each February 1, May 1, August 1 and November 1 (“Offering Dates”), and ending on the last trading day of the month which is three months later (“Offering Periods”), during which contributions may be made toward the purchase of common stock under the plan. For purposes of determining the purchase price of a share of common stock, the last trading day of each Offering Period is used. The Committee may determine to establish additional Offering Periods or to change the date of commencement and duration of Offering Periods.

Once an employee participant is enrolled in the ESPP for an Offering Period, participation in the plan will continue until: (i) the participant withdraws from the plan; (ii) the participant is no longer an eligible employee; (iii) no further shares are authorized for purchase under the ESPP; or (iv) the Board of Directors discontinues the plan.

Eligible Employees

Each employee of the Company (and subsidiaries and related entities designated by the Compensation Committee) who has been employed for 60 days or more prior to the beginning of an Offering Period and who customarily works at least 20 hours per week and more than five months in any calendar year is eligible to participate in the ESPP. If applicable local law prohibits the exclusion of an otherwise eligible employee from the ESPP, the Committee may make available a separate offering under the ESPP that does not qualify under IRC Section 423. No employee is eligible to participate in the ESPP to the extent that, immediately after the grant, the employee would own 5% of either the voting power or the value of the Company’s common stock. As of May 1, 2013, approximately 33,000 employees were eligible to participate in the ESPP and 9,297 employees had elected to participate.

Payroll Deductions

Each eligible employee may become a participant in the ESPP by making an election, at least 10 days prior to any Offering Date, authorizing regular payroll deductions during the next succeeding Offering Period, the amount of which may not exceed 15% of a participant’s compensation for any payroll period. A participant may increase or decrease his or her rate of contributions or withdraw from participation at any time.

Payroll deductions are credited to a cash account for each participant. At the end of each Offering Period, the funds will be used to purchase shares of the Company’s common stock, which are then held in a stock account. A participant has the right to vote the shares credited to his or her stock account and may withdraw these shares at any time.

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Purchase Price

The purchase price of each share of the Company’s common stock will be 85% of the fair market value of such share on the last trading day of the applicable Offering Period. The fair market value of a share is the closing price for the Company’s common stock on the applicable date. On June 3, 2013, the closing price per share of the Company’s common stock was $112.74. The purchase price is subject to adjustment to reflect certain changes in the Company’s capitalization.

Limitations on Purchase

No participant is permitted to purchase shares of Company common stock under the ESPP having a value in excess of $25,000 in any calendar year, which value is determined by the fair market value of the Company’s common stock on the Offering Date. In addition, in no event can a participant purchase more than 25,000 shares of the Company’s common stock during any Offering Period.

Effect of Termination of Employment of Participant

If a participant’s employment with the Company, its subsidiaries and related entities terminates during an Offering Period, the balance of the participant’s cash account will either be returned to the participant without interest or, in the event of death, to the person or persons entitled to the participant’s cash account.

Non-Transferability of Purchase Rights

Rights to acquire the Company’s common stock under the ESPP are not transferable by any participant and may in general be exercised only by the participant.

Capitalization Adjustments

In the event that any dividend or other distribution, recapitalization, stock split, reorganization, merger, spin-off, share exchange or other similar corporate transaction or event affects the Company’s common stock, the Compensation Committee will make such equitable changes or adjustments as it deems appropriate to any or all of (i) the number and kind of shares to be issued under the ESPP, (ii) the number, type and price of shares subject to outstanding purchase rights, (iii) the number of shares credited to participants’ stock accounts and (iv) the maximum number of shares each participant may purchase during an Offering Period.  Any such adjustment will be made in accordance with IRC Section 424.

Amendment and Termination of the ESPP

The Board of Directors may amend the ESPP in any respect. However, an amendment that increases the number of shares reserved under the ESPP (other than adjustments upon changes in capitalization or a corporate transaction) or changes in the designation of corporations whose employees may be eligible to participate in the ESPP, other than a parent or subsidiary corporation, requires stockholder approval.

The ESPP will terminate when the number of shares available for issuance under the ESPP has been substantially exhausted, or at any earlier time by action of the Board.

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Number of Shares Purchased by Certain Individuals and Groups

The actual number of shares that may be purchased by any individual under the ESPP is not determinable in advance since the number is determined, in part, on the contributed amount and the purchase price. The following table sets forth (i) the aggregate number of shares of Company common stock that was purchased under the ESPP by the listed persons and groups since its inception through the most recent purchase date, April 30, 2013, and (ii) the average per share purchase price paid for such shares.

Name and Position	Number of Shares Purchased	Average Per Share Purchase Price ($)
John H. Hammergren, Chairman, President and Chief Executive Officer	—	$—
Jeffrey C. Campbell, Executive Vice President and Chief Financial Officer	—	$—
Paul C. Julian, Executive Vice President and Group President	—	$—
Laureen E. Seeger, Executive Vice President, General Counsel and Chief Compliance Officer	1,068	$33.46
Patrick J. Blake, Executive Vice President and Group President	3,888	$53.79
All current executive officers as a group	12,885	$43.53
All employees who are not executive officers as a group	15,147,909	$41.17

None of our non-employee directors is eligible to participate in the ESPP. Since its inception, no shares have been issued under the ESPP to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been issued five percent or more of the total amount of shares issued under the ESPP.

Our executive officers have a financial interest in this proposal because it would increase the number of shares available for issuance under the ESPP to executives and other employees.

Certain United Stated Federal Income Tax Information

The information provided below is only a summary of the effect of United States federal income taxation upon the ESPP participants and the Company with respect to the shares purchased under the ESPP. It does not purport to be complete, and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable.

Taxation of Shares Acquired Upon Exercise of Purchase Rights. For employees of the Company and its subsidiaries (as defined in IRC Section 424(f)), the plan is intended to qualify as an “employee stock purchase plan” within the meaning of IRC Section 423(b). For employees of other subsidiaries and participating entities, the ESPP cannot so qualify, so the taxation rules are different.

Employees of the Company and IRC Section 424(f) Subsidiaries. A participant will pay no Federal income tax upon enrolling in the ESPP or upon purchase of shares under the plan. A participant may recognize income and/or capital gain or loss upon the sale or other disposition of shares purchased under the plan, the amount and character of which will depend on whether the shares are held for at least two years after the first day of the Offering Period in which the shares were purchased and at least one year after the last day of the Offering Period in which the shares were purchased (“Required Holding Period”).

If the participant sells or otherwise disposes of the shares before expiration of the Required Holding Period, the participant will recognize ordinary income in the year of the sale in an amount equal to the excess of: (i) the fair market value of the shares on the purchase date; over (ii) the purchase price paid by the participant for the shares. The Company or applicable subsidiary will be entitled to a Federal income tax deduction in the same amount.

In contrast, if the participant holds the shares until after the Required Holding Period expires, the participant will generally recognize ordinary income at the time of sale in an amount equal to the lesser of: (i) 15 percent of the fair market value of the shares on the first day of the Offering Period in which the shares were purchased; or (ii) the excess of the fair market value of the shares at the time the shares were sold over the purchase price of the shares. The Company will not in this case be entitled to any deduction for Federal income tax purposes.

Employees of Other Subsidiaries and Participating Entities. A participant will not realize taxable income at the time a purchase right is granted under the ESPP. When the shares are actually purchased, the participant will realize taxable income in the amount of the difference between the fair market value of the shares and the purchase price paid under the ESPP. (As described under “Purchase Price,” the price paid for shares purchased under the ESPP will always be 15% less than the fair market value of the shares on the purchase date.) The basis of the shares will be increased by the amount includible as ordinary income. When the shares are sold, the gain or loss on the shares will be treated as capital gain or loss.

Capital Gain or Loss. When the shares acquired through participation in the ESPP are sold, the gain or loss on the shares will be treated as a capital gain or loss. Net capital gain (i.e., generally, capital gain in excess of capital loss) recognized by the participant from the sale of shares generally will be subject to capital gains tax, and the rate that will apply will be determined based on the length of time the shares were held.

– 2013 Proxy Statement   72

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ITEM 6.    Approval of Amendments to our By-Laws to Provide for a Stockholder Right to Call Special Meetings

Your Board recommends a vote “FOR” this proposal.

Our Board of Directors has proposed for approval by our stockholders amendments to our By-Laws (the “By-Law Amendments”). The By-Law Amendments, if approved, would permit stockholders who have beneficially owned twenty-five percent (25%) or more of our outstanding common stock (determined on a “net long” basis) continuously for at least one year to propose business to be voted on at a special meeting of stockholders and to require the Secretary of the Company to call such a special meeting of stockholders. Currently, our By-Laws authorize only our Board of Directors, Chairman of the Board and President to call special meetings of stockholders. In addition, the Board approved certain non-substantive changes to the text of the Company’s By-Laws, which are also subject to stockholder approval at the Annual Meeting. If the By-Law Amendments are so approved, they will become effective immediately.

The Board appreciates our stockholders’ concerns and expectations regarding participation in issues vital to the Company. After careful review of the ongoing evolution of corporate governance practices, and in response to views expressed by some of our stockholders, the Board in January 2013 approved the By-Law Amendments, subject to stockholder approval at the Annual Meeting, to permit stockholders who meet certain requirements to call a special meeting of stockholders. Thus, stockholders would be empowered to act between annual meetings of stockholders.

The text of the By-Law Amendments contains various timing and other mechanisms that are intended to minimize the risk of potential abuse and the cost and distraction that would result from multiple stockholder meetings being held in a short time period, or from multiple meetings being held to consider matters that have been substantially addressed in the recent past, that are slated to be substantially addressed in the near future or that are not properly within the scope of matters that may be acted on by stockholders. In addition, as described above, the By-Law Amendments establish a one-year continuous beneficial ownership requirement of an aggregate of twenty-five percent (25%) of our common stock outstanding, measured on a “net long” basis. The Board established this ownership requirement after considering feedback from stockholders concerning an appropriate ownership level for being qualified to request a special meeting of stockholders. We believe this requirement will provide long-term stockholders with a meaningful right to require the Company to hold a special meeting without exposing the Company and its stockholders to unreasonable expense and disruption.

Generally, the “net long” determination of a stockholder’s beneficial ownership for the purpose of being qualified to request a special meeting would exclude shares that the stockholder has no power to vote and would reduce a stockholder’s ownership to the extent that such stockholder or certain related persons have hedged their investments in Company common stock through derivative securities, short-selling or similar behavior. The determination of a stockholder’s “net long” beneficial ownership of our common stock would be made by the Board in its good faith discretion. The By-Law Amendments, if adopted, also would impose certain procedural requirements on stockholders seeking to exercise the right to request a special meeting, including the provision of the same information required for stockholder proposals at annual meetings of the Company’s stockholders. The terms and provisions of the By-Law Amendments described herein are only summaries, and the Board encourages you to read the complete text of the By-Law Amendments.

The Board believes the proposed By-Law Amendments are an appropriate and reasonable extension of our stockholders’ ability to participate in the Company’s governance, and that implementing the By-Law Amendments is in the best interests of the Company and our stockholders. However, under our governing documents, the Board may adopt, alter and repeal the By-Laws by majority vote of the entire Board. Consequently, if the By-Law Amendments are approved by our stockholders, such amendments may, in the future, be further amended, modified or repealed by the Board.

The complete text of the By-Law Amendments (marked to show the proposed deletions and insertions to our By-Laws), including the qualifications, requirements and procedures for calling a special meeting of stockholders and the requirements stockholders must continue to observe in advance of such a special meeting, is set forth in Appendix D to our definitive proxy statement posted to the SEC’s website at www.sec.gov, and is incorporated into this proxy statement by reference.

– 2013 Proxy Statement   73

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ITEM 7.    Stockholder Proposal on Action by Written Consent of Stockholders

The following stockholder proposal has been submitted to the Company for action at the Annual Meeting by John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who represents that he is the holder of no less than 60 shares of the Company’s common stock:

Proposal 7 – Right to Act by Written Consent

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

The shareholders of Wet Seal (WTSLA) successfully used written consent to replace certain underperforming directors in October 2012. This proposal topic also won majority shareholder support at 13 major companies in a single year. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

This proposal should also be evaluated in the context of our Company’s overall corporate governance as reported in 2013:

GMI/The Corporate Library, an independent investment research firm, had rated our company “D” continuously since 2006 with “High Governance Risk.” Also “Concern” for director qualifications and “Very High Concern” in Executive Pay-$39 million for our CEO John Hammergren.

Mr. Hammergren had $92 million in accumulated pension benefits and $26 million in nonqualified deferred pay plans. Additionally, his pay included $6 million of market-priced stock options that simply vest after the passage of time without any job performance requirements. Plus our highest paid executives were given long-term cash (which does nothing to link executive performance with long-term shareholder value) and performance-based restricted stock units that used one-year performance periods (which are far short of long-term). Mr. Hammergren had a potential entitlement of $307 million from a change in control. It was not a surprise that 37% of the yes and no votes rejected our company’s 2012 Say on Pay proposal.

Five of our directors had 10 to 20 years long-tenure each. Director independence erodes after 10- years. Yet these directors controlled half the seats on our 3 most important board committees including all chairmanships. Four directors were beyond age 70 and also controlled half the seats on our 3 most important board committees. We were not getting new directors and the chairman of our nomination committee was age 73. Our newest director had more than 4-years tenure. Our company did not explain how David Lawrence of our Executive Pay Committee could be a strong director after his involvement with the PG&E bankruptcy. We had no independent board chairman, no lead director, no proxy access and no cumulative voting.

Please vote to protect shareholder value:

Right to Act by Written Consent – Yes on 7

Your Board recommends a vote “AGAINST” this proposal for the following reasons:

The Board has considered this proposal and believes it is not in the best interests of McKesson or its stockholders.

As described above in the proxy statement under the heading “Corporate Governance,” the Board is committed to continually evaluating the need for modifications to the Company’s corporate governance practices. Following the 2012 Annual Meeting of Stockholders, the Committee on Directors and Corporate Governance fulfilled a commitment to evaluate, and report to the Board regarding, alternative processes for enabling stockholder action between annual meetings. Specifically, the committee considered the benefits and drawbacks of (i) a stockholder right to call a special meeting and (ii) a stockholder right to act by written consent. As part of its consideration of these alternatives, the Company engaged with its stockholders to understand their interests, concerns and priorities.

As described above in Item 6, in January 2013 the Board approved, subject to stockholder approval at the Annual Meeting, the By-Law Amendments providing for a stockholder right to call special meetings of stockholders. The Board’s decision to approve a stockholder right to call special meetings, rather than a stockholder right to act by less than unanimous written consent, was based in part on feedback from some of our stockholders expressing a preference for a special meeting right over a written consent right. We took from those discussions a desire, on the part of a number of our stockholders, to have some type of procedural ability to act between annual meetings. At the same time, we also heard from a considerable number of stockholders that they preferred a special meeting right over a written consent right. The Board has squarely addressed the desire of stockholders to be able to act between annual meetings, which is the essential right sought by this proposal. It is noteworthy that the proponent submitted substantively the same proposal for the Company’s Annual Meeting of Stockholders last year, and in his Supporting Statement for that proposal he maintained that the absence of a stockholder right to call special meetings was a reason to adopt a stockholder right to act by less than unanimous written consent. In his Supporting Statement this year, he maintains that the absence of a lead director is a reason to adopt a written consent right. He simply ignores the significant corporate governance initiatives undertaken by the Company in January 2013 with respect to a special meeting right, as well as with respect to the institution of a Lead Independent Director, effective as of July 31, 2013 (as described in more detail above under the heading “Board Leadership Structure”). With these initiatives, the Company has eliminated two key reasons claimed by the proponent to be a basis for the adoption of the written consent right. We informed the proponent of these initiatives before he submitted his proposal this year.

– 2013 Proxy Statement   74

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In addition to stockholder feedback, the Board considered the costs and risks to the Company that a stockholder written consent right similar to this Item 7 introduces. The Board believes that the governance process whereby corporate actions are approved at a meeting of the stockholders, whether an annual meeting or a special meeting, provides certain protections and advantages to our stockholders. Approval of proposals at a stockholder meeting ensures that proposals are widely disseminated to our stockholders through the proxy statement and any additional soliciting materials, which must contain information about the proposed action as specified by the Securities and Exchange Commission. If a meeting is convened, the Board is provided with an opportunity to present an analysis of such proposals and can present its recommendations to the Company’s stockholders. The proxy statement and any additional soliciting materials must be distributed to all stockholders of record in advance of the meeting, providing stockholders with sufficient time and opportunity to consider the proposals and make a decision regarding how to vote or direct their proxies.

By contrast, action by less than unanimous written consent at any time does not guarantee any of these protections or advantages. In general, stockholders are not entitled to receive notice of actions to be taken by written consent and, thus, may not be given sufficient time or opportunity to evaluate the proposed action. Further, the Board does not have the opportunity to analyze and provide a recommendation with respect to a proposed action by written consent, and proponents of the proposed action need not provide any information regarding themselves or their interests in the proposed action to other stockholders or the Company.

Apart from the desirability of a stockholder right to call a special meeting, as proposed in Item 6 above, over a written consent right, the Board believes this proposal is not in the best interests of the Company. The Board opposes this proposal because it could have adverse consequences on McKesson and its stockholders, including potential abuse, disenfranchisement of minority stockholders, lack of transparency and accountability to our stockholders, and the undermining of an orderly governance process for taking significant corporate actions, all as described more fully below.

This proposal, if implemented by the Company, would provide certain of our stockholders with the ability to take an action without input from and notice to all of our stockholders. As a result, this proposal could have adverse consequences, as noted above, including effectively disenfranchising those stockholders not participating in the written consent. This is of particular concern in cases involving significant corporate actions and in the context of contests for corporate control of the Company. For example, our Certificate of Incorporation and By-Laws permit our stockholders to remove directors without cause and to fill vacancies on the Board. Stockholders could act by written consent to remove one or more of our directors without cause and replace a removed director, all outside of the normal cycle of the annual meetings of our stockholders or a special meeting of our stockholders. Consequently, the written consent process could be used to replace existing members of the Board with little or no notice to the Board or the Company’s other stockholders, which could be highly disruptive to the Company and, therefore, not in the best interests of the Company and our stockholders.

In addition, because proponents of an action by written consent need not satisfy any holding requirements with respect to our common stock, market participants engaging in short-term speculation could potentially determine the outcome of any particular issue. Such stockholders may not act in the interests of longer-term holders of our common stock.

The Board believes that the potential for abuse and disenfranchisement of minority stockholders and other adverse consequences associated with the right to act by less than unanimous written consent outweighs any potential benefits to our stockholders. In addition, our stockholders have other avenues for raising important matters with our Board other than in connection with our annual meeting of stockholders. Besides the right to call a special meeting as proposed under Item 6 above, the Company has procedures in place that provide our stockholders with the opportunity to communicate directly with members of the Board as described in the section of this proxy statement titled “Communications with Directors.”

Finally, it should be noted that the proponent’s miscellaneous comments in this proposal regarding CEO compensation and the qualifications and independence of our Board members are not relevant in evaluating the advisability of permitting action by less than unanimous written consent. Nevertheless, in light of such comments, we urge you to review the sections of this proxy statement titled “Executive Compensation” and “Election of Directors” which address matters raised by those comments.

For the foregoing reasons, the Board of Directors believes that this proposal is not in the best interests of McKesson or our stockholders.

Your Board recommends a vote “AGAINST” this proposal.

– 2013 Proxy Statement   75

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ITEM 8.    Stockholder Proposal on Disclosure of Political Contributions and Expenditures

The following stockholder proposal has been submitted to the Company for action at the Annual Meeting by the Board of the Miami Firefighters’ Relief and Pension Fund, 2980 N.W. South River Drive, Miami, Florida 33125-1146, which represents that it is the holder of 3,460 shares of the Company’s common stock:

RESOLVED: that the shareholders of McKesson Corporation (“Company”) hereby request that the Company provide a report, updated semiannually, disclosing the Company’s:

1.

Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any political campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2.

Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:

a.

The identity of the recipient as well as the amount paid to each; and

b.

The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company’s website.

STOCKHOLDER SUPPORTING STATEMENT: As long-term shareholders of McKesson Corporation, we support transparency and accountability in corporate pending on political activities. These include any activities considered intervention in any political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations; independent expenditures; or electioneering communications on behalf of federal, state or local candidates.

Disclosure is in the best interest of the company and its shareholders and critical for compliance with federal ethics laws. Moreover, the Supreme Court’s Citizens United decision recognized the importance of political spending disclosure for shareholders when it said, “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.” Gaps in transparency and accountability may expose the company to reputational and business risks that could threaten long-term shareholder value.

McKesson Corporation contributed at least $214,989 in corporate funds since the 2002 election cycle. (CQ: http://moneyline.cq.com and National Institute on Money in State Politics: http://www.followthemoney.org)

However, relying on publicly available data does not provide a complete picture of the Company’s political spending. For example, the Company’s payments to trade associations used for political activities are undisclosed and unknown. In some cases, even management does not know how trade associations use their company’s money politically. The proposal asks the Company to disclose all of its political spending, including payments to trade associations and other tax exempt organizations used for political purposes. This would bring our Company in line with a growing number of leading companies, including Exelon, Merck and Microsoft that support political disclosure and accountability and present this information on their websites.

The Company’s Board and its shareholders need comprehensive disclosure to be able to fully evaluate the political use of corporate assets. We urge your support for this critical governance reform.

Your Board recommends a vote “AGAINST” this proposal for the following reasons:

The Board has considered this proposal and supports the transparency and accountability objectives; however, given the limited nature of the Company’s corporate political contributions together with recently enhanced transparency of our political engagement, we believe the proposal is unnecessary and recommend a vote “AGAINST” it.

McKesson understands that the decisions made by policymakers have a profound impact on our industry, business and customers. With that in mind, the Company seeks to educate elected and appointed officials about the solutions we offer to improve patient safety, reduce the cost and variability of care, and improve the quality and efficiency of healthcare delivery.

McKesson also engages in the political process through the McKesson Corporation Employees Political Fund (“PAC”). Contributions by the PAC are funded entirely by eligible McKesson employees on a voluntary basis; such contributions are not made with corporate assets. The PAC allows employees to pool their financial resources to support federal, state and local candidates, political party committees and political action committees.

– 2013 Proxy Statement   76

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The activities of the PAC, which is governed by its own Board of Trustees, are subject to comprehensive regulation by the federal government, including detailed disclosure requirements. The PAC files monthly reports of receipts and disbursements with the Federal Election Commission (“FEC”), as well as pre-election and post-election FEC reports. A link to the FEC database of PAC contributions is available from the McKesson Corporate Citizenship Report on the Company’s website at www.mckesson.com under the caption “About McKesson—Corporate Citizenship.”

While the PAC is the primary vehicle for political engagement, the Company does make a limited number of corporate political contributions at the state level where permitted by law. This includes corporate contributions to state candidates and political action committees in areas where the Company has a significant employee or facility presence.

In 2012, McKesson’s total corporate political contributions were less than $50,000, with an average contribution of approximately $1,500 and no individual contribution exceeding $5,000. In 2011, McKesson’s total corporate political contributions were less than $40,000 with an average contribution of approximately $1,000. These numbers are representative of typical annual aggregate amounts. The Company does not make any contributions to so-called Super PACs.

The Company’s policy regarding corporate political contributions requires that all contributions be approved by the Senior Vice President of Public Affairs, with contributions greater than $1,000 subject to approval by the Chairman of the Board and Chief Executive Officer. The Company’s Code of Business Conduct and Ethics specifically prohibits any corporate political contributions without prior approval.

All corporate political contributions are subject to both internal procedures and strict laws regarding transparency. Internally, beginning in fiscal year 2014 (which commenced on April 1, 2013), the Senior Vice President of Public Affairs will make a report of corporate political contributions annually to the Board of Directors. In addition, all states require that contributions be disclosed by either the recipient or the donor or both. All information regarding the corporate political contributions made by McKesson to state candidates is publicly available. All contributions are subject to a compliance review by counsel and are made in compliance with all applicable laws.

Finally, the Company participates in certain industry trade organizations with purposes that include, but are not limited to, enhancement of the public image of our industry and education about the industry, issues affecting the industry, and industry best practices and standards. We do not make contributions to industry trade associations for political purposes, and few, if any, of the trade associations to which we belong, engage in any direct advocacy for political candidates.

The Company has concluded that ample disclosure exists regarding our political engagement to address this proposal. However, in the interest of enhanced transparency, the Company is adding information to its Corporate Citizenship Report, which is expected to be published on the Company’s website at www.mckesson.com under the caption “About McKesson—Corporate Citizenship” during the second quarter of our fiscal year. In the Corporate Citizenship Report and on our website we will include the following:

•

a general statement regarding the Company’s policies concerning political contributions;

•

information regarding federal-level contributions by the PAC, including a link to the FEC database;

•

aggregate amounts of corporate political contributions by the Company; and

•

a list of trade associations to which we belong and for which our dues exceed $50,000 per year.

For the reasons set forth above, including the mandatory disclosures that already exist and the additional voluntary disclosures planned for the Company’s Corporate Citizenship Report and website, as well as the annual report to the Board beginning in fiscal year 2014, the Board believes that the proposal is unnecessary.

Your Board recommends a vote “AGAINST” this proposal.

– 2013 Proxy Statement   77

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ITEM 9.    Stockholder Proposal on Significant Executive Stock Retention until Reaching Normal Retirement Age or Terminating Employment

The following stockholder proposal has been submitted to the Company for action at the Annual Meeting by the Nathan Cummings Foundation, 475 Tenth Avenue, 14th Floor, New York, New York 10018, which represents that it is the holder of more than $2,000 in market value of the Company’s common stock, and is co-sponsored by the Connecticut Retirement Plans and Trust Funds, 55 Elm Street, Hartford Connecticut 06106, which represents that it is the holder of 97,973 shares of the Company’s common stock:

RESOLVED: Shareholders of McKesson Corporation (the “Company”) urge the Compensation Committee of the Board of Directors (the “Committee”) to adopt a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs until reaching normal retirement age or terminating employment with the Company. For the purpose of this policy, normal retirement age shall be defined by the Company’s qualified retirement plan that has the largest number of plan participants. The shareholders recommend that the Committee adopt a share retention percentage requirement of at least 75 percent of net after-tax shares. The policy should prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented so as not to violate the Company’s existing contractual obligations or the terms of any compensation or benefit plan currently in effect.

SUPPORTING STATEMENT: Equity-based compensation is an important component of senior executive compensation at our Company. While we encourage the use of equity-based compensation for senior executives, we are concerned that our Company’s senior executives are generally free to sell shares received from our Company’s equity compensation plans. Our proposal seeks to better link executive compensation with long-term performance by requiring a meaningful share retention ratio for shares received by senior executives from the Company’s equity compensation plans. Requiring senior executives to hold a significant percentage of shares obtained through equity compensation plans until they reach retirement age will better align the interests of executives with the interests of shareholders and the Company. A 2009 report by the Conference Board Task Force on Executive Compensation observed that such hold-through-retirement requirements give executives “an ever growing incentive to focus on long-term stock price performance as the equity subject to the policy increases” (available at http://www.conferenceboard.orgjpdf_free/ExecCompensation2009.pdf).

For example, our Company’s share ownership guidelines require the Chief Executive Officer (the “CEO”) to hold an amount of shares equal to ten times his salary, or about 159,271 shares based on the recent share price. In comparison, the CEO currently owns more than 2 million shares. In 2012, our Company granted the CEO 157,590 restricted shares and an additional 301,000 stock options. In other words, the equivalent of one year’s equity awards is nearly three times the Company’s share ownership guidelines for the CEO.

In our opinion, the Company’s current share ownership guidelines for its senior executives do not go far enough to ensure that the Company’s equity compensation plans continue to build stock ownership by senior executives over the long-term. We believe that requiring senior executives to only hold shares equal to a set target loses effectiveness over time. After satisfying these target holding requirements, senior executives are free to sell all the additional shares they receive in equity compensation.

We urge shareholders to vote FORthis proposal.

Your Board recommends a vote “AGAINST” this proposal for the following reasons:

The Board has considered this proposal and believes it is not in the best interests of McKesson or its stockholders.

Our Board of Directors opposes this proposal because it believes that our executive compensation program and our substantial holding requirement under our Stock Ownership Policy strike an appropriate balance to motivate our executives to deliver long-term results, while at the same time discouraging unreasonable risk-taking. By creating and maintaining this balance, we ensure that our executives have a significant investment in the future of our Company, while also allowing them to prudently manage their financial affairs through the ability, in common with other investors, to diversify their holdings over an extended period, and through the ability, in common with executives at other corporations, to realize substantial value from the equity component of their compensation before reaching normal retirement age or leaving the Company. The Board of Directors believes that the addition of a policy that would require executives to hold at least 75% of net after-tax shares acquired through equity compensation programs until reaching normal retirement age or termination of employment would upset this balance in a manner that would undermine the effectiveness and competitiveness of our executive compensation program.

– 2013 Proxy Statement   78

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We believe that our current equity compensation plans, which require significant vesting periods for equity awards, coupled with our strong Stock Ownership Policy, provide a balanced approach to aligning the long-term interests of senior executives with those of our stockholders.

First, our equity compensation plans provide that stock option grants generally vest in four equal installments over a four-year period and have a seven-year term. Our performance-based restricted stock units are conditioned on the achievement of Company performance goals and generally vest, in amounts based on the Company’s achievement of such goals, only after the completion of a one-year performance period and three additional years.

Second, in 2010, the Board established ownership guidelines that are expressed as a multiple of salary. These guidelines require the CEO to hold equity valued at 10 times his base salary, and each of our other executive officers must achieve equity ownership equal in value to six times his or her base salary. Significantly, stock options, whether vested or unvested, do not count towards satisfying our stock ownership guidelines. We further strengthened our Stock Ownership Policy by adding a new enforcement feature, which allows the Company to impose a sale restriction on the underlying shares of common stock delivered when equity awards vest in the event an executive fails to meet his or her ownership requirement. Our Stock Ownership Policy applies throughout an executive officer’s tenure with the Company, and compliance is reviewed each year as part of an executive officer’s total compensation review. Contrary to the proponents’ assertion with regard to our CEO, we believe that his ongoing threshold equity holding requirement, which currently amounts to nearly $17,000,000, provides him with an ongoing substantial motivation to focus on long-term stock price performance. Additionally, as shown in the table in the Compensation Discussion and Analysis under “Information on Other Compensation-Related Topics — Stock Ownership Policy,” our CEO currently holds equity in the Company valued at more than $120,000,000, which significantly exceeds his threshold holding requirement.

The proponents’ Supporting Statement states that our Stock Ownership Policy discussed above does not go far enough to ensure that equity compensation builds executive ownership. Prior to adopting amendments to our Stock Ownership Policy, we conducted a study of the stock ownership requirements utilized by our peers and practices endorsed by corporate governance experts. We believe that the amendments we adopted are rigorous and are more stringent than our peers. We believe that the significant vesting period coupled with the substantial holding requirements of our Stock Ownership Policy already address and meet the goals of the proposal.

We also believe that a policy requiring executives to hold at least 75% of net after-tax shares acquired through equity compensation programs until reaching normal retirement age or termination of employment would diminish our ability to attract and retain the talented executives that are critical to our long-term success. Under the executive compensation programs currently offered by many of our peers, senior executives are able to realize value from their equity awards during the course of their employment after they have earned them over a substantial vesting period and/or the attainment of long-term performance goals. If our Compensation Committee were to adopt a policy requiring executives to hold significant portions of their equity awards until reaching normal retirement age or termination of employment, our senior executives and prospective executive candidates would no longer be able to realize substantial value from their equity awards during the course of their employment. This could, in turn, make it necessary to adjust our compensation program to provide additional performance-based cash compensation through our Management Incentive Plan and our Long-Term Incentive Plan in order to mitigate the detrimental effects of the policy. In addition, requiring senior executive officers to retain shares as suggested in the proposal could result in motivating senior executives to leave the Company early in order to realize the value that they helped to create. Impairing our ability to offer competitive compensation packages and implementing a structure that could ultimately serve to reduce incentives for our executives to stay with the Company run counter to our objective of aligning executive compensation with the long-term interests of stockholders.

Finally, it should be noted that the Nathan Cummings Foundation submitted a similar proposal at the Company’s last four consecutive Annual Meetings of Stockholders, and each time the proposal was rejected by a significant majority of our stockholders. The support for this proposal has declined from its initial submission in 2009, with approximately 24% of the shares present in person or by proxy and entitled to vote on the proposal having voted in support of this proposal at the 2012 Annual Meeting.

For the foregoing reasons, the Board of Directors believes that this proposal is not in the best interests of McKesson or our stockholders.

Your Board recommends a vote “AGAINST” this proposal.

– 2013 Proxy Statement   79

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ITEM 10.    Stockholder Proposal on Compensation Clawback Policy

The following stockholder proposal has been submitted to the Company for action at the Annual Meeting by the Amalgamated Bank’s LongView LargeCap 500 Index Fund, 275 Seventh Avenue, New York, NY 10001, which represents that it is the holder of 41,240 shares of the Company’s common stock, and is co-sponsored by the UAW Retiree Medical Benefits Trust, 301 North Main Street, Suite 100, Ann Arbor, MI 48104-1296, which represents that it is the holder of 151,062 shares of the Company’s common stock:

RESOLVED: The shareholders of McKesson Corporation urge the board of directors to strengthen McKesson’s compensation clawback policy, as applied to senior executives, by deleting requirements that the policy may be triggered if there is “intentional” misconduct pertaining to financial reporting that requires a restatement of result or if certain conduct produces a “material” negative revision of a financial or operating measure or a “material” detriment to McKesson’s financial results. The board of directors or a committee thereof should report the results of any deliberations about whether to recoup compensation from a senior executive under this amended policy unless in individual cases (and consistent with any legally mandated disclosure requirements) the board concludes that privacy concerns outweigh the benefit of disclosure to shareholders.

These amendments should operate prospectively and be implemented in a way that does not violate any contract, compensation plan, law or regulation.

SUPPORTING STATEMENT: McKesson’s Compensation Recoupment Policy gives the board of directors discretion to recover incentive compensation in three situations:

“(i) [an employee] engages in intentional misconduct pertaining to any financial reporting requirement under the federal securities laws resulting in the Company being required to prepare and file an accounting restatement with the SEC as a result of such misconduct, other than a restatement due to changes in accounting policy; (ii) there is a material negative revision of a financial or operating measure on the basis of which incentive compensation was awarded or paid to the employee; or (iii) he or she engages in any fraud, theft, misappropriation, embezzlement or dishonesty to the material detriment of the Company’s financial results as filed with the SEC.”

We view this policy as too weak as to senior executives. The policy limits clawbacks to “intentional” misconduct in financial reporting, which suggests that senior executives who are negligent in supervising subordinates may keep incentive compensation because they did not “intentionally” engage in misconduct. In our view, if financial reports are inaccurate, incentive compensation should be reviewed in light of the correct numbers and actual performance.

Moreover, the current policy sets the bar too high by limiting clawbacks to incidents having a “material” effect on the company, but “material” is never defined. Thus the policy does not cover fraud, theft and embezzlement as long as the embezzler or thief does not steal enough money to produce a “material detriment.”

Recent legal settlements underscore the need for a stronger policy in this area. McKesson spent $350 million in 2012 to settle cases alleging overbilling customers and Medicaid programs. Did the board scrutinize the actions of executives responsible for inaccurate reporting to see if any incentive compensation should be recouped?

We believe that telling shareholders how a policy works in practice is an important way to measure the effectiveness of that policy. As to the policy proposed here, the resolution acknowledges that there may be individual cases where the board may conclude that privacy considerations outweigh the benefit from full disclosure to shareholders.

Your Board recommends a vote “AGAINST” this proposal for the following reasons:

The Board has considered this proposal and believes it is not in the best interests of McKesson or its stockholders.

The Board is dedicated to maintaining and enhancing a culture that is focused on integrity and accountability, while tying compensation to the Company’s performance. As described below, the Company already has strong policies to recoup incentive compensation. Under the Company’s Compensation Recoupment Policy, and consistent with the Company’s core values, the Company may recoup incentive compensation provided to employees in the event that these individuals engage in conduct specified in the Company’s Compensation Recoupment Policy. The Board believes the Company’s current compensation structure and tools for recouping employee compensation strike an appropriate balance to motivate the Company’s executives to deliver long-term results, while at the same time discouraging unreasonable risk-taking.

The Company’s Compensation Recoupment Policy, adopted January 20, 2010, provides that the Company may recoup incentive compensation received by any employee after such date if: (i) he or she engages in intentional misconduct pertaining to any financial reporting requirement under the Federal securities laws resulting in the Company being required to prepare and file an accounting restatement with the SEC as a result of such misconduct, other than a restatement due to changes in accounting policy; (ii) there is a material negative revision of a financial or operating measure on the basis of which incentive compensation was awarded or paid to the employee; or (iii) he or she engages in any fraud, theft, misappropriation, embezzlement or dishonesty to the material detriment of the Company’s financial results as filed with the SEC. In addition, the terms of the Company’s incentive plans provide a further vehicle for the Compensation Committee to seek to recoup any economic gain from any employee who engages in conduct that is not in good faith, and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Company. The Board believes that the Company’s Compensation Recoupment Policy, coupled with the terms of the Company’s executive plans, appropriately discourages conduct detrimental to the Company’s sustainable growth and promotes a corporate culture that is focused on integrity and accountability.

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The proponents’ Supporting Statement focuses only on the Company’s Compensation Recoupment Policy and states that it is too weak as applied to senior executives by requiring “intentional” misconduct and “sets the bar too high,” by limiting clawbacks to incidents having a “material” effect on the Company or producing a “material detriment.” The Board does not believe that any of the changes suggested in the proposal are necessary for the Compensation Recoupment Policy. The Board believes that the current structure of the Company’s compensation programs and incentive compensation recoupment policies are appropriate and effective and provide a balanced approach to aligning the interests of the Company’s senior executives and stockholders. The Board also believes that the proposal attempts to rewrite the Company’s Compensation Recoupment Policy in a manner that would upset the balanced approach carefully developed by the Board after due deliberation and taking into account relevant considerations to achieve such balance.

The proposal also calls for the Company to report on the results of any deliberations about whether to recoup compensation from a senior executive. The Company believes that such a report is unnecessary and inappropriate. Decisions to disclose information, taking into account applicable legal requirements, the desire of investors to receive information, confidentiality and commercial considerations, and other matters, are properly made on a case-by-case basis. Mandating a report would deprive the Board of the ability to exercise judgment and discretion with respect to the disclosure of potentially sensitive information.

Finally, it is incorrect for the proponents to suggest in the Supporting Statement that the $350 million in costs paid by the Company in 2012 to settle cases alleging overbilling customers and Medicaid programs resulted from some sort of intentional misconduct or inaccurate SEC reporting. In connection with those settlements, the Company stated that the claims were without merit and that the Company did not manipulate drug prices and did not violate any laws. Moreover, all costs were properly reflected in the Company’s financial statements, and neither those costs, nor any of the facts related thereto, resulted in inaccurate SEC reporting or an accounting restatement.

For the foregoing reasons, the Board of Directors believes that this proposal is not in the best interests of McKesson or our stockholders.

Your Board recommends a vote “AGAINST” this proposal.

Certain Relationships and Related Transactions

The Company and its subsidiaries may have transactions in the ordinary course of business with unaffiliated companies of which certain of the Company’s directors are directors and/or executive officers. The Company does not consider the amounts involved in such transactions to be material in relation to its businesses, the businesses of such other companies or the interests of the directors involved. In addition, the Company believes that such transactions are on the same terms generally offered by such other companies to other entities in comparable transactions. The Company anticipates that similar transactions may occur in FY 2014.

The brother-in-law of Mr. Hammergren is employed in the Company’s Distribution Solutions segment and received approximately $158,824 in salary and bonus during FY 2013 and was eligible to participate in the Company’s general welfare plans. The son, daughter and son-in-law of Mr. Julian are employed by the Company and in the aggregate they received $256,978 in salary and bonus during FY 2013 and were eligible to participate in the Company’s general welfare plans. Such compensation was established by the Company in accordance with its employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. The Company believes that any such relationships and transactions described herein were on terms that were reasonable and in the best interests of the Company.

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ADDITIONAL CORPORATE GOVERNANCE MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires certain persons, including the Company’s directors and executive officers, to file reports of ownership and changes in ownership with the SEC. Based on the Company’s review of the reporting forms received by it, the Company believes that all such filing requirements were satisfied for FY 2013.

Solicitation of Proxies

The Company is paying the cost of preparing, printing and mailing these proxy materials. We will reimburse brokerage firms, banks and others for their reasonable expenses in forwarding proxy materials to beneficial owners and obtaining their instructions. The Company has retained Broadridge Financial Solutions, Inc. to assist in distributing these proxy materials. We have also engaged Georgeson Shareholder Communications Inc. (“Georgeson”), a proxy solicitation firm, to assist in the solicitation of proxies. We expect Georgeson’s fee to be approximately $50,000 plus out-of-pocket expenses. The directors, officers and employees of the Company may also participate in the solicitation without additional compensation.

Other Matters

In addition to voting choices specifically marked, and unless otherwise indicated by the stockholder, the proxy card confers discretionary authority on the named proxy holders to vote on any matter that properly comes before the Annual Meeting, which is not described in these proxy materials. At the time this proxy statement went to press, the Company knew of no other matters that might be presented for stockholder action at the Annual Meeting.

Compliance with Corporate Governance Listing Standards

The Company submitted an unqualified certification to the NYSE in calendar year 2012 regarding the Company’s compliance with the NYSE corporate governance listing standards.

Stockholder Proposals for the 2014 Annual Meeting

To be eligible for inclusion in the Company’s 2014 proxy statement pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be sent to the Secretary of the Company at the principal executive offices of the Company, One Post Street, 35th Floor, San Francisco, California 94104, and must be received no later than February 21, 2014. The Company’s Advance Notice By-Law provisions require that stockholder proposals made outside of Rule 14a-8 under the Exchange Act must be submitted in accordance with the requirements of the By-Laws, no later than May 2, 2014 and no earlier than April 2, 2014.

A copy of the full text of the Company’s Advance Notice By-Law provisions referred to above may be obtained by writing to the Secretary of the Company.

By Order of the Board of Directors

Willie C. Bogan
Associate General Counsel and Secretary
June 21, 2013

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013, on file with the Securities and Exchange Commission, excluding certain exhibits, may be obtained without charge by writing to Investor Relations, Box K, McKesson Corporation, One Post Street, San Francisco, California 94104.

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APPENDIX A

SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP EARNINGS PER SHARE TO ADJUSTED EARNINGS PER SHARE (NON-GAAP)

	Years Ended March 31,
	2013	2012	2011	2010	2009
Diluted earnings per share from continuing operations (GAAP)	$5.59	$5.59	$4.29	$4.62	$2.95
Adjustments, net of tax:
Amortization of acquisition-related intangibles	0.57	0.47	0.31	0.26	0.28
Acquisition expenses and related adjustments	(0.02)	0.08	0.14	—	—
Litigation reserve adjustments	0.19	0.24	0.57	(0.04)	1.11
Adjusted earnings per share (Non-GAAP)(1)	$6.33	$6.38	$5.31	$4.85	$4.35
(1) May not add due to rounding.

Adjusted Earnings (Non-GAAP) Financial Information

Adjusted Earnings represents income from continuing operations, excluding the effects of the following items from the Company’s U.S. generally accepted accounting principles (“GAAP”) financial results, including the related income tax effects:

Amortization of acquisition-related intangibles — Amortization expense of acquired intangible assets purchased in connection with acquisitions by the Company.

Acquisition expenses and related adjustments — Transaction and integration expenses that are directly related to acquisitions by the Company. Examples include transaction closing costs, professional service fees, restructuring or severance charges, retention payments, employee relocation expenses, facility or other exit-related expenses, recoveries of acquisition-related expenses or post-closing expenses, bridge loan fees, and gains or losses on business combinations.

Litigation reserve adjustments — Adjustments to the Company’s reserves, including accrued interest, for estimated probable losses for its Average Wholesale Price and Securities Litigation matters, as such terms were defined in the Company’s Annual Reports on Form 10-K for the fiscal years ended March 31, 2013 and 2009.

Income taxes on Adjusted Earnings are calculated in accordance with Accounting Standards Codification 740, “Income Taxes,” which is the same accounting principles used by the Company when presenting its GAAP financial results.

The Company believes the presentation of non-GAAP measures such as Adjusted Earnings provides useful supplemental information to investors with regard to its core operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Adjusted Earnings assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Adjusted Earnings measure may be defined and calculated differently by other companies in the same industry.

The Company internally uses non-GAAP financial measures such as Adjusted Earnings in connection with its own financial planning and reporting processes. Specifically, Adjusted Earnings serves as one of the measures management utilizes when allocating resources, deploying capital and assessing business performance and employee incentive compensation. Nonetheless, non-GAAP financial results and related measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.

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APPENDIX B

McKESSON CORPORATION 2013 STOCK PLAN

1.	PURPOSE	B-2
2.	ADMINISTRATION	B-2
3.	ELIGIBILITY	B-3
4.	STOCK	B-3
5.	OPTIONS	B-3
6.	STOCK APPRECIATION RIGHTS	B-4
7.	RESTRICTED STOCK	B-5
8.	RESTRICTED STOCK UNITS	B-6
9.	OUTSIDE DIRECTOR AWARDS	B-6
10.	PERFORMANCE SHARES	B-6
11.	OTHER SHARE-BASED AWARDS	B-7
12.	PERFORMANCE OBJECTIVES	B-7
13.	CHANGE IN CONTROL	B-8
14.	AWARDS NOT TRANSFERABLE	B-8
15.	RECAPITALIZATION	B-9
16.	TERM OF PLAN	B-9
17.	SECURITIES LAW REQUIREMENTS AND LIMITATION OF RIGHTS	B-9
18.	AWARDS IN FOREIGN COUNTRIES	B-9
19.	BENEFICIARY DESIGNATION	B-9
20.	AMENDMENT OF THE PLAN	B-10
21.	RECOUPMENT	B-10
22.	USE OF PROCEEDS FROM STOCK	B-10
23.	APPROVAL OF STOCKHOLDERS	B-10
24.	PAPERLESS ADMINISTRATION	B-10
25.	GOVERNING LAW	B-10
26.	INTERPRETATION	B-10
27.	WITHHOLDING TAXES	B-10
28.	DEFINITIONS	B-11
29.	EXECUTION	B-12

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1.

PURPOSE

This McKesson Corporation 2013 Stock Plan is intended to provide Employees and Directors the opportunity to receive equity-based, long-term incentives so that the Corporation may effectively attract and retain the best available personnel, promote the success of the Corporation by motivating Employees and Directors to superior performance, and align Employee and Director interests with those of the Corporation’s stockholders. The Plan was adopted and approved by the Board on May 22, 2013, subject to the approval of the stockholders of the Corporation.

2.

ADMINISTRATION

(a)

Administration with respect to Outside Directors

With respect to Awards to Outside Directors, the Plan shall be administered by (A) the Governance Committee of the Board; provided that such committee consists solely of Directors who qualify as “non-employee directors” for purposes of Rule 16b-3 promulgated under the Exchange Act or (B) the Board, in its discretion. Notwithstanding the foregoing, all Awards made to members of the Governance Committee shall be approved by the Board.

(b)

Administration with respect to Employees

With respect to Awards to Employees, the Plan shall be administered by (A) the Compensation Committee of the Board; provided that such committee consists solely of Directors who qualify as “outside directors” for purposes of Code section 162(m) and “non-employee directors” for purposes of Rule 16b-3 promulgated under the Exchange Act, (B) the Board in its discretion or (C) in limited situations, by an officer or officers of the Corporation pursuant to Section 2(c).

(c)

Delegation of Authority

(i)

The Compensation Committee or the Board in its discretion may delegate to a Director the authority to administer the Plan with respect to Awards made to Employees who are not subject to Section 16 of the Exchange Act.

(ii)

The Compensation Committee or the Board in its discretion may delegate to an officer or officers of the Corporation the authority to administer the Plan with respect to Awards granted to Employees who are not subject to Section 16 of the Exchange Act.

(iii)

Notwithstanding the foregoing, in no event shall an officer of the Corporation be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees with respect to Awards intended to constitute qualified performance-based compensation, within the meaning of Code section 162(m) or (c) officers of the Corporation (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided however, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Code section 162(m) and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

(iv)

Any delegation hereunder shall be subject to the restrictions and limits that the Compensation Committee or the Board specifies, and such Administrator may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 2(c) shall serve in such capacity at the pleasure of such Administrator.

(d)

Powers of the Administrator

The Administrator shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan. The Administrator shall have the authority in its sole discretion to determine the following, without limitation: (i) the Employees and Directors who shall be granted Awards; (ii) the number of Shares to be subject to each Award; (iii) the vesting or acceleration of Awards; (iv) whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property; (v) whether and to what extent an Award may be canceled, forfeited, or surrendered; (vi) the form of each Award Agreement, which need not be identical for each Participant; (vii) the designation of Options as Incentive Stock Options or Nonstatutory Stock Options; and (viii) all other conditions of Awards to Employees and Directors.

The Administrator shall have the power to interpret the Plan and all Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent with the Plan, and to interpret, amend or revoke any such rules. The Administrator shall have the full power and authority, in its sole discretion, to supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements, to adopt subplans applicable to specified Affiliates or locations and to take all actions in connection with the administration of the Plan as it deems necessary or advisable.

The Administrator shall have, subject to the terms and conditions and within the limitations of the Plan, the authority to modify, extend or renew outstanding Awards granted to Employees and Directors under the Plan. Notwithstanding the foregoing, (i) in no event shall the term of any Option or Stock Appreciation Right be modified, extended or renewed to have a duration that goes beyond the original expiration date of such Award and (ii) no modification of an Award shall, without the consent of the Participant, impair the Participant’s rights under any Award previously granted under the Plan.

Notwithstanding the foregoing, the Administrator shall have no authority to cash out or otherwise cancel in exchange for consideration any outstanding Options or Stock Appreciation Rights with an exercise price that is in excess of the then Fair Market Value of the underlying Shares. In addition, without the consent of the stockholders of the Corporation, except as provided in Section 15, the Administrator shall have no authority to take any action that would constitute the repricing of any outstanding Options or Stock Appreciation Rights under the Plan, whether by (i) a reduction in the exercise price, (ii) the cancellation of any outstanding Options or Stock Appreciation Rights and the grant in substitution therefor of Options or Stock Appreciation Rights covering the same or different numbers of Shares, (iii) the exchange of any outstanding Options or Stock Appreciation Rights for other Awards or (iv) any other method.

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The interpretation and construction by the Administrator of any provisions of the Plan or of any Award shall be final and binding on all persons. No member of a Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

3.

ELIGIBILITY

Subject to the terms and conditions set forth below, Awards may be granted to Employees and Directors (“Eligible Persons”). Notwithstanding the foregoing, only employees of the Corporation and its Subsidiaries may be granted Incentive Stock Options.

4.

STOCK

(a)

Share Reserve

Subject to adjustment as provided in Section 15, the aggregate number of Shares reserved for issuance under the Plan shall be the sum of (i) 30,000,000 Shares, (ii) the number of Shares reserved but unissued as of the Effective Date under the Corporation’s 2005 Stock Plan, as amended and restated effective July 28, 2010, (the “Prior Plan”), and (iii) the number of Shares which become available for reuse following the Effective Date under the Prior Plan; provided that, as of the Effective Date, no further awards shall be made pursuant to the Prior Plan. Such Shares shall be shares of the Corporation’s authorized but unissued or reacquired Common Stock bought on the market or otherwise.

(b)

Plan Limitation; Incentive Stock Option Limitation

Notwithstanding any other provision of Section 4, for any one Share issued in connection with a Full Value Award, three and one-half (3.5) Shares shall no longer be available for issuance in connection with future Awards.

The maximum number of Shares that may be subject to Incentive Stock Options during the term of the Plan is 1,000,000.

(c)

Individual Limitations

A Participant may receive more than one Award, including Awards of the same type, but only on the terms and subject to the restrictions set forth in the Plan. Subject to adjustment as provided in Section 15, (i) the maximum aggregate number of Shares that may be subject to Full Value Awards granted to a Participant in any fiscal year of the Corporation is 500,000 and (ii) the maximum aggregate number of Shares that may be subject to Options or Stock Appreciation Rights granted to a Participant in any fiscal year of the Corporation is 1,000,000. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Code section 162(m).

(d)

Reuse of Shares

If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan at the same rate that such Shares were issued in accordance with Section 4(b). Notwithstanding the foregoing, (i) Shares that are exchanged by a Participant or withheld by the Company or any Subsidiary as full or partial payment in connection with the exercise or settlement of an Option or Stock Appreciation Right under the Plan, including the satisfaction of the tax withholding obligations related to such exercise or settlement of any Option or Stock Appreciation Right, shall not be available for subsequent Awards under the Plan, (ii) notwithstanding that a Stock Appreciation Right is settled by the delivery of a net number of Shares, the full number of Shares underlying such Stock Appreciation Right shall not be available for subsequent Awards under the Plan, and (iii) Shares repurchased on the open market with the proceeds of an Exercise Price shall not again be made available for issuance under the Plan. In addition, (x) Shares withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to the vesting or settlement of any Full Value Award shall again be available for grants of Awards pursuant to the Plan, (y) to the extent an Award is paid or settled in cash, the number of Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (z) Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.

5.

OPTIONS

(a)

Grants

Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Eligible Persons to whom, and the time or times at which, grants of Options will be made, the number of Options to be awarded, and all other terms and conditions of the Options. Options granted to Employees and Directors pursuant to the Plan shall be evidenced by Option Agreements in such form as the Administrator shall determine. Options shall be designated as Incentive Stock Options or Nonstatutory Stock Options and shall be subject to the following terms and conditions:

(b)

Number of Shares

Each Option shall state the number of Shares to which it pertains, which shall be subject to adjustment in accordance with Section 15.

(c)

Exercise Price

Each Option shall state the Exercise Price, which shall not be less than 100% the Fair Market Value of a Share on the date of grant, and which shall be subject to adjustment in accordance with Section 15.

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(d)

Method of Payment

An Option may be exercised, in whole or in part, by giving notice of exercise in the manner prescribed by the Corporation specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the Exercise Price in cash or, if acceptable to the Administrator in its sole discretion (i) in Shares already owned by the Participant (including, without limitation, by attestation to the ownership of such Shares), (ii) by the withholding and surrender of Shares subject to the Option, or (iii) by delivery (in a manner prescribed by the Administrator) of an irrevocable direction to a securities broker approved by the Administrator to sell Shares and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the purchase price and any withholding taxes. Payment may also be made in any other form approved by the Administrator, consistent with applicable law, regulations and rules.

(e)

Term and Exercise of Options

Each Option shall state the time or times when it may become exercisable. No Option shall be exercisable after the expiration of seven years from the date it is granted. In addition, no Option shall provide for a reload of such Option upon its exercise.

(f)

Termination of Employment

Each Option Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Corporation and its Affiliates. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Unless otherwise provided in Section 2(d) and the Option Agreement, the Administrator may, in its sole discretion, extend the post-termination exercise period with respect to an option (but not beyond the original term of such option).

(g)

Rights as a Stockholder

A Participant or a permitted transferee of a Participant shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of issuance of such Shares. Except as provided in Section 15, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued.

(h)

Limitations for Incentive Stock Option Awards

If and to the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which any Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries exceeds $100,000, the Options covering Shares in excess of such amount (taking into account the order in which the Options were granted) shall be treated as Nonstatutory Stock Options.

An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries is not eligible to receive an Incentive Stock Option pursuant to this Plan unless the Exercise Price of the Incentive Stock Option is at least 110% of the Fair Market Value of the underlying Shares on the date of grant and the term of the option does not exceed five years. For purposes of this Section 5(h) the stock ownership of an Employee shall be determined pursuant to Code section 424(d).

(i)

Other Terms and Conditions

The Option Agreement may contain such other terms and conditions, including restrictions or conditions on the vesting of the Option or the conditions under which the Option may be forfeited, as may be determined by the Administrator that are not inconsistent with the Plan. In no event shall any Option under the Plan be granted with a related right to receive dividend equivalents.

6.

STOCK APPRECIATION RIGHTS

(a)

Grants

Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Eligible Persons to whom, and the time or times at which, grants of Stock Appreciation Rights will be made, the number of Stock Appreciation Rights to be awarded, and all other terms and conditions of the Stock Appreciation Rights. Stock Appreciation Rights granted to Employees pursuant to the Plan may be granted alone, in addition to, or in conjunction with, Options. Stock Appreciation Rights shall be evidenced by Stock Appreciation Right Agreements in such form as the Administrator shall determine and shall be subject to the following terms and conditions:

(b)

Number of Shares

Each Stock Appreciation Right shall state the number of Shares to which it pertains, which shall be subject to adjustment in accordance with Section 15.

(c)

Calculation of Appreciation: Exercise Price

The amount payable on the exercise of a Stock Appreciation Right will be equal to the excess of (i) the aggregate Fair Market Value (on the date of exercise of the Stock Appreciation Right) of a number of Shares equal to the number of Shares with respect to which the Participant exercised such Stock Appreciation Right on such date, over (ii) the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Share on the date of grant and which shall be subject to adjustment in accordance with Section 15.

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(d)

Term and Exercise of Stock Appreciation Rights

Each Stock Appreciation Right shall state the time or times when it may become exercisable. No Stock Appreciation Right shall be exercisable after the expiration of seven years from the date it is granted. In addition, no Stock Appreciation Right shall provide for a reload of such Stock Appreciation Right upon its exercise.

(e)

Payment

The amount to be paid in respect of a Stock Appreciation Right may be paid in Common Stock or in cash, or any combination of the two, or in any other form of consideration as determined by the Administrator and contained in the Stock Appreciation Right Agreement.

(f)

Termination of Employment

Each Stock Appreciation Right Agreement shall set forth the extent to which the Participant shall have the right to exercise the Stock Appreciation Right following termination of the Participant’s employment or service with the Corporation and its Affiliates. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Stock Appreciation Right Agreements entered into pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

(g)

Rights as a Stockholder

A Participant or a transferee of a Participant shall have no rights as a stockholder with respect to any Shares covered by his or her Stock Appreciation Right until the date of issuance of such Shares. Except as provided in Section 15, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued.

(h)

Other Terms and Conditions

The Stock Appreciation Right Agreement may contain such other terms and conditions, including restrictions or conditions on the vesting of the Stock Appreciation Right or the conditions under which the Stock Appreciation Right may be forfeited, as may be determined by the Administrator that are not inconsistent with the Plan. In no event shall any Stock Appreciation Right under the Plan be granted with a related right to receive dividend equivalents.

7.

RESTRICTED STOCK

(a)

Grants

Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Eligible Persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of the Awards. The Administrator may condition the grant of Restricted Stock upon the attainment of specified performance objectives established by the Administrator pursuant to Section 12 or such other factors as the Administrator may determine in its sole discretion.

The terms of each Restricted Stock Award shall be set forth in a Restricted Stock Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. A book entry shall be made in the records of the Corporation’s transfer agent for each Participant receiving a Restricted Stock Award. Alternatively, such Participant shall be issued a stock certificate in respect of such shares of Restricted Stock. If a certificate is issued, it shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Administrator shall require that stock certificates evidencing such shares be held by the Corporation until the restrictions lapse and that, as a condition of any Restricted Stock Award, the Participant shall deliver to the Corporation a “stock assignment separate from certificate” relating to the stock covered by such Award.

(b)

Restrictions and Conditions

The shares of each Restricted Stock Award shall be subject to the following restrictions and conditions:

(i)

During a period set by the Administrator commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign or encumber shares of Restricted Stock, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act. Within these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance, a Change in Control or such other factors or criteria as the Administrator may determine in its sole discretion.

(ii)

Except as provided in this paragraph (ii) and paragraph (i) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares and the right to receive any cash dividends. The Administrator, in its sole discretion, as determined at the time of Award, may provide that the payment of cash dividends shall or may be deferred and, if the Administrator so determines, invested in additional shares of Restricted Stock to the extent available under Section 5, or otherwise invested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

(iii)

The Administrator shall specify the conditions under which shares of Restricted Stock may be forfeited and such conditions shall be set forth in the Restricted Stock Agreement.

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(iv)

If and when the Restriction Period applicable to shares of Restricted Stock expires without a prior forfeiture of the Restricted Stock, an appropriate book entry recording the Participant’s interest in unrestricted Shares shall be entered on the records of the Corporation’s transfer agent or, if appropriate, certificates for an appropriate number of unrestricted Shares shall be delivered promptly to the Participant, and the certificates for the shares of Restricted Stock shall be canceled.

8.

RESTRICTED STOCK UNITS

(a)

Grants

Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Eligible Persons to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Restricted Stock Units to be awarded, the price (if any) to be paid by the recipient of the Restricted Stock Units, the time or times within which such Restricted Stock Units may be subject to forfeiture, and all other terms and conditions of the Restricted Stock Unit Awards. The Administrator may condition the grant of Restricted Stock Unit Awards upon the attainment of specified performance objectives established by the Administrator pursuant to Section 12 or such other factors as the Administrator may determine in its sole discretion.

The terms of each Restricted Stock Unit Award shall be set forth in a Restricted Stock Unit Award Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. No book entry shall be made in the records of the Corporation’s transfer agent for a Participant receiving a Restricted Stock Unit Award, nor shall such Participant be issued a stock certificate in respect of such Restricted Stock Units, and the Participant shall have no right to or interest in shares of Common Stock of the Corporation as a result of the grant of Restricted Stock Units.

(b)

Restrictions and Conditions

Each Restricted Stock Unit Award shall be subject to the following restrictions and conditions:

(i)

At the time of grant of a Restricted Stock Unit Award, the Administrator may impose such restrictions or conditions on the vesting of the Restricted Stock Units, as the Administrator deems appropriate. The Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance, a Change in Control or such other factors or criteria as the Administrator may determine in its sole discretion.

(ii)

Dividend equivalents may be credited in respect of Restricted Stock Units, as the Administrator deems appropriate. In the discretion of the Administrator, such dividend equivalents may be credited on behalf of the Participant to a book account denominated in cash (in a manner prescribed by the Administrator and in compliance with Code section 409A) or converted into additional Restricted Stock Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of Shares equal to the number of Restricted Stock Units credited as of the record date for such dividend by (2) the Fair Market Value per Share on the payment date for such dividend. In the discretion of the Administrator, any dividend equivalents denominated in cash may be credited with interest at a rate determined by the Administrator in its discretion. Any additional Restricted Stock Units credited by reason of such dividend equivalents shall be subject to the same terms and conditions that apply to the underlying Restricted Stock Unit Award to which they relate.

(iii)

The Administrator shall specify the conditions under which Restricted Stock Units may be forfeited and such conditions shall be set forth in the Restricted Stock Unit Agreement.

9.

OUTSIDE DIRECTOR AWARDS

Each Outside Director may be granted a Restricted Stock Unit Award on the date of each annual meeting of stockholders for up to 5,000 Shares, as determined by the Board. Such limitation is subject to adjustment as provided in Section 15. Each Restricted Stock Unit Award shall be fully vested on the date of grant and shall be settled in Shares on the grant date; provided, however, that if the Corporation determines that the Outside Director will not satisfy the stock ownership guidelines then in effect for Outside Directors on the last day of the deferral election period applicable to such Award under Code section 409A, the delivery of the underlying Shares shall be automatically deferred until such time as the Director incurs a Separation from Service, and subject to any other terms and conditions prescribed by the Administrator and in compliance with Code section 409A (the “Automatic Deferral Requirement”). Dividend equivalents may be credited in respect of Restricted Stock Units, subject to the Automatic Deferral Requirement, as the Administrator deems appropriate. Such dividend equivalents may be credited on behalf of the Participant to a book account denominated in cash (in a manner prescribed by the Administrator and in compliance with Code section 409A) or converted into additional Restricted Stock Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of Shares equal to the number of Restricted Stock Units credited as of the record date for such dividend by (2) the Fair Market Value per Share on the payment date for such dividend. The additional Restricted Stock Units credited by reason of such dividend equivalents shall be subject to the same terms and conditions that apply to the underlying Restricted Stock Unit Award to which they relate. Other terms and conditions of the Restricted Stock Unit Awards granted to Outside Directors shall be determined by the Administrator subject to the provisions of Section 9 and the Plan.

10.

PERFORMANCE SHARES

(a)

Grants

Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees to whom, and the time or times at which, grants of Performance Shares will be made, the number of Performance Shares to be awarded, the price (if any) to be paid by the recipient of the Performance Shares, the time or times within which such Performance Shares may be subject to forfeiture, and all other terms and conditions of the Performance Shares.

– 2013 Proxy Statement   B-6

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The terms of Performance Shares shall be set forth in a Performance Share Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. No book entry shall be made in the records of the Corporation’s transfer agent for a Participant receiving a Performance Share Award nor shall certificate for shares of Common Stock be issued at the time the grant is made, and the Participant shall have no right to or interest in shares of Common Stock of the Corporation as a result of the grant of Performance Shares.

(b)

Restrictions and Conditions

Each Performance Share Award shall be subject to the following restrictions and conditions: The Administrator may condition the grant of Performance Shares upon the attainment of specified performance objectives established by the Administrator pursuant to Section 12 or such other factors as the Administrator may determine, in its sole discretion or the Administrator may, at the time of grant of a Performance Share Award, set performance objectives in its discretion which, depending on the extent to which they are met, shall determine the number of Performance Shares that shall be paid out to the Participant. In either case, the time period during which the performance objectives must be met is called the “Performance Period.” After the applicable Performance Period has ended, the recipient of the Performance Shares shall be entitled to receive the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved, and which shares may be subject to additional vesting. To the extent that any dividend equivalents are credited to a Participant in respect of Performance Shares (either in the discretion of the Administrator to a book account denominated in cash (in a manner prescribed by the Administrator and in compliance with Code section 409A) or converted into additional Performance Shares by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of Shares equal to the number of Performance Shares credited as of the record date for such dividend by (2) the Fair Market Value per Share on the payment date for such dividend), any additional Performance Shares or cash-denominated dividend equivalents credited shall be subject to the same terms and conditions that apply to the underlying Performance Share Award to which they relate. In the discretion of the Administrator, any dividend equivalents denominated in cash may be credited with interest at a rate determined by the Administrator in its discretion. Except as required under Code section 162(m), after the grant of Performance Shares, the Administrator, in its sole discretion, may reduce or waive any performance objective for such Performance Shares.

11.

OTHER SHARE-BASED AWARDS

(a)

Grants

Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares (“Other Share-Based Awards”), may be granted either alone or in addition to or in conjunction with other Awards under this Plan. Other Share-Based Awards may include (without limitation) the grant of Shares conditioned upon some specified event, the payment of cash based upon the performance of the Common Stock or the grant of securities convertible into Common Stock.

Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Eligible Persons to whom and the time or times at which Other Share-Based Awards shall be made, the number of Shares or other securities, if any, to be granted pursuant to Other Share-Based Awards, and all other conditions of the Other Share-Based Awards. The Administrator may condition the grant of an Other Share-Based Award upon the attainment of specified performance goals or such other factors as the Administrator shall determine, in its sole discretion. In granting an Other Share-Based Award, the Administrator may determine that the recipient of an Other Share-Based Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Shares or other securities covered by the Award, and the Administrator may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. The terms of any Other Share-Based Award shall be set forth in an Other Share-Based Award Agreement between the Corporation and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan.

(b)

Termination of Employment

The Other Share-Based Award Agreement shall contain provisions dealing with the disposition of such Award in the event of termination of the Employee’s employment or the Director’s service prior to the exercise, realization or payment of such Award, and the Administrator in its sole discretion may provide for payment of the Award in the event of the Participant’s termination of employment or service with the Corporation or a Change in Control, with such provisions to take account of the specific nature and purpose of the Award.

12.

PERFORMANCE OBJECTIVES

The Administrator shall determine the terms and conditions of Awards at the date of grant or thereafter; provided that performance objectives, if any, for each Award granted to a Covered Employee shall be established by the Administrator not later than the latest date permissible under Section 162(m). To the extent that such Awards are granted to Covered Employees, the performance criteria to be used shall be any of the following, either alone or in any combination, which may be expressed with respect to the Corporation or one or more operating units or groups, as the Compensation Committee may determine: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; debt; working capital; return on equity; return on net assets; return on total assets; return on investment; return on capital; return on committed capital; return on invested capital; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; stock price; customer satisfaction; employee satisfaction; total shareholder return; average invested capital; credit rating; gross margin; improvement in workforce diversity; operating expenses; operating expenses as a percentage of revenue; and succession plan development and implementation. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other corporations, may be (but need not be) different from year-to-year, and different performance objectives may be applicable to different Participants.

– 2013 Proxy Statement   B-7

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Performance objectives may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance objectives. The Administrator shall specify the manner of adjustment of any performance objective to the extent necessary to prevent dilution or enlargement of any Award as a result of extraordinary events or circumstances, as determined by the Administrator, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction.

13.

CHANGE IN CONTROL

(a)

The occurrence of a Change in Control shall not alone result in the accelerated vesting and exercisability of an Award unless otherwise provided in an Award agreement; provided, that an Award agreement may provide for full vesting and exercisability in the event of a qualifying termination of service with the Corporation (or a successor thereto) that occurs in connection with a Change in Control.

(b)

A “Change in Control” of the Corporation shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall occur:

(i)

Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act), excluding the Corporation or any of its affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of the Corporation or any of its affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a Corporation owned, directly or indirectly, by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities, excluding any person who becomes a beneficial owner in connection with a transaction described in clauses (A) or (B) of subparagraph (iii) below, and excluding from the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates; or

(ii)

The following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the date hereof, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on the date the Plan was originally adopted by the Board or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)

There is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 50% of the combined voting power of the voting securities of the Corporation or such surviving entity or parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than 30% of the combined voting power of the Corporation’s then outstanding securities; or

(iv)

The stockholders of the Corporation approve a plan of complete liquidation of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation’s assets immediately following which the voting securities of the Corporation outstanding immediately prior to such transaction continue to represent at least 50% of the combined voting power of the voting securities of the entity to which such assets are sold or disposed or any parent thereof.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Common Stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately prior to such transaction or series of transactions.

14.

AWARDS NOT TRANSFERABLE

An Option or Stock Appreciation Right shall, during a Participant’s lifetime, be exercisable only by the Participant, and no Award shall be transferable by Participant by operation of law or otherwise, other than by will, the laws of descent and distribution and in no event shall an Award be transferrable by the Participant for consideration. Notwithstanding the generality of the foregoing: (i) unless otherwise determined by the Administrator, a Participant may designate a beneficiary to succeed, after the Participant’s death, to all of the Participant’s Awards outstanding on the date of death; (ii) an Award (other than an Incentive Stock Option) may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act; and (iii) any Participant who is a senior executive officer recommended by the Chief Executive Officer and approved by the Administrator may voluntarily transfer any Award (other than an Incentive Stock Option) to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity and no other consideration. No transfer of an Award shall be effective to bind the Corporation unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Award or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Award by notice to the Participant and the Award shall thereupon become null and void.

– 2013 Proxy Statement   B-8

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15.

RECAPITALIZATION

In the event that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock, the Administrator shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares which may thereafter be issued in connection with respect to Awards pursuant to the Plan, (ii) the number and kind of shares or other property, including cash, issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, and (iv) the limitations set forth in Sections 3, 4 and 9; provided that with respect to Incentive Stock Options such adjustment shall be made in accordance with Section 424 of the Code, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.

16.

TERM OF PLAN

Awards may be granted pursuant to the Plan until May 22, 2023, unless the Plan is earlier terminated by the Board.

17.

SECURITIES LAW REQUIREMENTS AND LIMITATION OF RIGHTS

(a)

Securities Law

No Shares shall be issued pursuant to the Plan unless and until the Corporation has determined that: (i) it and the Participant have taken all actions required to register the Shares under the Securities Act of 1933 or perfected an exemption from registration; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of federal, state, local or foreign securities or other law, rule or regulation has been satisfied. Without limiting the foregoing, the Corporation shall have no obligation to issue or deliver Shares or other benefits subject to Awards granted under the Plan prior to (x) obtaining any approvals from government agencies that the Corporation determines are necessary or advisable, and (y) completion of any registration or other qualification with respect to the Shares under applicable law in the United States or in a jurisdiction outside of the United States or ruling of any governmental body that the Corporation determines is necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Corporation to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Corporation may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participants.

(b)

No Employment Rights

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Corporation or an Affiliate or to remain in service as a Director. The Corporation and its Affiliates reserve the right to terminate the employment of any Employee at any time, with or without cause or for no cause, subject only to a written employment contract (if any), and the Board reserves the right to terminate a Director’s membership on the Board for cause in accordance with the Corporation’s Certificate of Incorporation.

(c)

Stockholders’ Rights

Except as otherwise provided in the Plan, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to an appropriate book entry recording the Participant’s interest in Shares being entered on the records of the Corporation’s transfer agent or, if appropriate, the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such book entry is made or such certificate is issued.

18.

AWARDS IN FOREIGN COUNTRIES

The Administrator shall have the authority to adopt such modifications, rules, procedures and subplans as may be necessary or desirable to facilitate compliance with the provisions of the laws and procedures of foreign countries in which the Corporation or its Affiliates may operate, for the purposes of taking advantage of tax favorable treatment and to assure the viability of the benefits of Awards made to Participants employed in such countries and to meet the intent of the Plan.

19.

BENEFICIARY DESIGNATION

Participants and their Beneficiaries may designate on the prescribed form one or more Beneficiaries to whom distribution shall be made of any Award outstanding at the time of the Participant’s or Beneficiary’s death. A Participant or Beneficiary may change such designation at any time by filing the prescribed form with the Administrator. If a Beneficiary has not been designated or if no designated Beneficiary survives the Participant, distribution shall be made to the Participant’s spouse, or if none, the Participant’s children in equal shares, or if none, to the residuary beneficiary under the terms of the Participant’s or Beneficiary’s last will and testament or, in the absence of a last will and testament, to the Participant’s or Beneficiary’s estate as Beneficiary. Notwithstanding the foregoing, the Administrator may prescribe specific methods, restrictions on or eliminate beneficiary designations made by Participants or Beneficiaries located outside of the United States.

– 2013 Proxy Statement   B-9

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20.

AMENDMENT OF THE PLAN

The Board may, at any time, suspend or terminate the Plan and the Board or Compensation Committee may revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required for any such amendment if and to the extent such approval is required in order to comply with applicable law or stock exchange listing requirement. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority granted pursuant to the Plan, which discretion may be exercised without amendment to the Plan. No amendment hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award.

21.

RECOUPMENT

Awards are subject to the Corporation’s Compensation Recoupment Policy, which was first adopted by the Corporation on January 20, 2010, as amended from time to time, and which is hereby incorporated by reference into this Plan.

22.

USE OF PROCEEDS FROM STOCK

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Corporation.

23.

APPROVAL OF STOCKHOLDERS

This Plan and any amendments requiring stockholder approval shall be subject to approval by the affirmative vote of the stockholders. Such vote shall be taken at the first annual meeting of stockholders of the Corporation following the adoption of the Plan or of any such amendments, or any adjournment of such meeting.

24.

PAPERLESS ADMINISTRATION

In the event that the Corporation establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

25.

GOVERNING LAW

The law of the State of Delaware shall govern all question concerning the construction, validity and interpretation of the Plan, without regard to the state’s conflict of laws rules.

26.

INTERPRETATION

The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act, Code section 162(m) and Code section 409A, to the extent subject thereto, as well as the guidance promulgated under such provisions, and all provisions hereof shall be construed in a manner to so comply. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code section 409A, the Participant shall not be considered to have terminated employment with the Corporation for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a Separation from Service within the meaning of Code section 409A. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s termination of employment shall instead be paid on the first business day after the date that is six months following the Participant’s Separation from Service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Code section 409A, shall be construed as a separate identified payment for purposes of Code section 409A. Notwithstanding the foregoing, for each Award that constitutes nonqualified deferred compensation under Code section 409A, if required to avoid accelerated taxation and/or tax penalties, a Change in Control shall be deemed to have occurred for purposes of the payment or settlement of such Award under the Plan only if a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Code section 409A(a)(2)(A)(v) shall also be deemed to have occurred under Code section 409A.

27.

WITHHOLDING TAXES

(a)

General

To the extent required by applicable law, the recipient of any payment or distribution under the Plan shall make arrangements acceptable to the Corporation for the satisfaction of any required income tax, social insurance, payroll tax or other tax related to withholding obligations that arise by reason of such payment or distribution. The Corporation shall not be required to make such payment or distribution until such obligations are satisfied.

(b)

Withholding of Shares

The Administrator may permit a Participant who exercises an Option or Stock Appreciation Right, who vests in another Award or who receives Shares in settlement of another Award to satisfy all or part of his or her withholding tax obligations by having the Corporation withhold from the Shares that otherwise would be issued to him or her under such Awards shares of Common Stock having a value equal to or less than the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined. No fractional Shares shall be withheld but the number of Shares withheld shall be rounded down to the nearest whole Share. The payment of withholding taxes by surrendering Shares to the Corporation, if permitted by the Administrator, shall be subject to such additional restrictions as the Administrator may impose.

– 2013 Proxy Statement   B-10

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28.

DEFINITIONS

(a)

“Administrator” means either of the Committees appointed to administer the Plan, the Board in its discretion or, if applicable, an officer of the Corporation appointed to administer the Plan in accordance with Section 2(c).

(b)

“Affiliate” means any entity, whether a corporation, partnership, joint venture or other organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Corporation.

(c)

“Award” means any award of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Units, Performance Shares or an Other Share-Based Award under the Plan.

(d)

“Beneficiary” means a person designated as such by a Participant or a Beneficiary for purposes of the Plan or determined with reference to Section 19.

(e)

“Board” means the Board of Directors of the Corporation.

(f)

“Code” means the Internal Revenue Code of 1986, as amended.

(g)

“Committee” means the Compensation Committee of the Board (the “Compensation Committee”) or the Committee on Directors and Corporate Governance of the Board (the “Governance Committee”), or both, as applicable.

(h)

“Common Stock” means the $0.01 par value common stock of the Corporation.

(i)

“Corporation” means McKesson Corporation, a Delaware corporation.

(j)

“Covered Employee” shall have the meaning provided under Section 162(m) of the Code.

(k)

“Director” means a member of the Board.

(l)

“Effective Date” means the date on which the Plan was approved by the Corporation’s stockholders, which is July 31, 2013.

(m)

“Employee” means an individual employed by the Corporation or an Affiliate (within the meaning of Code section 3401 and the regulations thereunder).

(n)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)

“Exercise Price” means the price per Share at which an Option or Stock Appreciation Right may be exercised.

(p)

“Fair Market Value” of a Share as of a specified date means

(i)

if the Common Stock is listed or admitted to trading on any stock exchange, the closing price on such date as reported by such stock exchange (for example, on its official web site, such as www.nyse.com), or if there is no trading of Common Stock on such date, such closing price on the next preceding date on which there was trading in such shares, or

(ii)

if the Common Stock is not listed or admitted to trading on a stock exchange, the mean between the lowest reported bid price and highest reported asked price of the Common Stock on such date in the over-the-counter market, as reported by such over-the-counter market (for example, on its official web site, such as www.otcbb.com), or if no official report exists, as reported by any publication of general circulation selected by the Corporation which regularly reports the market price of the Shares in such market, or

(iii)

if the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Committee with respect to such date.

(q)

“Family Member” means any person identified as an “immediate family” member in Rule 16(a)-1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Committee may designate any other person(s) or entity(ies) as a “Family Member.”

(r)

“Full Value Award” means an Award other than an Option or a Stock Appreciation Right.

(s)

“Incentive Stock Option” means an Option described in Code section 422(b).

(t)

“Nonstatutory Stock Option” means an Option not described in Code section 422(b).

(u)

“Option” means an option to purchase shares of Common Stock granted pursuant to Section 5. “Option Agreement” means the agreement between the Corporation and the Participant which contains the terms and conditions pertaining to the Option.

(v)

“Other Share-Based Award” means an Award granted pursuant to Section 11. “Other Share-Based Award Agreement” means the agreement between the Corporation and the recipient of an Other Share-Based Award which contains the terms and conditions pertaining to the Other Share-Based Award.

(w)

“Outside Director” means a Director who is not an Employee.

– 2013 Proxy Statement   B-11

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(x)

“Participant” means an Employee or Director who has received an Award.

(y)

“Performance Shares” means an Award granted pursuant to Section 10. “Performance Share Agreement” means the agreement between the Corporation and the recipient of the Performance Shares which contains the terms and conditions pertaining to the Performance Shares.

(z)

“Plan” means this McKesson Corporation 2013 Stock Plan.

(aa)

“Restricted Stock” means a share of Common Stock which is granted pursuant to Section 7. “Restricted Stock Agreement” means the agreement between the Corporation and the recipient of the Restricted Stock which contains the terms, conditions and restrictions pertaining to the Restricted Stock.

(bb)

“Restricted Stock Unit” means an Award granted pursuant to Section 8. “Restricted Stock Unit Agreement” means the agreement between the Corporation and the recipient of the Restricted Stock Unit Award which contains the terms and conditions pertaining to the Restricted Stock Unit Award.

(cc)

“Separation from Service” means termination of services with the Corporation. For purposes of this definition, “the Corporation” shall be “the employer,” within the meaning of Code section 409A. A Participant shall be deemed to have had a Separation from Service if the Participant’s service with the Corporation is reduced to an annual rate that is equal to or less than twenty percent of the services rendered, on average, during the immediately preceding three years of service with the Corporation (or if providing service to the Corporation for less than three years, such lesser period).

(dd)

“Share” means one share of Common Stock, adjusted in accordance with Section 15 (if applicable).

(ee)

“Stock Appreciation Right” means a right granted pursuant to Section 6. “Stock Appreciation Right Agreement” means the agreement between the Corporation and the recipient of the Stock Appreciation Right which contains the terms and conditions pertaining to the Stock Appreciation Right.

(ff)

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

29.

EXECUTION

The Plan was adopted and approved by the Board on May 22, 2013, subject to the approval of the stockholders of the Corporation.

McKESSON CORPORATION
By:
Name:	/s/ Jorge Figueredo
Title:	Executive Vice President Human Resources

– 2013 Proxy Statement   B-12

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APPENDIX C

McKESSON CORPORATION 2000 EMPLOYEE STOCK PURCHASE PLAN

Amended and Restated as of May 22, 2013

1.

PURPOSE

The McKesson Corporation 2000 Employee Stock Purchase Plan (the “Plan”) is intended to encourage the employees of McKesson Corporation (the “Company”) and certain of its subsidiaries to acquire a proprietary interest, or to increase their existing proprietary interest, in the Company. The Board of Directors of the Company (the “Board”) believes that employee ownership of the Company’s stock will serve as an incentive, encouraging employees to continue their employment and to perform diligently their duties as employees.

The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Notwithstanding the foregoing, the Board may establish comparable offerings under the Plan that are not intended to qualify under Section 423 of the Code. Such offerings will be designated as being made under the non-Section 423 component of this Plan.

For purposes of this Plan, if the Board so determines, the employees of the Company and/or of any designated Parent or Subsidiary (as defined in Section 4(a) below) will be deemed to participate in a separate offering under the Section 423 component of the Plan, even if the dates of the applicable offering period of each such offering are identical, provided that the terms of participation are the same within each separate offering as determined under Section 423 of the Code.

2.

STOCK RESERVED FOR THE PLAN

The Company has reserved 21,100,000 shares of the Company’s common stock, $0.01 par value per share (“Stock”) for purchase by employees under the Plan. All of the shares of Stock may be used for offerings under the Section 423 component of the Plan. The number of shares of Stock reserved for the Plan may further be adjusted as provided in Section 16. The shares of Stock reserved for the Plan may be shares now or hereafter authorized but unissued, shares that have been reacquired by the Company, or shares of treasury stock.

3.

ADMINISTRATION

The Plan will be administered by the Compensation Committee of the Board (the “Committee”), consisting of members of the Board designated by the Board. The Board from time to time may remove members from, or add members to, the Committee. Vacancies on the Committee will be filled by the Board. Subject to the express provisions of the Plan, the Committee will have authority to interpret the Plan, to prescribe rules, sub-plans and regulations for implementing and administering the Plan, including as set forth in Section 17 of this Plan, and to make all other determinations necessary or advisable in administering the Plan. The determinations of the Committee will be final and binding upon all persons, unless otherwise determined by the Board. Fifty percent (50%) of the members of the Committee will constitute a quorum, and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent signed by all members of the Committee. To the extent consistent with applicable law, the Committee may delegate its duties hereunder to a sub-committee, whose members need not be members of the Board.

4.

ELIGIBILITY

(a)

Eligible Employees. Except as set forth in subsection (b) below, all employees of the Company, and all employees of any parent corporation, as defined in Section 424(e) of the Code (a “Parent”) or any subsidiary corporation as defined in Section 424(f) of the Code (a “Subsidiary”) of the Company that is designated by the Board from time to time will be eligible to participate in the Plan. In addition, the Board may designate as eligible to participate in the Plan any other entity controlled directly or indirectly by the Company which does not qualify as a subsidiary corporation as defined in Section 424(f) of the Code, and the employees of that entity shall be eligible to participate in the non-Section 423 component of the Plan and the Plan will not qualify as an employee stock purchase plan within the meaning of Section 423 of the Code as to those employees. Each such designated corporation or other entity may be referred to herein as a “Related Corporation.” Further, the Board may elect to designate any Parent or Subsidiary as participating in a separate offering under the Section 423 component or under the non-Section 423 component of the Plan. Such employees are referred to herein collectively as “Employees.” No person who is not an Employee will be eligible to participate in the Plan.

(b)

Excluded Employees. The following Employees will not be eligible to participate in the Plan:

(i)

any Employee whose customary employment is 20 hours or less per week or for not more than 5 months in any calendar year, or any lesser number of hours per week and/or number of months in any calendar year established by the Committee, if required under applicable local law, and the offering is made as part of a separate offering under the Section 423 component or under the non-Section 423 component of the Plan; and

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(ii)

any Employee who, immediately after a right to purchase Stock is granted hereunder, would own shares of Stock, or of the stock of a Parent or Subsidiary, possessing 5 percent or more of the total combined voting power or value of all classes of such stock. In determining whether an Employee owns 5 percent of such shares, (A) the attribution of ownership rules of Section 424(d) of the Code will apply, and (B) an Employee will be deemed to own the shares of stock underlying any outstanding option which has been granted (whether under the Plan or any other plan or arrangement); and

(iii)

any Employee who as of the first day of any Offering Period has not completed a period of employment of at least 60 days, unless exclusion of such Employees is inconsistent with applicable local law, in which case, participation in the Plan may be made available by the Committee as part of a separate offering under the non-Section 423 component of the Plan.

A person’s status as an Eligible Employee will be determined by the Company and such determination will be conclusive and binding on all persons notwithstanding any contrary determination of Eligible Employee status by any court or governmental agency.  To the extent a contrary determination requires an individual to be considered an Eligible Employee in order to preserve the Plan’s status as an employee stock purchase plan under Section 423 of the Code, such determination shall only apply prospectively from the date of the determination.

5.

OFFERING PERIODS

The Plan will be implemented by a series of offerings (each an “Offering Period”). Unless otherwise determined by the Committee, an Offering Period shall be three months in duration and shall begin on the first trading day that is on or after August 1, November 1, February 1 and May 1 and shall end on the last trading day of the month that is three months later. The first day of an Offering Period is referred to herein as an “Offering Date” and the last day of an Offering Period is referred to herein as a “Purchase Date.”

6.

ELECTION TO PARTICIPATE

(a)

Initial Election. Each Employee who is eligible to participate in the Plan may become a participant (a “Participant”) by making an election, prior to any Offering Date and in accordance with procedures established by the Committee, authorizing specified regular payroll deductions over the next succeeding Offering Period; provided, however, where applicable local laws prohibit payroll deductions for the purpose of participation in the Plan, the Committee may permit Participants in a specified separate offering under the Section 423 component or an offering under the non-Section 423 component of the Plan to contribute amounts to the Plan through cash, check or other means determined by the Committee. Each election will be expressed as a percentage of the Employee’s covered compensation (“Compensation”), which may not exceed 15 percent of the Employee’s Compensation for any payroll period or be less than 1 percent of the Employee’s Compensation for any payroll period (or such other maximum and minimum percentages as the Committee may determine). An Employee’s Compensation shall be the Employee’s “compensation” as defined in the McKesson Corporation Profit Sharing Investment Plan. Payroll deductions or contributions, as applicable, for a Participant will be made regularly and in equal amounts during the Offering Period by the Company, and will be credited to a bookkeeping account established by the Company in the name of the Participant (the “Cash Account”) unless a separate bank account is required to be set up under applicable local law. Unless required by local law, no interest will be paid on or credited to Cash Accounts. Except as provided in subsections (b) and (c) below, once a Participant is enrolled in the Plan, such Participant shall remain enrolled in the Plan until the Participant discontinues participation or is no longer eligible to participate.

(b)

Changes in Rate of Payroll Deductions/Contributions. A Participant may discontinue making payroll deductions or contributions, as applicable, in accordance with Section 6(c). A Participant may not increase or decrease the amount of payroll deductions or contributions, as applicable, elected for an Offering Period.

(c)

Discontinuance of Contributions. Pursuant to procedures established by the Committee, a Participant may discontinue participation in the Plan for the current Offering Period by providing notice to the Company or its designated agent. Upon such discontinuance, at the Participant’s election, the balance of the Participant’s Cash Account will be (i) returned to the Participant as soon as practicable or (ii) held in the Cash Account until the end of the Purchase Period and applied to purchase Stock in accordance with Section 10. A Participant who discontinues payroll deductions or contributions, as applicable, may recommence participation in the Plan as of the next Offering Date, provided the Participant otherwise is eligible to participate and timely elects to participate in accordance with procedures established by the Committee.

7.

INSUFFICIENT SHARES OF STOCK

If at any time the number of shares of Stock available for purchase under the Plan is insufficient to grant to each Participant the right to purchase the full number of shares to which the Participant otherwise would be entitled, then each Participant will have the right to purchase that number of available shares of Stock that is equal to the total number of available shares of Stock multiplied by a fraction, the numerator of which is the amount of Compensation credited to the Participant’s Cash Account for the Offering Period, and the denominator of which is the total amount of Compensation credited to the Cash Accounts of all Participants for the Offering Period.

8.

LIMITATION ON RIGHTS TO PURCHASE STOCK

No right to purchase shares of Stock under the Plan will be granted to an Employee if such right, when combined with all other rights and options granted under all of the employee stock purchase plans of the Company or any Parent or Subsidiary that are intended to be qualified under Section 423 of the Code would permit the Employee to purchase shares of Stock with a Fair Market Value (determined at the time the right or option is granted) in excess of $25,000 for each calendar year. Unused amounts shall not be carried over to other calendar years.

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In addition, in no event shall the number of shares of Stock that a Participant may purchase during any Offering Period under the Plan exceed 25,000 shares of Stock.

9.

PURCHASE PRICE

(a)

In General. The purchase price of each share of Stock on the Purchase Date will be 85% of the Fair Market Value of the Stock on the Purchase Date.

(b)

Fair Market Value. The Fair Market Value of the Stock, as of any date, shall be the composite closing price of the Stock on such day on the New York Stock Exchange (“NYSE”) as reported by such stock exchange (for example, on its official website www.nyse.com). If no transaction is reported for a particular date, the Fair Market Value will be the closing price on the closest preceding date for which any transaction is reported. If the Stock is not traded on the NYSE, the Fair Market Value will be determined using a method established by the Committee.

10.

PURCHASE OF STOCK

(a)

Funds in Cash Account Used to Purchase Shares of Stock. Subject to the share limitations set forth in Sections 7 and 8, as of each Purchase Date, the Committee will purchase from the Company using the funds in each Cash Account on such date, on behalf of each Participant having funds in a Cash Account, the number of whole or fractional shares of Stock determined by dividing the amount in such Cash Account on such date by the purchase price determined under Section 9.

(b)

Fractional Shares. Fractional shares may be credited to a Participant’s Stock Account (as defined in Section 11(a)). However, only whole shares may be withdrawn from a Participant’s Stock Account; fractional shares will be paid in cash.

(c)

Return of Excess Contributions. Any additional amounts remaining in a Participant’s Cash Account following the purchase of shares of Stock on any Purchase Date because of the application of one of the limitations set forth in Section 7 or 8 above shall be returned to the Participant immediately following the Purchase Date.

11.

STOCK ACCOUNTS

(a)

Establishment of Accounts. As soon as reasonably practicable after each Purchase Date, the Company will deliver to a custodian selected by the Committee (the “Custodian”), in electronic form, the total number of shares purchased by all Participants in the Offering Period. The Custodian will maintain a separate “Stock Account” for each Participant, which will be credited with the number of shares of Stock purchased by the Participant under the Plan.

(b)

Withdrawals from Stock Accounts. A Participant may at any time withdraw any shares of Stock credited to the Participant’s Stock Account. As soon as practicable after such request by a Participant, the Custodian will cause such shares to be transferred in electronic form to a broker designated by the Participant or will cause a certificate representing such shares to be delivered to the Participant.

(c)

Rights as Shareholders. A Participant will have all of the rights of a stockholder of the Company with respect to all of the shares of Stock credited to the Participant’s Stock Account, including the right to vote and receive dividends on such Shares.

12.

TERMINATION OF EMPLOYMENT

(a)

Termination Other Than Due to Death. If a Participant’s employment with the Company or any Parent or Subsidiary terminates during an Offering Period for any reason other than death, then the Participant’s participation in the Plan will immediately terminate and the balance of the Participant’s Cash Account will be returned to the Participant as soon as reasonably practicable. For purposes of the Plan, a Participant who is on an approved leave of absence will not be considered to have terminated employment until the 91st day of such leave of absence or such longer period as the Participant’s right to re-employment is guaranteed by statute or contract. For purposes of this Section 12(a), a Participant’s employment will not be considered terminated in the case of a transfer to the employment between Related Corporations, or between the Company and a Related Corporation. However, in the event of a transfer of employment, the Company may transfer Participant’s participation to a separate offering or non-Section 423 component offering which the entity that Participant is being transferred to is participating in, if advisable or necessary, considering application local law and the requirements of Section 423 of the Code. In any event, a Participant’s employment status for purposes of the Plan shall be determined in accordance with Treasury Regulation section 1.421-1(h).

(b)

Termination Due to Death. If a Participant’s employment with the Company or any Parent or Subsidiary terminates during an Offering Period due to death, then, at the election of the Participant’s beneficiary, the balance of the Participant’s Cash Account will be (i) delivered to the beneficiary in cash or (ii) held in the Cash Account until the end of the Offering Period and applied to purchase Stock in accordance with Section 10.

13.

DESIGNATION OF BENEFICIARY

Subject to applicable local law and in accordance with procedures established by the Committee, a Participant’s beneficiary under the Plan shall be the Participant’s surviving spouse, or if there is none, the Participant’s surviving children in equal shares, or if there are none, the Participant’s estate.

14.

COMPLIANCE WITH SECURITIES LAW

All shares of Stock issued under the Plan will be subject to such restrictions as the Committee may deem advisable under any applicable federal, state or foreign securities laws, and the Committee may cause a legend or legends making reference to such restrictions to be placed on the certificates representing such shares.

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15.

RIGHTS NOT TRANSFERABLE

Neither payroll deductions nor contributions, as applicable, credited to a Participant’s Cash Account nor any rights under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant (other than by will or the laws of descent and distribution or as provided in Section 13 hereof). Rights under the Plan are exercisable during the lifetime of the Participant only by the Participant.

16.

ADJUSTMENT IN CASE OF CHANGES AFFECTING THE COMPANY’S STOCK

In the event that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock, the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number, type and price of shares subject to outstanding purchase rights under the Plan, (iii) the number of shares credited to Participants’ Stock Accounts and (iv) the maximum number of shares each Participant may purchase during each Offering Period; provided that any such adjustment shall be made in accordance with Section 424 of the Code.

17.

FOREIGN EMPLOYEES

The Committee may provide for such special terms for Participants who are foreign nationals, or who are employed by the Company or a Parent or Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments or restatements of, or sub-plans to, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or sub-plans will include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company. In the event any provisions are implemented that would cause the offering to fail to meet the requirements of Section 423 of the Code, the offering will be made under the non-Section 423 component of the Plan.

18.

AMENDMENT OF THE PLAN

The Board may amend the Plan in any respect; provided, however, that, any amendment that is considered an adoption of a new plan under Treasury Regulation section 1.423-2(c)(4), such as increasing the number of shares of Stock reserved under the Plan (other than as provided in Section 16), must be approved, within 12 months of the adoption of such an amendment, by the holders of a majority of the voting power of the outstanding shares of Stock.

19.

TERMINATION OF THE PLAN

The Plan and all rights of Employees hereunder will terminate:

(a)

as of the Purchase Date on which Participants purchase a number of shares of Stock that substantially exhausts the number of shares available for issuance under the Plan, to such an extent that the Committee determines that no subsequent offerings are practicable; or

(b)

at any time upon action of the Board; provided, however, that if the Plan is terminated during any Offering Period, any amounts in a Participant’s Cash Account will be returned to the Participant as soon thereafter as practicable.

20.

EFFECTIVE DATE

This Amendment and Restatement was adopted and approved May 22, 2013 for all Offering Periods commencing following the approval of the Company’s stockholders, which was obtained on July 31, 2013.

21.

GOVERNMENT AND OTHER REGULATIONS

(a)

In General. The Plan, and the grant and exercise of the rights to purchase shares of Stock hereunder, and the Company’s obligation to sell and deliver shares of Stock, will be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required. The Company shall not be obligated to deliver any shares of Stock unless and until all such rules, regulations and approval requirements have been complied with.

(b)

Withholding Obligations. Each Participant will, no later than the date as of which the value of any purchase right granted under the Plan first becomes eligible to be included in the gross income of the Participant for federal, state or local tax purposes (or any other time that a taxable event related to the Plan occurs), pay to the Company, or make arrangements satisfactory to the Company, regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such purchase right. The obligations of the Company under the Plan will be conditional on the making of such payments or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

22.

INDEMNIFICATION OF COMMITTEE

In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee will be indemnified by the Company against reasonable expenses (including, without limitation, attorneys’ fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it will be adjudged in such action, suit or proceeding that such Committee member did not act in good faith and in a manner the Committee member reasonably believed to be in or not opposed to the best interests of the Company.

– 2013 Proxy Statement   C-4

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APPENDIX D

AMENDED AND RESTATED BY-LAWS of McKESSON CORPORATION a Delaware corporation

~~as amended July 27, 2011~~

(as amended by the Board of Directors on January 30, 2013, subject to stockholder approval)

Article I	OFFICES	D-3
Section 1.	Registered Office	D-3
Section 2.	Other Offices	D-3
Article II	STOCKHOLDERS’ MEETINGS	D-3
Section 1.	Place of Meetings	D-3
Section 2.	Annual Meetings	D-3
Section 3.	Special Meetings	D-3
Section 4.	Notice of Meetings	D-5
Section 5.	Quorum	D-5
Section 6.	Voting Rights	D-6
Section 7.	Voting Procedures and Inspectors of Elections	D-6
Section 8.	List of Stockholders	D-7
Section 9.	Stockholder Proposals at Annual Meetings	D-7
Section 10.	Nominations of Persons for Election to the Board of Directors	D-8
Article III	DIRECTORS	D-9
Section 1.	General Powers	D-9
Section 2.	Number and Term of Office; Removal	D-9
Section 3.	Election of Directors	D-9
Section 4.	Vacancies	D-10
Section 5.	Resignations	D-10
Section 6.	Annual Meetings	D-10
Section 7.	Regular Meetings	D-10
Section 8.	Special Meetings; Notice	D-10
Section 9.	Quorum and Manner of Acting	D-11
Section 10.	Consent in Writing	D-11
Section 11.	Committees	D-11
Section 12.	Telephone Meetings	D-12
Section 13.	Compensation	D-12
Section 14.	Interested Directors	D-12
Section 15.	Directors Elected by Special Class or Series	D-12

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Article IV	OFFICERS	D-12
Section 1.	Designation of Officers	D-12
Section 2.	Term of Office; Resignation; Removal	D-12
Section 3.	Vacancies	D-13
Section 4.	Authority of Officers	D-13
Section 5.	Divisional Titles	D-13
Section 6.	Salaries	D-13
Article V	EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION	D-13
Section 1.	Execution of Instruments	D-13
Section 2.	Voting of Securities Owned by the Corporation	D-14
Article VI	SHARES OF STOCK AND OTHER SECURITIES	D-14
Section 1.	Form and Execution of Certificates	D-14
Section 2.	Lost Certificates	D-14
Section 3.	Transfers	D-14
Section 4.	Fixing Record Dates	D-14
Section 5.	Registered Stockholders	D-15
Section 6.	Regulations	D-15
Section 7.	Other Securities of the Corporation	D-15
Article VII	CORPORATE SEAL	D-15
Article VIII	INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS	D-15
Section 1.	Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation	D-15
Section 2.	Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation	D-16
Section 3.	Authorization of Indemnification	D-16
Section 4.	Good Faith Defined	D-16
Section 5.	Indemnification by a Court	D-16
Section 6.	Expenses Payable in Advance	D-17
Section 7.	Nonexclusivity of Indemnification and Advancement of Expenses	D-17
Section 8.	Insurance	D-17
Section 9.	Certain Definitions	D-17
Section 10.	Survival of Indemnification and Advancement of Expenses	D-17
Section 11.	Limitation on Indemnification.	D-17
Section 12.	Indemnification of Employees and Agents	D-18
Section 13.	Effect of Amendment	D-18
Section 14.	Authority to Enter into Indemnification Agreements	D-18
Article IX	NOTICES	D-18
Article X	AMENDMENTS	D-19

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Article I  Offices

Section 1.    Registered Office

The address of the registered office of Corporation within the State of Delaware is 2711 Centerville Road, City of Wilmington, 19808, County of New Castle. The name of the registered agent of the Corporation at such address is The Prentice-Hall Corporation System, Inc.

Section 2.    Other Offices

The Corporation shall also have and maintain an office or principal place of business at One Post Street, San Francisco, California and may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

Article II  Stockholders’ Meetings

Section 1.    Place of Meetings

Meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Corporation required to be maintained pursuant to Section 2 of ARTICLE I hereof.

Section 2.    Annual Meetings

Each annual meeting of stockholders of the Corporation for the purpose of election of directors and for such other business as may lawfully come before the stockholders at such meeting, shall be held on such date and at such time as may be designated from time to time by the Board of Directors, or, if not so designated, then at 10:00 a.m. on the last Wednesday in July in each year if not a legal holiday, and, if a legal holiday, at the same hour and place on the next succeeding day not a holiday.

Section 3.    Special Meetings

(a)

Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by the Chairman of the Board or the President or the Board of Directors at any time. Stockholders’ ~~may not call special meetings of the stockholders of the Corporation.~~ ability to cause a special meeting to be held is described in Section 3(b) below.

(b)

Subject to the provisions of this Section 3(b) and all other applicable sections of these By-Laws, a special meeting of stockholders shall be called by the Secretary of the Corporation upon written request (a “Special Meeting Request”) of one or more persons who or which Net Long Beneficially Own(s) not less than 25% of the outstanding shares of common stock of the Corporation (the “Requisite Percentage”) as of the time of such request and has or have had continuous Net Long Beneficial Ownership of at least the Requisite Percentage for a minimum of one full year prior to the date of submission of the Special Meeting Request.

(i)

A Special Meeting Request must be delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the attention of the Secretary of the Corporation at the principal executive offices of the Corporation. A Special Meeting Request shall be valid only if it is signed and dated by each stockholder of record submitting the Special Meeting Request and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made, or such stockholder’s or beneficial owner’s duly authorized agent (each, a “Requesting Stockholder”), and includes (A) a statement of the specific purpose(s) of the special meeting and the reasons for conducting such business at the special meeting; (B) in the case of any director nominations proposed to be presented at the special meeting, the information required by Section 10(c) of this Article II; (C) in the case of any matter (other than a director nomination) proposed to be conducted at the special meeting, the information required by Section 9(c) of this Article II; (D) a representation that each Requesting Stockholder, or one or more representatives of each such stockholder, intends to appear in person or by proxy at the special meeting to present the proposal(s) or business to be brought before the special meeting; (E) an agreement by the Requesting Stockholders to notify the Corporation promptly in the event of (1) any disposition prior to the time of the special meeting of any shares included within any Requesting Stockholder’s Net Long Beneficial Ownership as of the date on which the Special Meeting Request was delivered to the Secretary and (2) any material change prior to the time of the special meeting in any Requesting Stockholder’s Net Long Beneficial Ownership; (F) an acknowledgement that prior to the special meeting any disposition of shares of the Corporation’s common stock included within any Requesting Stockholder’s Net Long Beneficial Ownership as of the date on which the Special Meeting Request was delivered to the Secretary shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares and that any decrease in the Requesting Stockholders’ aggregate Net Long Beneficial Ownership to less than the Requisite Percentage shall be deemed to be an absolute revocation of such Special Meeting Request; and (G) documentary evidence that the Requesting Stockholders had Net Long Beneficial Ownership of the Requisite Percentage as of the date of delivery of the Special Meeting Request to the Secretary and for a minimum of one full year prior to the date of such delivery; provided, however, that if any of the Requesting Stockholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within ten days after the date of delivery of the Special Meeting Request to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made had, together with any Requesting Stockholders who are beneficial owners, Net Long Beneficial Ownership of the Requisite Percentage as of the date of delivery of such Special Meeting Request to the Secretary and for a minimum of one full year prior to the date of such delivery. In addition, the Requesting Stockholders on whose behalf the Special Meeting Request is being made shall (x) further update and supplement the information provided in the Special Meeting Request, if necessary, so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and as of the date that is ten business days prior to the date of the special meeting or any adjournment or postponement thereof, or, if there are fewer than ten business days between the date of the special meeting and such adjourned or postponed meeting, then as of the date of the special meeting so adjourned or postponed, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for notice of and voting at the special meeting (in the case of an update and supplement required to be made as of such record date), and not later than eight business days prior to the date of the special meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed) (in the case of an update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof) and (y) promptly provide any other information reasonably requested by the Corporation.

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(ii)

A Special Meeting Request shall not be valid, and a special meeting requested by stockholders shall not be held, if (A) the Special Meeting Request does not comply with this Section 3(b); (B) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; (C) the Special Meeting Request is delivered during the period commencing 120 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the earlier of (x) the date of the next annual meeting or (y) 30 days after the first anniversary of the date of the previous annual meeting; (D) an identical or substantially similar item (as determined in good faith by the Board, a “Similar Item”), other than the election of directors, (1) was presented at an annual or special meeting of stockholders held not more than 12 months before delivery of the Special Meeting Request or (2) is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the Corporation of a Special Meeting Request; (E) a proposed item of business involves the election or removal of directors, changing the size of the Board of Directors, the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors or any similar matter (as determined in good faith by the Board, an “Election Item”) and any Election Item (1) was presented at an annual or special meeting of stockholders held not more than 120 days before delivery of the Special Meeting Request or (2) is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the Corporation of a Special Meeting Request; or (F) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable law.

(iii)

Special meetings of stockholders called pursuant to this Section 3(b) shall be held at such place, on such date, and at such time as the Board of Directors shall fix; provided, however, that the special meeting shall not be held more than 120 days after receipt by the Corporation of a valid Special Meeting Request.

(iv)

The Requesting Stockholders may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. If, following such revocation (or any deemed revocation pursuant to clause (F) of Section 3(b)(i)), there are unrevoked requests from Requesting Stockholders holding in the aggregate less than the Requisite Percentage (or there are no unrevoked requests at all), the Board, in its discretion, may cancel the special meeting.

(v)

If none of the Requesting Stockholders appears or sends a duly authorized agent to present the business specified in the Special Meeting Request to be presented for consideration, the Corporation need not present such business for a vote at the special meeting, notwithstanding that proxies in respect of such business may have been received by the Corporation.

(vi)

Business transacted at any special meeting called pursuant to this Section 3(b) shall be limited to (A) the purpose(s) stated in a valid Special Meeting Request received from the Requesting Stockholders holding in the aggregate the Requisite Percentage and (B) any additional matters that the Board determines to include in the Corporation’s notice of the special meeting.

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(vii)

For the purposes of this Section 3(b), the following definitions shall apply:

An “Affiliate” of a person shall mean another person that, directly or indirectly through one of more intermediaries, controls, is controlled by or is under common control with such person.

An “Associate” of a person shall mean (i) any corporation or organization (other than a majority-owned subsidiary of such person) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities; (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Corporation or any of its parents or subsidiaries.

“Net Long Beneficial Ownership” (and its correlative terms), when used to describe the nature of a person’s ownership of common stock of the Corporation, shall mean the shares of stock of the Corporation that such person or, if such person is a nominee, custodian or other agent that is holding the shares on behalf of another person (the “beneficial owner”), that such beneficial owner would then be deemed to own pursuant to Rule 200(b) under the Exchange Act (as such Rule is in effect on the date on which the By-Laws are first amended to include this Section 3(b)), excluding, at any time, any shares as to which such stockholder or beneficial owner, as the case may be, does not then have the right to vote or direct the vote and excluding, at any time, any shares as to which such person or beneficial owner (or any Affiliate or Associate of such person or beneficial owner), as the case may be, had directly or indirectly entered into (or caused to be entered into) and not yet terminated a derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares, and further subtracting from any person’s ownership of shares at any time such person’s (and such person’s Affiliates’ and Associates’) “short position” (as defined pursuant to Rule 14e-4(a) under the Exchange Act) (as such Rule is in effect on the date on which the By-Laws are first amended to include this Section 3(b)), all as the Board of Directors shall determine in good faith. The Board of Directors shall determine in good faith whether all requirements set forth in this Section 3(b) have been satisfied and such determination shall be binding on the Corporation and its stockholders.

Section 4.    Notice of Meetings

(a)

Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, date and hour and purpose or purposes of the meeting, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat, directed to such stockholder’s address as it appears upon the books of the Corporation; except that where the matter to be acted on is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than 20 nor more than 60 days prior to such meeting. Such notice may be given in any form or manner permitted by the Delaware General Corporation Law, including Section 232 thereof relating to notice by electronic transmission.

(b)

If at any meeting action is proposed to be taken which, if taken, would entitle stockholders fulfilling the requirements of Section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement to that effect and shall be accompanied by a copy of that statutory section.

(c)

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(d)

Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and to the extent permitted by law, will be waived by any stockholder by such stockholder’s attendance thereat, in person or by proxy. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

(e)

Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of such person’s legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

Section 5.    Quorum

At all meetings of stockholders, except where otherwise provided by law, the Certificate of Incorporation, or these By-Laws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at such meeting has been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at such meeting.

In the absence of a quorum any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. At such adjourned meeting at which a quorum is present or represented any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

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In the event that at any meeting at which the holders of more than one class or series of the Corporation’s capital stock are entitled to vote as a class, a quorum of any such class or series is lacking, the holders of any class or series represented by a quorum may proceed with the transaction of the business to be transacted by such class or series, and if such business is the election of directors, the directors whose successors shall not have been elected shall continue in office until their successors shall have been duly elected and shall have qualified.

Section 6.    Voting Rights

(a)

Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the Corporation on the record date for determining the stockholders entitled to vote at such meeting shall be entitled to vote at such meeting. Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

(b)

Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or such person’s duly authorized agent, which proxy shall be filed with the Secretary of the Corporation at or before the meeting at which it is to be used. Said proxy so appointed need not be a stockholder. No proxy shall be voted on after three years from its date unless the proxy provides for a longer period.

(c)

Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy pursuant to subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(i)

~~(1)~~ A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such stockholder’s signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(ii)

~~(2)~~ A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by such stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d)

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 7.    Voting Procedures and Inspectors of Elections

(a)

The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

(b)

The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c)

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

(d)

In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 212(c)(2) of the Delaware General Corporation Law, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this Section shall specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

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(e)

The provisions of this Section 7 shall not apply to any annual meeting of stockholders held prior to the annual meeting of stockholders held in 1995.

Section 8.    List of Stockholders

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ~~10~~ ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ~~10~~ ten days prior to the meeting, either at a place within the city where the meeting is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 9.    Stockholder Proposals at Annual Meetings

(a)

At an annual meeting of the stockholders, only such business (other than nominations for election to the Board of Directors, which must comply with the provisions of ARTICLE II, Section 10) shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) otherwise properly brought before the meeting by a stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 9 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in this Section 9.

(b)

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 25 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the ~~10th~~ tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure (as defined below) of the date of the annual meeting was made, whichever first occurs. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c)

To be in proper form, a stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, (A) the name and address of such person, (B) the class, series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person, (C) the name of each nominee holder for, and the number of, shares owned beneficially but not of record by each such person and (D) whether and the extent to which any hedging or other transaction has been entered into by or on behalf of such stockholder with respect to the stock of the Corporation and whether and the extent to which any other transaction, agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights or borrowing or lending shares of stock) has been made by or on behalf of such stockholder, the effect or intent of any of the foregoing being to manage the risk or benefit of share price changes in the stock price of the Corporation for such person or to increase or decrease the voting power or pecuniary or economic interest of such person with respect to stock of the Corporation; (iii) a description of all agreements, arrangements or understandings (whether written or oral) between or among the stockholder giving the notice and on whose behalf the proposal is being made and any other person or persons in connection with the proposal and any material interest in such business, including any anticipated benefit to such person or persons therefrom; (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the annual meeting to bring such business before the meeting; (v) a representation whether the stockholder or the beneficial owner, if any, intends, or is part of a group that intends, to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of the proposal; and (vi) any other information relating to the stockholder giving the notice and on whose behalf the proposal is being made that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies with respect to business brought at an annual meeting of stockholders pursuant to Section 14 of the ~~Securities Exchange Act of 1934, as amended (the “Exchange Act”)~~ Exchange Act, and the rules and regulations promulgated thereunder.

(d)

A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 9 shall be true and correct as of the record date for the meeting, and such update and supplement shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting.

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(e)

Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 9, provided, however, that nothing in this Section 9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedures.

(f)

The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 9, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(g)

For purposes of ARTICLE II, Sections 9 and 10 of these By-Laws, “public disclosure” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(h)

Nothing contained in this Section 9 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision of law).

Section 10.    Nominations of Persons for Election to the Board of Directors

(a)

In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (i) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (ii) by any nominating committee or person appointed by the Board of Directors or (iii) by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 10 and on the record date for the determination of stockholders entitled to vote at such annual or special meeting and (B) who complies with the notice procedures set forth in this Section 10.

(b)

Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of an annual meeting not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 25 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the ~~10th~~ tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the ~~10th~~ tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever occurs first. In no event shall the public disclosure of an adjournment or postponement of a stockholder meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c)

To be in proper form, such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class, series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person, (D) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, (E) the name of the nominee holder for, and number of, shares owned beneficially but not of record by such person, and (F) whether and the extent to which any hedging or other transaction has been entered into by or on behalf of such person with respect to the stock of the Corporation and whether and the extent to which any other transaction, agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights or borrowing or lending shares of stock) has been made by or on behalf of such person, the effect or intent of any of the foregoing being to manage the risk or benefit of share price changes in the stock price of the Corporation for such person or to increase or decrease the voting power or pecuniary or economic interest of such person with respect to stock of the Corporation; (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made, (A) the name and address of such person, (B) the class, series and number of all shares of stock of the Corporation which are owned beneficially, or of record, by such person, (C) the name of the nominee holder for, and the number of, shares owned beneficially but not of record by such person, (D) whether and the extent to which any hedging or other transaction has been entered into by or on behalf of such person with respect to the stock of the Corporation and whether and the extent to which any other transaction, agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights or borrowing or lending shares of stock) has been made by or on behalf of such person, the effect or intent of any of the foregoing being to manage the risk or benefit of share price changes in the stock price of the Corporation for such person or to increase or decrease the voting power or pecuniary or economic interest of such person with respect to stock of the Corporation; (iii) a description of all agreements, arrangements or understandings (whether written or oral) between or among such persons pursuant to which the nomination(s) are to be made by the stockholder and any relationship between or among the stockholder giving notice and the beneficial owner, if any, on the one hand, and each proposed nominee, on the other hand; (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; (v) a representation whether the stockholder or the beneficial owner, if any, intends, or is part of a group that intends, to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to elect the nominee or otherwise solicit proxies from stockholders in support of the nomination; and (vi) any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by (i) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected and (ii) a resignation in the form prescribed by Section 3(c) of ARTICLE III of these By-Laws. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine whether such proposed nominee meets the criteria set forth in the Corporation’s Corporate Governance Guidelines to serve as a director of the Corporation, including with regard to the independence of such proposed nominee.

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(d)

A stockholder providing notice of any nomination proposed to be made at an annual or special meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 10 shall be true and correct as of the record date for the annual or special meeting, and such update and supplement shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than five business days after the record date of the meeting.

(e)

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 10.

(f)

These provisions shall not apply to the nomination of any persons entitled to be separately elected as directors by holders of preferred stock.

(g)

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Article III  Directors

Section 1.    General Powers

The property, affairs and business of the Corporation shall be managed under the direction of its Board of Directors, which may exercise all of the powers of the Corporation, except such as are by law or by the Certificate of Incorporation or by these By-Laws expressly conferred upon or reserved to the stockholders.

Section 2.    Number and Term of Office; Removal

(a)

Number. The number of directors of the Corporation shall be fixed from time to time by these By-Laws but in no event shall be less than three (3) or more than fifteen (15), with the exact number to be fixed from time to time by resolution of the Board of Directors.

(b)

Term. Each nominee elected by the stockholders at the 2007 annual meeting of the stockholders to serve as director shall hold office for a term commencing the date of the 2007 annual meeting, or such later date as determined by the Board of Directors, and ending on the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier resignation or removal. At each annual meeting of stockholders subsequent to the 2007 annual meeting of stockholders, each nominee elected by the stockholders to serve as director shall hold office for a term commencing on the date of the annual meeting, or such later date as shall be determined by the Board of Directors, and ending on the date of the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier resignation or removal.

(c)

Removal. A director may be removed from office, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors and, subject to such removal, death, resignation, retirement or disqualification, shall hold office until such director’s term expires and until such director’s successor shall be elected and qualified. In no case shall a decrease in the number of directors shorten the term of any incumbent director.

The provisions of this Section 2 shall not apply to directors governed by Section 15 of this ARTICLE III.

Section 3.    Election of Directors

(a)

Majority Voting. Except as provided in paragraph (b) below with respect to Contested Elections, each nominee shall be elected a director by a Majority Vote with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present. For purposes of these By-Laws, a “Majority Vote” means that the number of votes cast in favor of a nominee must exceed the number of votes cast against that nominee’s election. Abstentions and broker non-votes, if any, will not count as a vote cast with respect to that nominee.

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(b)

Contested Elections. Directors shall be elected by a plurality of the votes cast in any Contested Election. For purposes of these By-Laws, a “Contested Election” means an election of directors (i) for which the Secretary of the Corporation has received a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with Section 10 of ARTICLE II of these By-Laws, and (ii) such nomination has not been withdrawn at least five days prior to the date the Corporation first mails the notice of meeting for such meeting to stockholders.

(c)

Resignation and Replacement of Unsuccessful Incumbents.

(i)

In order for any person to become a nominee of the Board of Directors for service on the Board of Directors, such person must submit a resignation, contingent (A) on that person not receiving the required vote for re-election, and (B) acceptance of that resignation by the Board of Directors in accordance with policies and procedures adopted by the Board of Directors for such purposes.

(ii)

A resignation that becomes effective pursuant to subsection (c)(i) of this Section 3 shall provide that it is irrevocable.

(iii)

The Board of Directors, acting on the recommendation of the Committee on Directors and Corporate Governance, shall within 90 days of receiving the certified results of the stockholder vote pertaining to such election, determine whether to accept the resignation of the unsuccessful incumbent. Absent a determination by the Board of Directors that it is in the best interests of the Corporation for an unsuccessful incumbent to remain as a director, no such person shall be elected by the Board to serve as a director, and the Board shall accept that person’s resignation.

(d)

Acceptance of a Director’s Resignation. If the Board of Directors accepts the resignation of a director who is an unsuccessful incumbent, or if in a non-Contested Election a nominee for director who is not an incumbent director does not receive a Majority Vote, then the Board of Directors may fill the resulting vacancy pursuant to the provisions of Section 4 of ARTICLE III of these By-Laws, or may decrease the size of the Board of Directors pursuant to the provisions of Section 2 of ARTICLE III of these By-Laws.

Section 4.    Vacancies

Any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of directors may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by the stockholders. Any vacancy occurring by reason of an increase in the number of directors may be filled by action of a majority of the entire Board of Directors or by the stockholders. A director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the expiration of the term for which he or she was elected and until his or her successor shall have been elected and shall have qualified. A director elected by the stockholders to fill a vacancy shall be elected to hold office until the expiration of the term for which he or she was elected and until his or her successor shall have been elected and shall have qualified. The provisions of this Section 4 shall not apply to directors governed by Section 15 of this ARTICLE III.

Section 5.    Resignations

A director may resign at any time by giving written notice to the Board of Directors or to the Secretary. Such resignation shall take effect when the resignation is delivered unless the resignation specifies (a) a later effective date or (b) an effective date determined upon the happening of an event or events (including but not limited to a failure to receive the required vote in an election pursuant to Section 3 of ARTICLE III of these By-Laws, and the Board of Directors’ acceptance of the resignation).

Section 6.    Annual Meetings

The Board of Directors, as constituted following the vote of stockholders at any meeting of the stockholders for the election of directors, may hold its first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after such meeting and at the same place, and notice of such meeting need not be given. Such first meeting may be held at any other time and place specified in a notice given as hereinafter provided for special meetings of the Board of Directors or in a consent and waiver of notice thereof signed by all the directors.

Section 7.    Regular Meetings

Regular meetings of the Board of Directors may be held without notice at such places and times as may be fixed from time to time by resolution of the Board.

Section 8.    Special Meetings; Notice

Special meetings of the Board of Directors may be called at any time by the Chairman of the Board or the President and shall be called by the Secretary upon the written request of any three directors, and each special meeting shall be held at such place and time as shall be specified in the notice thereof. At least ~~twenty-four (~~24~~)~~ hours’ notice of each such special meeting shall be given to each director personally or sent to him or her addressed to his or her residence or usual place of business by telephone, telegram or facsimile transmission, or at least 120 hours’ notice of each such special meeting shall be given to each director by letter sent to him or her addressed as aforesaid or on such shorter notice and by such means, including electronic transmission, as the person or persons calling such meeting may deem reasonably necessary or appropriate in light of the circumstances. Any notice by letter or telegram shall be deemed to be given when deposited in the United States mail so addressed or when duly deposited at an appropriate office for transmission by telegram, as the case may be. Such notice need not state the business to be transacted at or the purpose or purposes of such special meeting. No notice of any such special meeting of the Board of Directors need be given to any director who attends in person or who, in writing executed and filed with the records of the meeting, either before or after the holding thereof, waives such notice. No notice need be given of an adjourned meeting of the Board of Directors.

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Section 9.    Quorum and Manner of Acting

A majority of the total number of directors, but in no event less than two directors, shall constitute a quorum for the transaction of business at any annual, regular or special meeting of the Board of Directors. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, the act of a majority of the directors present at any meeting, at which a quorum is present, shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn the meeting from time to time until a quorum be had.

Section 10.    Consent in Writing

Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if a written consent to such action is signed or transmitted electronically by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or such committee.

Section 11.    Committees

(a)

Executive Committee. The Board of Directors may, by resolution passed by a majority of a quorum of the Board, appoint an Executive Committee of not less than three members, each of whom shall be a director. The Executive Committee, to the extent permitted by law, shall have and may exercise when the Board of Directors is not in session all powers of the Board in the management of the business and affairs of the Corporation, including, without limitation, the power and authority to declare a dividend or to authorize the issuance of stock, except such Committee shall not have the power or authority (i) to approve, adopt, or recommend to stockholders any action or matter required by the Delaware General Corporation Law to be submitted for stockholder approval; or (ii) to adopt, amend, or repeal any By-Law of the Corporation.

(b)

Other Committees. The Board of Directors may, by resolution passed by a majority of a quorum of the Board, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee, but in no event shall any such committee have the powers denied to the Executive Committee in these By-Laws.

(c)

Term. The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committees. The Board, subject to the provisions of subsections (a) or (b) of this Section 11, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation, but the Board may at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d)

Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 11 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the Corporation required to be maintained pursuant to Section 2 of ARTICLE I hereof; or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat. Fifty percent (50%) of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

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Section 12.    Telephone Meetings

The Board of Directors or any committee thereof may participate in a meeting by means of a conference telephone or similar communications equipment if all members of the Board or of such committee, as the case may be, participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 13.    Compensation

The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or stated compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 14.    Interested Directors

No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the Corporation’s directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose if (i) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 15.    Directors Elected by Special Class or Series

To the extent that any holders of any class or series of stock other than Common Stock issued by the Corporation shall have the separate right, voting as a class or series, to elect directors, the directors elected by such class or series shall be deemed to constitute an additional class of directors and shall have a term of office for one year or such other period as may be designated by the provisions of such class or series providing such separate voting right to the holders of such class or series of stock, and any such class of directors shall be in addition to directors serving pursuant to Section 2 of this ARTICLE III. Any directors so elected shall be subject to removal in such manner as may be provided by law or by the Certificate of Incorporation of this Corporation. The provisions of Sections 2, 3 and 4 of this ARTICLE III do not apply to directors governed by this Section 15.

Article IV  Officers

Section 1.    Designation of Officers

The officers of the Corporation, who shall be chosen by the Board of Directors at its first meeting after each annual meeting of stockholders, shall be a Chairman of the Board, a President, one or more Vice Presidents, a Treasurer, a Secretary and a Controller. The Board of Directors from time to time may choose such other officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The Chairman of the Board and the President shall be chosen from among the directors; the other officers need not be directors.

Section 2.    Term of Office; Resignation; Removal

The term of office of each officer shall be until the first meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor is elected and shall have qualified, or until his or her death, resignation or removal, whichever is sooner. Any officer may resign at any time by giving written notice to the Board of Directors or to the Secretary. Such resignation shall take effect at the time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any officer may be removed at any time either with or without cause by the Board of Directors.

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Section 3.    Vacancies

A vacancy in any office because of death, resignation, removal, disqualification or any other cause, may be filled for the unexpired portion of the term by the Board of Directors.

Section 4.    Authority of Officers

Subject to the power of the Board of Directors in its discretion to change and redefine the duties of the officers of the Corporation by resolution in such manner as it may from time to time determine, the duties of the officers of the Corporation shall be as follows:

(a)

Chairman of the Board. The Chairman of the Board shall preside at meetings of the stockholders and the Board of Directors. Subject to the direction of the Board of Directors, he or she shall generally manage the affairs of the Board and perform such other duties as are assigned by the Board.

(b)

President. The President shall be the Chief Executive Officer of the Corporation, and shall execute all the powers and perform all the duties usual to such office. Subject to the direction of the Board of Directors, he or she shall have the responsibility for the general management of the affairs of the Corporation. The President shall perform such other duties as may be prescribed or assigned to him or her from time to time by the Board of Directors.

(c)

Other Officers. The other officers of the Corporation shall have such powers and shall perform such duties as generally pertain to their respective offices, as well as such powers and duties as the Board of Directors, the Executive Committee or the Chief Executive Officer may prescribe.

Section 5.    Divisional Titles

Any one of the Chief Executive Officer, President, or Vice President Human Resources and Administration (each one an “Appointing Person”), may from time to time confer upon any employee of a division of the Corporation the title of President, Vice President, Treasurer or Secretary of such division or any other divisional title or titles deemed appropriate. Any such titles so conferred may be discontinued and withdrawn at any time by any one Appointing Person. Any employee of a division designated by such a divisional title shall have the powers and duties with respect to such division as shall be prescribed by the Appointing Person. The conferring, withdrawal or discontinuance of divisional titles shall be in writing and shall be filed with the Secretary of the Corporation.

Section 6.    Salaries

The salaries and other compensation of the principal officers of the Corporation shall be fixed from time to time by the Board of Directors.

Article V  Execution of Corporate Instruments and Voting of Securities Owned by the Corporation

Section 1.    Execution of Instruments

The Board of Directors may in its discretion determine the method and designate the signatory officer or officers or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the Corporation. All checks and drafts drawn on banks or other depositories on funds to the credit of the Corporation or in special accounts of the Corporation, shall be signed by such person or persons as the Treasurer or such other person designated by the Board of Directors for that purpose shall authorize so to do.

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Section 2.    Voting of Securities Owned by the Corporation

All stock and other securities of other corporations and business entities owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized to do so by resolution of the Board of Directors.

Article VI  Shares of Stock and Other Securities

Section 1.    Form and Execution of Certificates

Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman of the Board (if there be such an officer appointed), or by the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 2.    Lost Certificates

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or such owner’s legal representative, to indemnify the Corporation in such manner as it shall require and/or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 3.    Transfers

Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

Section 4.    Fixing Record Dates

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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Section 5.    Registered Stockholders

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 6.    Regulations

The Board of Directors may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the stock and other securities of the Corporation, and may appoint transfer agents and registrars of any class of stock or other securities of the Corporation.

Section 7.    Other Securities of the Corporation

All bonds, debentures and other corporate securities of the Corporation, other than stock certificates, may be signed by the Chairman of the Board (if there be such an officer appointed), or the President or any Vice President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security or whose facsimile signature shall appear thereon shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

Article VII  Corporate Seal

The corporate seal shall consist of a die bearing the name of the Corporation and the state and date of its incorporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Article VIII  Indemnification of Officers, Directors, Employees and Agents

Section 1.    Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation

Subject to Section 3 of this ARTICLE VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful. The right to indemnification conferred in this ARTICLE VIII shall be a contract right.

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Section 2.    Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation

Subject to Section 3 of this ARTICLE VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 3.    Authorization of Indemnification

Any indemnification under this ARTICLE VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 or Section 2 of this ARTICLE VIII, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith, without the necessity of authorization in the specific case.

Section 4.    Good Faith Defined

For purposes of any determination under Section 3 of this ARTICLE VIII, a person shall be deemed to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his or her conduct was unlawful, if his or her action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him or her by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this ARTICLE VIII, as the case may be.

Section 5.    Indemnification by a Court

Notwithstanding any contrary determination in the specific case under Section 3 of this ARTICLE VIII, and notwithstanding the absence of any determination thereunder, any director or officer may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this ARTICLE VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standards of conduct set forth in Sections 1 or 2 of this ARTICLE VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this ARTICLE VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

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Section 6.    Expenses Payable in Advance

Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this ARTICLE VIII.

Section 7.    Nonexclusivity of Indemnification and Advancement of Expenses

The indemnification and advancement of expenses provided by or granted pursuant to this ARTICLE VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this ARTICLE VIII shall be made to the fullest extent permitted by law. The provisions of this ARTICLE VIII shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this ARTICLE VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

Section 8.    Insurance

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify him or her against such liability under the provisions of this ARTICLE VIII.

Section 9.    Certain Definitions

For purposes of this ARTICLE VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this ARTICLE VIII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued. For purposes of this ARTICLE VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this ARTICLE VIII.

Section 10.    Survival of Indemnification and Advancement of Expenses

The indemnification and advancement of expenses provided by, or granted pursuant to, this ARTICLE VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 11.    Limitation on Indemnification.

Notwithstanding anything contained in this ARTICLE VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

– 2013 Proxy Statement   D-17

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Section 12.    Indemnification of Employees and Agents

The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this ARTICLE VIII to directors and officers of the Corporation.

Section 13.    Effect of Amendment

Any amendment, repeal or modification of this ARTICLE VIII shall not (a) adversely affect any right or protection of any director or officer existing at the time of such amendment, repeal or modification, or (b) apply to the indemnification of any such person for liability, expense, or loss stemming from actions or omissions occurring prior to such amendment, repeal, or modification.

Section 14.    Authority to Enter into Indemnification Agreements

The Corporation may enter into indemnification agreements with the directors and officers of the Corporation.

Article IX  Notices

Whenever, under any provisions of these By-Laws, notice is required to be given to any stockholder, the same shall be given in writing, timely and duly deposited in the United States Mail, postage prepaid, and addressed to such stockholder’s last known post office address as shown by the stock record of the Corporation or its transfer agent. Any notice required to be given to any director may be given by any of the methods stated in Section 8 of ARTICLE III hereof, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of facsimile telecommunication) facsimile telephone number as such director shall have disclosed in writing to the Secretary of the Corporation, or, in the absence of such filing, to the last known post office address of such director. If no address of a stockholder or director be known, such notice may be sent to the office of the Corporation required to be maintained pursuant to Section 2 of ARTICLE I hereof. An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by telegram or other means of electronic transmission shall be deemed to have been given as at the sending time recorded by the telegraph company or other electronic transmission equipment operator transmitting the same. It shall not be necessary that the same method of giving be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent such stockholder or such director in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice. Whenever any notice is required to be given under the provisions of this statute or of the Certificate of Incorporation, or of these By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or By-Laws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

– 2013 Proxy Statement   D-18

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Article X  Amendments

The Board of Directors is expressly authorized to adopt, alter and repeal the By-Laws of the Corporation in whole or in part at any regular or special meeting of the Board of Directors, by vote of a majority of the entire Board of Directors. The By-Laws may also be adopted, altered or repealed in whole or in part at any annual or special meeting of the stockholders by the affirmative vote of a majority of the shares of the Corporation outstanding and entitled to vote thereon.

Certificate of Secretary

The undersigned, Associate General Counsel and Secretary of McKesson Corporation, a Delaware corporation, hereby certifies that the foregoing is a full, true and correct copy of the By-Laws of said Corporation, with all amendments to date of this Certificate.

WITNESS the signature of the undersigned and the seal of the Corporation this ~~27th~~ ____ day of ~~July, 2011~~._________, 201_.

Willie C. Bogan
Associate General Counsel and Secretary

– 2013 Proxy Statement   D-19

McKESSON

McKESSON CORPORATION
C/O CORPORATE SECRETARY'S DEPARTMENT
ONE POST STREET, 35TH FLOOR
SAN FRANCISCO, CA 94104

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off time.* Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off time.* Have your proxy card in hand when you call and then follow the instructions.

***Cut-off Time:** **11:59 P.M. Eastern Time on July 28, 2013**, for participants in the McKesson Corporation Profit-Sharing Investment Plan.
11:59 P.M. Eastern Time on July 30, 2013, for all other stockholders.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M60705-P37815 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

McKESSON CORPORATION

The Board of Directors recommends a vote FOR the listed nominees:

1. Election of nine Directors for a one-year term.

Nominees:	For	Against	Abstain
1a. Andy D. Bryant	☐	☐	☐
1b. Wayne A. Budd	☐	☐	☐
1c. John H. Hammergren	☐	☐	☐
1d. Alton F. Irby III	☐	☐	☐
1e. M. Christine Jacobs	☐	☐	☐
1f. Marie L. Knowles	☐	☐	☐
1g. David M. Lawrence, M.D.	☐	☐	☐
1h. Edward A. Mueller	☐	☐	☐
1i. Jane E. Shaw, Ph.D.	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposals:	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2014.	☐	☐	☐
3. Advisory vote on executive compensation.	☐	☐	☐
4. Approval of 2013 Stock Plan.	☐	☐	☐
5. Approval of amendment to 2000 Employee Stock Purchase Plan.	☐	☐	☐
6. Approval of amendments to By-Laws to provide for a stockholder right to call special meetings.	☐	☐	☐
The Board of Directors recommends a vote AGAINST the following proposals:			
7. Stockholder proposal on action by written consent of stockholders.	☐	☐	☐
8. Stockholder proposal on disclosure of political contributions and expenditures.	☐	☐	☐
9. Stockholder proposal on significant executive stock retention until reaching normal retirement age or terminating employment.	☐	☐	☐
10. Stockholder proposal on compensation clawback policy.	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.			☐
Please indicate if you plan to attend this meeting.	☐	☐	
	Yes	No	

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer or partner.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting Admission Ticket
McKesson Corporation
Annual Meeting of Stockholders
Wednesday, July 31, 2013
8:30 A.M. Pacific Time

Parc 55 Hotel, 55 Cyril Magnin St.,
San Francisco, CA 94102

This Admission Ticket and valid picture I.D. will be required to admit you to the meeting

Please write your name and address in the space provided below and present this ticket when you enter

Name: ____________________

Address: ____________________

City, State and Zip Code: ____________________

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M60706-P37815

McKESSON CORPORATION
This proxy is solicited by the Board of Directors
Annual Meeting of Stockholders
July 31, 2013, 8:30 A.M. Pacific Time

The stockholder(s) hereby appoint(s) John H. Hammergren, Laureen E. Seeger, and Willie C. Bogan, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of McKesson Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders, and any adjournment or postponement thereof. If the stockholder(s) hold(s) shares of common stock of McKesson Corporation in the corporation's Profit-Sharing Investment Plan ("PSIP"), the stockholder(s) hereby authorize(s) and direct(s) the trustee of the PSIP to vote all shares in the account of the stockholder(s) under the PSIP in the manner indicated on the reverse side of this proxy at the Annual Meeting, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted in accordance with the Board of Directors' recommendations, and in the discretion of the proxy holder, on any other matter that may properly come before the meeting. If shares are held in the PSIP and no direction is given, the trustee will vote such shares in the same proportion as shares for which voting instructions are received.

Address Changes/Comments: ____________________

____

Continued and to be signed on reverse side